UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2023

Item 1.

Reports to Stockholders

Fidelity® Tax-Free Bond Fund

Annual Report
January 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended January 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity® Tax-Free Bond Fund	-4.38%	2.16%	2.63%

$25,000 Over 10 Years

Let's say hypothetically that $25,000 was invested in Fidelity® Tax-Free Bond Fund on January 31, 2013.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg 3+ Year Non-AMT Municipal Bond Index performed over the same period.

35,000
34,000
32,000
30,000
28,000
26,000
25,000
$23,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
'23
Period Ending Values
$32,413 Fidelity® Tax-Free Bond Fund
$32,154 Bloomberg 3+ Year Non-AMT Municipal Bond Index

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds declined for the 12 months ending January 31, 2023, with a late-period rally partially offsetting a steep fall earlier on. The Bloomberg Municipal Bond Index returned -3.25% for the period. By early 2022, the Federal Reserve had begun its pivot from monetary easing to monetary tightening, tapering the large-scale asset purchases it restarted in 2020 amid the COVID-19 pandemic. In March, the Fed, faced with persistent inflationary pressure, began implementing an aggressive series of rate hikes, eventually raising its benchmark interest rate seven times, by a total of 4.25 percentage points, through mid-December. This helped push municipal bond yields to their highest level in more than a decade. Muni bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for lower-quality munis as recession risk increased. In November, December and January, the tax-exempt market reversed course and rallied strongly (+7.99%) - including a gain of 2.87% in January - amid market expectations for the Fed to pause monetary policy tightening in 2023. Muni yields declined and prices rebounded. Favorable supply and demand was helpful; issuance remained subdued, while net inflows into munis turned positive. Muni tax-backed credit fundamentals were solid throughout the period and, for the most part, the risk of credit-rating downgrades appeared low. Shorter-duration (lower sensitivity to changes in interest rates) and higher-credit-quality munis led the way for the year.
Comments from Co-Portfolio Managers Michael Maka, Cormac Cullen and Elizah McLaughlin:
For the fiscal year ending January 31, 2023, the fund returned -4.38%, lagging the -3.66% result of the supplemental index, the Bloomberg Municipal Bond 3+ Year Index, as well as the -3.25% result of the benchmark, the broad-based Bloomberg Municipal Bond Index. The past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the supplemental index, the fund's underweight exposure to high-quality AAA-rated securities - which outpaced lower-quality securities as credit spreads widened - detracted from relative performance. An overweight to hospitals, a segment that lagged the index, also hurt. A larger-than-index stake in bonds backed by the state of Illinois further crimped the relative result. Pricing-related factors significantly detracted as well. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management & Research's fair-value processes. Securities within the index, however, are priced by the index provider. In contrast, duration (interest rate) positioning contributed to performance versus the supplemental index. The fund had less sensitivity to interest rates, as measured by its shorter duration, during periods when interest rates rose and therefore was hurt less. A higher-than-average yield on the fund's underlying holdings provided another boost to the relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary January 31, 2023 (Unaudited)
Top Five States (% of Fund's net assets)

Illinois	14.9
New York	6.5
Texas	6.5
Pennsylvania	6.3
Florida	6.1

Revenue Sources (% of Fund's net assets)
Health Care	25.6%
General Obligations	20.4%
Transportation	17.1%
Education	9.2%
Special Tax	7.5%
State G.O.	5.3%
Others* (Individually Less Than 5%)	14.9%
100.0%

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments January 31, 2023
Showing Percentage of Net Assets

Municipal Bonds - 95.5%
	Principal Amount (a)	Value ($)
Alabama - 2.1%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	1,700,000	1,838,965
Homewood Edl. Bldg. Auth. Rev. Series 2019 A:
4% 12/1/33	270,000	280,715
4% 12/1/35	880,000	896,581
4% 12/1/37	1,180,000	1,185,842
4% 12/1/38	225,000	225,305
4% 12/1/39	1,605,000	1,595,562
4% 12/1/41	3,845,000	3,751,550
4% 12/1/44	2,265,000	2,172,320
4% 12/1/49	530,000	494,941
Lower Alabama Gas District Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (b)	23,020,000	23,124,198
Montgomery Med. Clinic Facilities Series 2015:
5% 3/1/26	55,000	55,906
5% 3/1/27	110,000	111,393
5% 3/1/28	120,000	121,383
5% 3/1/29	100,000	100,986
5% 3/1/30	120,000	120,949
5% 3/1/36	2,315,000	2,230,720
Southeast Energy Auth. Rev. Bonds:
(Proj. No. 2) Series 2021 B1:
4% 6/1/29	1,260,000	1,295,720
4% 6/1/30	955,000	978,708
4% 6/1/31	825,000	838,358
Bonds (Proj. No. 2) Series 2021 B1, 4%, tender 12/1/31 (b)	20,155,000	20,089,805
TOTAL ALABAMA		61,509,907
Alaska - 0.1%
Alaska Int'l. Arpts. Revs. Series 2016 B:
5% 10/1/31	1,590,000	1,699,056
5% 10/1/33	2,075,000	2,204,233
TOTAL ALASKA		3,903,289
Arizona - 2.3%
Arizona Board of Regents Ctfs. of Prtn. (Univ. of Arizona Univ. Revs.) Series 2018 B:
5% 6/1/27	470,000	520,770
5% 6/1/30	1,390,000	1,562,305
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2007 B, 3 month U.S. LIBOR + 0.810% 3.995%, tender 1/1/37 (b)(c)	945,000	885,143
Arizona Indl. Dev. Auth. Hosp. Rev. Series 2021 A:
4% 2/1/38	1,415,000	1,432,476
4% 2/1/39	1,415,000	1,424,778
Arizona Indl. Dev. Auth. Lease Rev. Series 2020 A:
4% 9/1/37	385,000	393,329
4% 9/1/38	420,000	425,854
4% 9/1/39	380,000	384,252
4% 9/1/40	410,000	413,279
4% 9/1/46	945,000	943,779
5% 9/1/31	185,000	209,427
5% 9/1/32	285,000	320,524
5% 9/1/33	390,000	435,797
5% 9/1/34	330,000	366,329
Arizona Indl. Dev. Auth. Rev. (Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/37	1,030,000	798,980
5% 5/1/43	945,000	678,538
Arizona State Univ. Revs. Series 2021 C:
5% 7/1/32	1,150,000	1,375,350
5% 7/1/34	1,180,000	1,397,560
5% 7/1/35	945,000	1,107,411
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	145,000	130,003
5% 7/1/48	190,000	159,309
Maricopa County Indl. Dev. Auth. (Creighton Univ. Proj.) Series 2020, 5% 7/1/47	1,890,000	2,022,441
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (d)	1,735,000	1,375,484
6% 1/1/48 (d)	3,290,000	2,378,133
Maricopa County Rev.:
Series 2017 D, 3% 1/1/48	4,000,000	3,150,545
Series 2019 E, 3% 1/1/49	2,375,000	1,852,614
Maricopa County Unified School District #48 Scottsdale Series 2017 B:
5% 7/1/31	755,000	841,443
5% 7/1/32	3,070,000	3,417,398
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2017 B:
5% 7/1/30	2,475,000	2,752,671
5% 7/1/34	1,890,000	2,087,015
5% 7/1/35	1,890,000	2,070,326
Series 2019 A, 5% 7/1/44	5,300,000	5,743,454
Phoenix Civic Impt. Corp. Series 2019 A:
5% 7/1/30	1,040,000	1,182,525
5% 7/1/32	335,000	378,145
5% 7/1/36	560,000	613,565
5% 7/1/37	490,000	533,660
5% 7/1/38	785,000	851,801
5% 7/1/45	6,800,000	7,240,969
Phoenix Civic Impt. Corp. District Rev. (Plaza Expansion Proj.) Series 2005 B, 5.5% 7/1/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,720,000	5,962,372
Phoenix IDA Student Hsg. Rev. (Downtown Phoenix Student Hsg. II LLC Arizona State Univ. Proj.) Series 2019 A:
5% 7/1/49	1,060,000	1,065,149
5% 7/1/54	3,335,000	3,343,924
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007, 5.25% 12/1/23	2,360,000	2,389,027
TOTAL ARIZONA		66,617,854
California - 2.9%
California Gen. Oblig. Series 2004:
5.25% 12/1/33	35,000	35,078
5.5% 4/1/30	5,000	5,013
California Hsg. Fin. Agcy. Series 2021 1, 3.5% 11/20/35	1,690,335	1,637,767
California Muni. Fin. Auth. Student Hsg. (CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/35	2,020,000	2,119,045
5% 5/15/38	2,830,000	2,936,216
5% 5/15/43	3,775,000	3,859,959
California Pub. Fin. Auth. Univ. Hsg. Rev.:
(Claremont Colleges Proj.) Series 2017 A, 5% 7/1/27 (d)	340,000	331,875
(NCCD - Claremont Properties LLC - Claremont Colleges Proj.) Series 2017 A, 5% 7/1/47 (d)	280,000	277,324
California Pub. Works Board Lease Rev. (Various Cap. Projs.) Series 2022 C, 5% 8/1/32	2,190,000	2,673,172
California Statewide Cmntys. Dev. Auth. Series 2016:
5% 5/15/25	945,000	980,050
5% 5/15/26	945,000	993,692
5% 5/15/27	945,000	993,091
5% 5/15/28	945,000	990,389
5% 5/15/32	1,180,000	1,224,369
5% 5/15/33	1,415,000	1,465,141
5% 5/15/40	945,000	963,843
California Statewide Cmntys. Dev. Auth. Rev. Series 2015, 5% 2/1/45	2,150,000	1,799,544
Mount Diablo Unified School District Series 2022 B:
4% 8/1/29	1,800,000	1,998,829
4% 8/1/32	1,100,000	1,237,046
4% 8/1/33	1,425,000	1,584,311
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	1,225,000	926,207
Series B:
0% 8/1/33	4,105,000	2,982,881
0% 8/1/37	7,555,000	4,430,913
0% 8/1/38	3,990,000	2,227,710
0% 8/1/39	6,815,000	3,610,493
0% 8/1/41	4,625,000	2,208,007
Poway Unified School District Pub. Fing. Series 2015 A:
5% 9/1/27	990,000	1,042,384
5% 9/1/30	1,295,000	1,350,891
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,510,000	1,356,930
San Diego Cmnty. College District Series 2011, 0% 8/1/35	2,830,000	1,872,610
San Diego Unified School District:
Series 2008 C:
0% 7/1/34	1,225,000	857,875
0% 7/1/37	4,820,000	2,867,624
Series 2008 E, 0% 7/1/47 (e)	2,455,000	1,882,338
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2019 B, 5% 5/1/49	2,765,000	2,975,970
Series 2022 B, 5% 5/1/52	14,945,000	16,489,457
San Marcos Unified School District Series 2010 B, 0% 8/1/47	3,495,000	1,287,788
Santa Rosa Wastewtr. Rev. Series 2002 B, 0% 9/1/25 (AMBAC Insured)	1,605,000	1,511,798
Tobacco Securitization Auth. Southern California Tobacco Settlement Series 2019 A1:
5% 6/1/27	945,000	1,018,747
5% 6/1/28	1,425,000	1,558,409
5% 6/1/29	945,000	1,045,443
Univ. of California Revs. Series 2017 AV, 5% 5/15/36	1,520,000	1,674,164
TOTAL CALIFORNIA		83,284,393
Colorado - 0.8%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	1,370,000	1,404,769
5% 10/1/43	5,485,000	5,540,245
Colorado Health Facilities Auth. Rev. Bonds:
(Parkview Episcopal Med. Ctr., Co. Proj.) Series 2017:
5% 9/1/23	255,000	258,008
5% 9/1/24	210,000	215,968
5% 9/1/25	245,000	256,182
5% 9/1/28	2,075,000	2,236,891
(Parkview Med. Ctr., Inc. Proj.) Series 2016, 5% 9/1/46	3,495,000	3,569,641
Series 2019 A, 4% 11/1/39	2,815,000	2,820,123
Series 2019 A2:
3.25% 8/1/49	2,700,000	2,048,344
4% 8/1/49	4,390,000	4,127,843
Series 2020 A, 4% 9/1/50	1,020,000	883,557
Colorado Hsg. & Fin. Auth. Series 2019 H, 4.25% 11/1/49	825,000	842,088
TOTAL COLORADO		24,203,659
Connecticut - 2.5%
Connecticut Gen. Oblig.:
Series 2018 F, 5% 9/15/27	945,000	1,060,291
Series 2020 A:
4% 1/15/34	6,615,000	7,170,916
5% 1/15/40	2,610,000	2,862,065
Series 2021 A:
3% 1/15/35	1,000,000	977,749
3% 1/15/39	960,000	866,031
3% 1/15/40	1,230,000	1,087,129
Series 2021 B, 3% 6/1/40	1,000,000	882,583
Series 2022 B, 3% 1/15/40	2,625,000	2,320,092
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1:
5% 7/1/34	990,000	1,069,519
5% 7/1/35	1,135,000	1,216,399
5% 7/1/36	380,000	404,219
5% 7/1/37	1,470,000	1,556,975
5% 7/1/42	3,570,000	3,728,566
Bonds Series 2020 B, 5%, tender 1/1/27 (b)	4,445,000	4,792,022
Series 2016 K, 4% 7/1/46	4,215,000	3,855,573
Series 2019 A:
5% 7/1/34 (d)	1,325,000	1,297,774
5% 7/1/49 (d)	1,925,000	1,689,065
Series 2020 A, 4% 7/1/39	2,830,000	2,831,929
Series 2020 C, 4% 7/1/45	3,985,000	3,881,873
Series 2020 K:
5% 7/1/37	945,000	1,034,925
5% 7/1/38	1,415,000	1,543,206
5% 7/1/39	1,465,000	1,590,608
5% 7/1/44 (d)	1,295,000	1,269,879
Series 2021 S, 4% 6/1/51	1,120,000	1,057,623
Series 2022 M:
4% 7/1/37	3,305,000	3,241,148
4% 7/1/52	1,680,000	1,614,947
Series G, 5% 7/1/50 (d)	1,100,000	1,060,508
Series K1:
5% 7/1/31	1,415,000	1,466,282
5% 7/1/35	1,210,000	1,236,267
Series N:
4% 7/1/39	1,165,000	1,040,591
4% 7/1/49	1,395,000	1,126,298
5% 7/1/32	520,000	544,874
5% 7/1/33	470,000	490,388
5% 7/1/34	235,000	243,581
Connecticut Hsg. Fin. Auth. Series 2019 B1, 4% 5/15/49	1,040,000	1,059,476
Connecticut State Revolving Fund Gen. Rev. Series 2017 A, 5% 5/1/35	2,195,000	2,414,421
Hbr. Point Infrastructure Impt. District Series 2017:
5% 4/1/30 (d)	2,295,000	2,334,504
5% 4/1/39 (d)	2,950,000	2,950,128
New Haven Gen. Oblig. Series 2016 A, 5% 8/15/25 (Assured Guaranty Muni. Corp. Insured)	540,000	572,298
TOTAL CONNECTICUT		71,442,722
District Of Columbia - 0.9%
District of Columbia Gen. Oblig. Series 2017 A, 5% 6/1/33	2,170,000	2,415,293
District of Columbia Hosp. Rev. Series 2015:
5% 7/15/29	3,775,000	4,014,404
5% 7/15/30	6,130,000	6,502,150
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev. (Dulles Metrorail and Cap. Impt. Projs.):
Series 2019 A:
5% 10/1/33	1,180,000	1,314,077
5% 10/1/34	1,890,000	2,099,541
5% 10/1/36	1,890,000	2,061,473
Series 2019 B, 3% 10/1/50 (Assured Guaranty Muni. Corp. Insured)	4,210,000	3,248,675
Washington D.C. Metropolitan Transit Auth. Rev. Series 2017 B, 5% 7/1/33	4,290,000	4,686,613
TOTAL DISTRICT OF COLUMBIA		26,342,226
Florida - 6.1%
Brevard County Health Facilities Auth. Rev. Series 2023 A, 5% 4/1/32 (f)(g)	2,220,000	2,502,275
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2016 A, 5% 7/1/28	1,505,000	1,638,957
Series 2016, 5% 7/1/32	965,000	1,038,375
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A, 5% 10/1/29	1,650,000	1,707,511
Central Florida Expressway Auth. Sr. Lien Rev. Series 2021:
4% 7/1/34 (Assured Guaranty Muni. Corp. Insured)	4,015,000	4,338,687
4% 7/1/35 (Assured Guaranty Muni. Corp. Insured)	3,890,000	4,167,961
4% 7/1/37 (Assured Guaranty Muni. Corp. Insured)	4,320,000	4,505,169
4% 7/1/38 (Assured Guaranty Muni. Corp. Insured)	2,700,000	2,803,890
4% 7/1/39 (Assured Guaranty Muni. Corp. Insured)	2,175,000	2,240,791
Duval County School Board Ctfs. of Prtn. Series 2015 B, 5% 7/1/29	6,025,000	6,370,573
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A, 4% 8/15/45	2,255,000	2,142,708
Florida Higher Edl. Facilities Fing. Auth.:
(St. Leo Univ. Proj.) Series 2019, 5% 3/1/49	4,530,000	4,084,906
Series 2019, 5% 10/1/27	615,000	654,720
Florida Hsg. Fin. Corp. Rev. Series 2019 1, 4% 7/1/50	3,140,000	3,179,434
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	2,455,000	2,532,250
Series 2015 C, 5% 10/1/35	1,890,000	1,941,741
Florida Muni. Pwr. Agcy. Rev.:
(Pwr. Supply Proj.) Series 2017 A, 5% 10/1/28	380,000	430,358
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	930,000	1,008,495
5% 10/1/31	1,015,000	1,097,343
Series 2015 B, 5% 10/1/29	1,180,000	1,255,737
Gainesville Utils. Sys. Rev. Series 2017 A, 5% 10/1/35	4,720,000	5,191,305
Halifax Hosp. Med. Ctr. Rev. Series 2015:
5% 6/1/24	790,000	811,034
5% 6/1/28 (Pre-Refunded to 6/1/25 @ 100)	620,000	657,975
Hillsborough County School Board Ctfs. of Prtn. Series 2015 A, 5% 7/1/26	7,555,000	7,973,778
Jacksonville Health Care Facilities (Baptist Med. Ctr. Proj.) Series 2017:
5% 8/15/26	1,890,000	2,053,442
5% 8/15/34	2,595,000	2,836,853
Miami Beach Health Facilities Auth. Hosp. Rev. Series 2014 A, 5% 11/15/39	1,445,000	1,467,884
Miami-Dade County Aviation Rev. Series 2020 A:
4% 10/1/35	1,510,000	1,566,919
4% 10/1/41	1,135,000	1,132,360
5% 10/1/31	2,020,000	2,342,905
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	3,115,000	3,118,804
Series 2014 A:
5% 7/1/25	1,350,000	1,386,600
5% 7/1/27	945,000	971,017
5% 7/1/28	2,100,000	2,157,521
5% 7/1/29	955,000	981,025
5% 7/1/44	15,860,000	16,109,259
Series 2014 B, 5% 7/1/30	2,360,000	2,423,982
Miami-Dade County Gen. Oblig. Series 2020, 2.25% 7/1/38	1,000,000	792,420
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2015 A, 5% 5/1/29	11,680,000	12,294,076
Series 2016 A, 5% 5/1/32	9,440,000	10,044,355
Series 2016 B, 5% 8/1/26	4,255,000	4,616,038
Palm Beach County School Board Ctfs. of Prtn.:
Series 2015 D, 5% 8/1/28	1,870,000	1,981,836
Series 2018 A, 5% 8/1/24	720,000	746,528
Pinellas County Idr (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Proj.) Series 2019:
5% 7/1/29	200,000	204,158
5% 7/1/39	400,000	398,471
Saint Lucie County School Board Ctfs. of Prtn. Series 2013 A, 5% 7/1/26	2,375,000	2,397,473
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/27	470,000	509,706
5% 10/1/28	3,775,000	4,093,912
5% 10/1/30	1,890,000	2,045,449
5% 10/1/32	3,125,000	3,363,184
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
5% 8/15/29	1,395,000	1,532,334
5% 8/15/32	3,700,000	4,030,064
5% 8/15/35	665,000	712,436
5% 8/15/37	4,720,000	4,990,698
5% 8/15/42	3,210,000	3,321,152
5% 8/15/47	4,910,000	5,051,023
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A:
5% 12/1/29	1,345,000	1,405,648
5% 12/1/36	1,040,000	1,066,445
Series 2015 A, 5% 12/1/40	945,000	960,161
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44	720,000	765,395
5% 10/15/49	1,340,000	1,416,958
Volusia County School Board Ctfs. of Prtn. (Florida Master Lease Prog.) Series 2016 A:
5% 8/1/30 (Build America Mutual Assurance Insured)	1,095,000	1,173,505
5% 8/1/31 (Build America Mutual Assurance Insured)	2,090,000	2,236,717
TOTAL FLORIDA		174,974,686
Georgia - 3.9%
Brookhaven Dev. Auth. Rev. Series 2019 A, 5% 7/1/36	1,435,000	1,604,760
Burke County Indl. Dev. Auth. Poll. Cont. Rev.:
(Georgia Transmission Corp. Proj.) Series 2012, 2.75% 1/1/52 (b)	2,900,000	2,031,350
Bonds (Georgia Pwr. Co. Plant Vogtle Proj.) Series 2013 1st, 2.925%, tender 3/12/24 (b)	9,065,000	8,990,963
Coweta County Dev. Auth. Rev. (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5% 7/1/44	6,080,000	6,399,590
DeKalb Private Hosp. Auth. Rev. Series 2019 B, 5% 7/1/35	1,285,000	1,451,309
Fulton County Dev. Auth. Rev.:
Series 2019 C, 5% 7/1/38	1,160,000	1,279,018
Series 2019, 4% 6/15/49	1,115,000	1,104,225
Gainesville & Hall County Hosp. Auth. Rev. Series 2020 A, 3% 2/15/47	9,015,000	7,107,647
Georgia Muni. Elec. Auth. Pwr. Rev. Series 2019 A:
4% 1/1/49	5,760,000	5,479,961
5% 1/1/30	390,000	436,278
5% 1/1/32	885,000	986,136
5% 1/1/34	1,815,000	2,007,263
5% 1/1/35	875,000	958,804
5% 1/1/36	1,075,000	1,161,671
5% 1/1/37	1,055,000	1,131,522
5% 1/1/38	1,085,000	1,156,520
5% 1/1/44	2,825,000	2,937,626
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/35	4,620,000	4,726,922
4% 7/1/39	2,360,000	2,370,797
4% 7/1/43	2,470,000	2,428,106
Main Street Natural Gas, Inc. Bonds:
Series 2019 B, 4%, tender 12/2/24 (b)	5,705,000	5,742,513
Series 2021 A, 4%, tender 9/1/27 (b)	21,715,000	22,132,371
Series 2021 C, 4%, tender 12/1/28 (b)	20,380,000	20,419,937
Private Colleges & Univs. Auth. Rev.:
(The Savannah College of Art & Design Projs.) Series 2021:
4% 4/1/38	500,000	505,667
4% 4/1/40	1,320,000	1,325,718
5% 4/1/36	1,060,000	1,175,311
Series 2020 B:
5% 9/1/31	1,060,000	1,263,189
5% 9/1/33	2,360,000	2,790,096
TOTAL GEORGIA		111,105,270
Hawaii - 0.1%
Hawaii Gen. Oblig. Series 2020 C:
4% 7/1/37	1,040,000	1,079,917
4% 7/1/38	1,180,000	1,218,326
TOTAL HAWAII		2,298,243
Idaho - 0.2%
Idaho Health Facilities Auth. Rev. Series 2015 ID:
5% 12/1/24	470,000	491,309
5.5% 12/1/27	3,070,000	3,293,432
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
(Idaho St Garvee Proj.) Series 2017 A:
5% 7/15/24	665,000	689,615
5% 7/15/25	665,000	706,764
5% 7/15/26	470,000	511,817
Series 2019 A, 4% 1/1/50	375,000	380,319
TOTAL IDAHO		6,073,256
Illinois - 14.9%
Chicago Board of Ed.:
Series 2012 A, 5% 12/1/42	2,660,000	2,654,508
Series 2015 C, 5.25% 12/1/39	755,000	758,600
Series 2016 B, 6.5% 12/1/46	400,000	425,784
Series 2017 A, 7% 12/1/46 (d)	1,400,000	1,534,967
Series 2017 C:
5% 12/1/24	1,735,000	1,773,861
5% 12/1/25	2,670,000	2,754,355
5% 12/1/26	500,000	519,910
Series 2017 D:
5% 12/1/24	1,705,000	1,743,189
5% 12/1/31	1,845,000	1,914,094
Series 2017 H, 5% 12/1/36	440,000	448,786
Series 2018 A:
5% 12/1/24	1,590,000	1,625,613
5% 12/1/29	4,195,000	4,392,220
5% 12/1/31	850,000	888,865
Series 2018 C, 5% 12/1/46	8,210,000	8,178,163
Series 2019 A:
5% 12/1/25	2,360,000	2,434,561
5% 12/1/26	1,985,000	2,064,042
5% 12/1/29	2,920,000	3,101,831
5% 12/1/30	3,820,000	4,022,092
5% 12/1/32	1,700,000	1,784,142
Chicago Gen. Oblig.:
Series 2020 A:
5% 1/1/26	1,565,000	1,620,193
5% 1/1/27	7,225,000	7,555,409
5% 1/1/29	3,645,000	3,879,396
5% 1/1/30	7,320,000	7,856,884
Series 2021 A, 5% 1/1/32	4,405,000	4,741,931
Chicago Midway Arpt. Rev. Series 2016 B:
4% 1/1/35	770,000	779,098
5% 1/1/36	4,250,000	4,427,501
5% 1/1/37	5,005,000	5,200,456
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2016 B, 5% 1/1/34	2,675,000	2,843,949
Series 2016 C:
5% 1/1/32	4,485,000	4,780,687
5% 1/1/33	1,230,000	1,309,714
5% 1/1/34	1,425,000	1,515,001
Series 2017 B:
5% 1/1/34	1,430,000	1,549,715
5% 1/1/35	2,400,000	2,588,977
5% 1/1/36	1,560,000	1,669,647
5% 1/1/37	6,045,000	6,436,251
5% 1/1/38	2,125,000	2,252,846
Series 2018 B:
4% 1/1/44	2,510,000	2,488,753
5% 1/1/48	1,055,000	1,112,997
5% 1/1/53	1,060,000	1,113,628
Series 2020 A, 4% 1/1/37	6,305,000	6,467,443
Chicago Transit Auth. Series 2017, 5% 12/1/46	1,795,000	1,851,095
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/23	830,000	835,950
5% 6/1/25	705,000	737,213
5% 6/1/26	1,505,000	1,606,255
Chicago Wtr. Rev. Series 2017, 5.25% 11/1/33 (Assured Guaranty Muni. Corp. Insured)	420,000	424,332
Cook County Ccsd 034 Glenview Series 2021 A, 2% 12/1/37	2,010,000	1,544,215
Cook County Gen. Oblig. Series 2016 A, 5% 11/15/29	5,770,000	6,251,244
Grundy & Will Counties Cmnty. School Gen. Oblig. Series 2018, 5% 2/1/29	635,000	700,385
Illinois Fin. Auth.:
Series 2020 A:
3% 5/15/50	7,190,000	5,229,401
3% 5/15/50 (Build America Mutual Assurance Insured)	3,390,000	2,567,943
3.25% 8/15/49	1,340,000	1,085,222
Series 2020, 5% 7/1/36	4,150,000	4,777,789
Illinois Fin. Auth. Academic Facilities (Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A:
5% 10/1/31	190,000	214,278
5% 10/1/32	275,000	307,942
5% 10/1/33	470,000	521,434
5% 10/1/35	285,000	310,452
5% 10/1/36	285,000	307,506
5% 10/1/37	330,000	354,200
5% 10/1/38	355,000	379,716
5% 10/1/39	610,000	649,817
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/31	2,230,000	2,352,426
(Depaul Univ. Proj.) Series 2016 A:
4% 10/1/31	1,395,000	1,431,866
5% 10/1/33	1,415,000	1,511,181
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A:
5% 7/15/25	750,000	794,707
5% 7/15/27	1,225,000	1,356,603
5% 7/15/30	1,405,000	1,573,815
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	10,465,000	10,058,897
5% 5/15/43	9,440,000	9,733,975
(Presence Health Proj.) Series 2016 C:
5% 2/15/29	3,260,000	3,570,951
5% 2/15/36	2,255,000	2,380,616
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/49	465,000	468,287
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	1,135,000	1,173,508
Series 2015 A, 5% 11/15/31	3,305,000	3,465,714
Series 2015 C:
5% 8/15/35	3,155,000	3,248,451
5% 8/15/44	15,205,000	15,269,215
Series 2016 A:
5% 7/1/33 (Pre-Refunded to 7/1/26 @ 100)	1,745,000	1,902,120
5% 7/1/34 (Pre-Refunded to 7/1/26 @ 100)	945,000	1,030,088
5% 7/1/36 (Pre-Refunded to 7/1/26 @ 100)	1,445,000	1,575,108
5.25% 8/15/29 (Pre-Refunded to 8/15/26 @ 100)	960,000	1,055,871
Series 2016 B:
5% 8/15/30	2,830,000	3,071,449
5% 8/15/33	4,330,000	4,647,037
5% 8/15/34	2,280,000	2,439,768
Series 2016 C:
3.75% 2/15/34	685,000	700,178
4% 2/15/36	2,915,000	2,975,180
4% 2/15/41	8,645,000	8,655,271
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	395,000	419,413
5% 2/15/31	1,965,000	2,145,768
Series 2016:
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	20,000	21,236
5% 12/1/29	970,000	1,027,658
5% 12/1/46	2,510,000	2,539,874
Series 2017 A, 5% 8/1/47	405,000	408,307
Series 2017:
5% 7/1/33	3,175,000	3,469,098
5% 7/1/34	2,610,000	2,837,463
5% 7/1/35	530,000	575,544
Series 2019:
4% 9/1/37	380,000	332,713
4% 9/1/39	945,000	813,537
5% 9/1/30	180,000	185,671
5% 9/1/38	850,000	835,848
Illinois Gen. Oblig.:
Series 2006, 5.5% 1/1/31	1,835,000	2,082,394
Series 2013 A, 5% 4/1/35	850,000	851,482
Series 2013, 5.5% 7/1/38	1,890,000	1,901,737
Series 2014:
5% 2/1/25	2,120,000	2,164,271
5% 2/1/27	1,155,000	1,175,973
5% 4/1/28	550,000	560,766
5% 5/1/28	3,140,000	3,205,409
5% 5/1/32	1,320,000	1,341,940
5% 5/1/33	1,510,000	1,533,872
5.25% 2/1/29	2,830,000	2,882,003
5.25% 2/1/30	2,550,000	2,594,393
5.25% 2/1/31	1,230,000	1,250,449
Series 2016:
5% 2/1/26	945,000	998,049
5% 6/1/26	575,000	609,985
5% 2/1/27	3,535,000	3,780,719
5% 2/1/28	3,300,000	3,514,853
5% 2/1/29	3,100,000	3,288,598
Series 2017 A, 5% 12/1/26	3,165,000	3,378,382
Series 2018 A:
5% 10/1/26	1,415,000	1,507,399
5% 10/1/28	3,305,000	3,588,718
Series 2020 B, 4% 10/1/32	5,055,000	5,173,234
Series 2021 A:
5% 3/1/32	100,000	109,666
5% 3/1/35	710,000	765,973
5% 3/1/36	565,000	604,869
5% 3/1/37	710,000	754,137
5% 3/1/46	2,830,000	2,909,418
Series 2021 B, 4% 12/1/34	3,355,000	3,382,723
Series 2022 A:
5% 3/1/32	1,755,000	1,942,421
5% 3/1/36	7,365,000	7,938,310
5.25% 3/1/37	1,605,000	1,748,466
Series 2022 B:
5% 3/1/29	3,495,000	3,805,363
5% 3/1/32	1,550,000	1,715,503
Illinois Hsg. Dev. Auth. Series 2021, 3% 4/1/51	6,620,000	6,516,713
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Series 2019, 2.9% 7/1/35	4,527,862	4,203,383
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/31	1,785,000	1,878,898
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2016 A, 5% 12/1/31	890,000	951,824
Series 2019 A, 5% 1/1/44	1,060,000	1,145,532
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
Series 2015 5% 1/1/28	2,625,000	2,707,856
Series 2017, 5% 1/1/29	970,000	1,067,786
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016, 5% 2/1/33	10,270,000	10,966,431
Lake County Cmnty. Consolidated School District #73 Gen. Oblig. Series 2021, 2.25% 1/1/40	1,245,000	958,917
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	2,165,000	2,101,653
0% 1/15/25	4,190,000	3,942,679
0% 1/15/26	3,150,000	2,883,402
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 2010 B1:
0% 6/15/43 (Assured Guaranty Muni. Corp. Insured)	30,875,000	12,315,195
0% 6/15/45 (Assured Guaranty Muni. Corp. Insured)	11,465,000	4,110,250
0% 6/15/47 (Assured Guaranty Muni. Corp. Insured)	10,015,000	3,231,473
Series 2012 B, 0% 12/15/51	5,570,000	1,246,535
Series 2002 A, 0% 6/15/35 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,310,000	782,918
Series 2002, 0% 12/15/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	12,285,000	6,725,114
Series 2017 B:
5% 12/15/28	1,890,000	1,985,426
5% 12/15/32	850,000	890,173
Series 2020 A, 5% 6/15/50	21,945,000	22,274,129
Series 2022 A, 4% 12/15/42	5,405,000	5,055,506
Univ. of Illinois Rev.:
Series 2013:
6% 10/1/42	1,825,000	1,861,191
6.25% 10/1/38	1,795,000	1,834,812
Series 2018 A, 5% 4/1/29	3,720,000	4,150,043
Will County Cmnty. Unit School District #365-U Series 2007 B, 0% 11/1/26 (Assured Guaranty Muni. Corp. Insured)	3,000,000	2,686,337
TOTAL ILLINOIS		429,456,511
Indiana - 1.4%
Beech Grove School Bldg. Corp. Series 1996, 5.625% 7/5/24 (Escrowed to Maturity)	475,000	486,427
Indiana Fin. Auth. Hosp. Rev. (Parkview Health Sys. Proj.) Series 2017 A:
5% 11/1/28	425,000	482,808
5% 11/1/29	1,320,000	1,526,823
5% 11/1/30	295,000	347,260
Indiana Fin. Auth. Rev.:
(Butler Univ. Proj.) Series 2019, 4% 2/1/44	2,450,000	2,405,484
Series 2015 A, 5.25% 2/1/32	2,775,000	2,933,467
Series 2015, 5% 3/1/36	4,250,000	4,392,194
Series 2016:
5% 9/1/27	1,745,000	1,892,405
5% 9/1/31	1,735,000	1,860,681
Indiana Hsg. & Cmnty. Dev. Auth.:
(Glasswater Creek of Whitestown Proj.) Series 2020, 5.375% 10/1/40 (d)	1,660,000	1,385,828
Series 2021 B, 3% 7/1/50	1,085,000	1,068,885
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2017 A:
5% 1/1/32	3,775,000	4,239,635
5% 1/1/34	1,890,000	2,113,708
Indianapolis Local Pub. Impt. (Courthouse and Jail Proj.) Series 2019 A, 5% 2/1/49	3,090,000	3,303,730
Indianapolis Wtr. Sys. Rev. Series 2018 A, 5% 10/1/32	2,830,000	3,188,251
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019:
4% 4/1/39	945,000	940,709
4% 4/1/46	2,115,000	2,047,055
5% 4/1/40	2,115,000	2,251,945
Series 2020:
4% 4/1/37	1,565,000	1,571,880
5% 4/1/29	970,000	1,084,595
TOTAL INDIANA		39,523,770
Iowa - 0.3%
Iowa Fin. Auth. Rev.:
Series 2018 B, 5% 2/15/48	2,360,000	2,463,805
Series A:
5% 5/15/43	775,000	684,696
5% 5/15/48	1,355,000	1,157,814
Tobacco Settlement Auth. Tobacco Settlement Rev.:
Series 2021 A2, 4% 6/1/49	2,645,000	2,411,572
Series 2021 B1, 4% 6/1/49	3,215,000	3,214,858
TOTAL IOWA		9,932,745
Kentucky - 3.3%
Ashland Med. Ctr. Rev.:
(Ashland Hosp. Corp. d/b/a King's Daughters Med. Ctr. Proj.) Series 2016 A, 5% 2/1/40	1,135,000	1,157,860
Series 2019:
3% 2/1/40 (Assured Guaranty Muni. Corp. Insured)	1,665,000	1,396,774
5% 2/1/28	45,000	48,795
5% 2/1/32	60,000	65,365
Boyle County Edl. Facilities Rev. Series 2017, 5% 6/1/37	1,585,000	1,671,591
Kenton County Arpt. Board Arpt. Rev.:
Series 2016:
5% 1/1/24	755,000	772,189
5% 1/1/27	1,415,000	1,523,881
5% 1/1/33	1,225,000	1,309,721
Series 2019, 5% 1/1/44	2,120,000	2,279,077
Kentucky Econ. Dev. Fin. Auth.:
Series 2019 A1:
5% 8/1/33	945,000	1,037,959
5% 8/1/44	945,000	983,768
Series 2019 A2, 5% 8/1/49	2,360,000	2,430,765
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev.:
Series 2015 A:
5% 6/1/25	45,000	47,025
5% 6/1/26	50,000	52,237
5% 6/1/27	50,000	52,140
5% 6/1/28	55,000	57,236
5% 6/1/29	60,000	62,355
5% 6/1/30	60,000	62,335
Series 2017 B:
5% 8/15/32	2,530,000	2,725,553
5% 8/15/33	1,250,000	1,343,874
5% 8/15/35	1,415,000	1,505,502
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 119) Series 2018:
5% 5/1/29	1,760,000	1,970,954
5% 5/1/30	1,180,000	1,320,452
5% 5/1/31	505,000	567,782
5% 5/1/32	265,000	296,194
5% 5/1/33	595,000	664,582
5% 5/1/34	680,000	754,663
5% 5/1/35	400,000	438,894
5% 5/1/36	340,000	369,571
Series A:
4% 11/1/38	600,000	608,427
5% 11/1/29	3,625,000	4,095,920
5% 11/1/30	2,030,000	2,292,767
Kentucky, Inc. Pub. Energy Bonds Series A, 4%, tender 6/1/26 (b)	29,720,000	29,775,559
Louisville & Jefferson County:
Bonds:
Series 2020 C, 5%, tender 10/1/26 (b)	1,360,000	1,448,286
Series 2020 D, 5%, tender 10/1/29 (b)	1,635,000	1,820,372
Series 2013 A, 5.5% 10/1/33	1,205,000	1,225,629
Series 2016 A:
5% 10/1/31	6,045,000	6,446,490
5% 10/1/32	7,310,000	7,778,776
5% 10/1/33	4,155,000	4,409,253
Series 2020 A:
3% 10/1/43	5,505,000	4,531,526
4% 10/1/40	1,090,000	1,059,398
5% 10/1/37	2,715,000	2,876,311
TOTAL KENTUCKY		95,337,808
Louisiana - 0.2%
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2017 A, 5% 7/1/47	1,605,000	1,642,807
Louisiana Pub. Facilities Auth. Rev. (Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/25	420,000	451,454
5% 12/15/27	1,890,000	2,071,674
5% 12/15/29	1,135,000	1,234,321
TOTAL LOUISIANA		5,400,256
Maine - 1.0%
Maine Health & Higher Edl. Facilities Auth. Rev.:
Series 2016 A:
4% 7/1/41	1,120,000	1,055,598
4% 7/1/46	1,665,000	1,516,364
5% 7/1/41	455,000	456,430
5% 7/1/46	310,000	293,683
Series 2018 A:
5% 7/1/30	1,120,000	1,227,547
5% 7/1/31	1,040,000	1,136,518
5% 7/1/34	1,890,000	2,035,331
5% 7/1/35	2,590,000	2,769,163
5% 7/1/36	3,070,000	3,260,855
5% 7/1/37	2,830,000	2,994,744
5% 7/1/38	2,150,000	2,271,189
5% 7/1/43	4,250,000	4,426,859
Maine Tpk. Auth. Tpk. Rev. Series 2018:
5% 7/1/33	660,000	744,822
5% 7/1/34	945,000	1,061,826
5% 7/1/35	1,040,000	1,160,131
5% 7/1/36	1,890,000	2,089,399
TOTAL MAINE		28,500,459
Maryland - 1.0%
Baltimore Gen. Oblig. Series 2022 A, 5% 10/15/37	735,000	865,513
City of Westminster Series 2016, 5% 11/1/31	1,865,000	1,984,591
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	1,590,000	1,608,103
Series 2019 C, 3.5% 3/1/50	1,755,000	1,754,778
Maryland Dept. of Trans. Series 2022 B, 5% 12/1/23	995,000	1,016,732
Maryland Health & Higher Edl. Series 2021 A, 3% 7/1/51	4,320,000	3,251,369
Maryland Health & Higher Edl. Facilities Auth. Rev.:
Series 2015, 5% 7/1/40	1,890,000	1,921,830
Series 2016 A:
4% 7/1/42	735,000	682,214
5% 7/1/35	1,940,000	2,018,714
5% 7/1/38	1,060,000	1,088,491
Maryland Stadium Auth. Built to Learn Rev.:
Series 2021, 4% 6/1/46	850,000	842,528
Series 2022 A:
4% 6/1/37	2,240,000	2,327,648
4% 6/1/38	2,455,000	2,542,717
Washington Metropolitan Area Transit Auth. Series 2020 A, 5% 7/15/38	7,100,000	7,973,181
TOTAL MARYLAND		29,878,409
Massachusetts - 2.1%
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	960,000	974,142
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L, 4% 7/1/44	9,440,000	8,969,458
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/30	1,100,000	1,166,239
5% 10/1/33	1,280,000	1,346,105
Series 2015 D, 5% 7/1/44	2,430,000	2,467,946
Series 2016 A, 5% 1/1/47	6,610,000	6,713,878
Series 2019, 5% 9/1/59	11,260,000	11,786,483
Series 2020 A, 4% 7/1/45	9,790,000	9,026,636
Series J2, 5% 7/1/53	2,360,000	2,402,506
Series M:
4% 10/1/50	9,975,000	8,888,246
5% 10/1/45	7,515,000	7,805,815
TOTAL MASSACHUSETTS		61,547,454
Michigan - 2.0%
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/37 (Assured Guaranty Muni. Corp. Insured)	975,000	993,152
Detroit Gen. Oblig. Series 2021 A, 5% 4/1/46	1,840,000	1,822,844
Grand Traverse County Hosp. Fin. Auth. Series 2021, 3% 7/1/51	1,860,000	1,407,985
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A:
5% 7/1/43	1,415,000	1,512,081
5% 7/1/48	6,135,000	6,449,703
Jackson County Series 2019:
4% 5/1/32 (Build America Mutual Assurance Insured)	2,050,000	2,224,848
4% 5/1/33 (Build America Mutual Assurance Insured)	2,110,000	2,276,353
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/28	1,365,000	1,453,531
5% 5/15/28 (Pre-Refunded to 5/15/26 @ 100)	10,000	10,834
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	1,740,000	1,859,440
Series 2016, 5% 11/15/32	4,545,000	4,871,634
Series 2019 A:
3% 12/1/49	2,645,000	2,057,521
5% 11/15/48	1,555,000	1,610,900
Series 2020 A, 4% 6/1/49	2,070,000	1,869,706
Michigan Hosp. Fin. Auth. Rev. Series 2008 C:
5% 12/1/32	290,000	322,101
5% 12/1/32 (Pre-Refunded to 12/1/27 @ 100)	40,000	45,057
Portage Pub. Schools Series 2016:
5% 11/1/33	945,000	1,011,864
5% 11/1/36	1,180,000	1,256,676
5% 11/1/37	945,000	1,005,802
Warren Consolidated School District Series 2016:
5% 5/1/28	3,870,000	4,182,666
5% 5/1/29	3,995,000	4,311,267
Wayne County Arpt. Auth. Rev.:
Series 2015 D:
5% 12/1/30	1,225,000	1,309,427
5% 12/1/31	2,170,000	2,318,392
Series 2015 G:
5% 12/1/31	1,415,000	1,511,763
5% 12/1/32	1,415,000	1,510,276
5% 12/1/33	1,890,000	2,014,296
Series 2015, 5% 12/1/29	1,510,000	1,614,364
Series 2017 A:
5% 12/1/28	565,000	630,558
5% 12/1/29	520,000	577,635
5% 12/1/30	660,000	732,617
5% 12/1/33	330,000	366,124
5% 12/1/37	470,000	510,065
5% 12/1/37	255,000	272,484
Series 2017 C, 5% 12/1/28	1,040,000	1,163,189
TOTAL MICHIGAN		57,087,155
Minnesota - 1.6%
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A:
5% 2/15/48	6,685,000	6,901,502
5% 2/15/58	11,185,000	11,480,265
Maple Grove Health Care Sys. Rev.:
Series 2015, 5% 9/1/27	1,215,000	1,271,261
Series 2017:
5% 5/1/23	470,000	472,508
5% 5/1/24	1,135,000	1,164,803
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Allina Health Sys. Proj.) Series 2017 A, 5% 11/15/25	1,290,000	1,377,382
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A:
5% 10/1/29	945,000	1,036,397
5% 10/1/32	675,000	734,812
5% 10/1/33	825,000	894,443
5% 10/1/45	975,000	1,011,970
Minnesota Hsg. Fin. Agcy.:
Series B, 4% 8/1/41	1,270,000	1,287,471
Series D:
4% 8/1/38	2,265,000	2,329,114
4% 8/1/40	2,455,000	2,500,124
4% 8/1/41	1,610,000	1,632,148
4% 8/1/43	1,820,000	1,828,966
Saint Cloud Health Care Rev. Series 2019:
4% 5/1/49	3,265,000	3,165,002
5% 5/1/48	4,085,000	4,254,033
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (b)(d)	3,150,000	3,123,750
TOTAL MINNESOTA		46,465,951
Mississippi - 0.1%
Mississippi Home Corp. Series 2021 B:
3% 6/1/51	2,890,000	2,846,210
5% 6/1/28	705,000	789,256
TOTAL MISSISSIPPI		3,635,466
Missouri - 1.0%
Cape Girardeau County Indl. Dev. Auth. Series 2017 A:
5% 3/1/27	30,000	31,880
5% 3/1/29	1,390,000	1,469,620
Kansas City San. Swr. Sys. Rev. Series 2018 B:
5% 1/1/26	225,000	242,999
5% 1/1/28	470,000	532,997
5% 1/1/33	450,000	506,753
Kansas City Wtr. Rev. Series 2020 A, 4% 12/1/39	1,190,000	1,227,257
Missouri Health & Edl. Facilities Rev.:
Series 2015 B:
3.125% 2/1/27	380,000	384,042
3.25% 2/1/28	380,000	384,799
5% 2/1/34	2,940,000	3,057,100
5% 2/1/36	1,135,000	1,173,077
Series 2019 A:
4% 10/1/48	2,030,000	2,011,324
5% 10/1/46	3,990,000	4,335,581
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	480,000	486,507
Saint Louis Arpt. Rev.:
Series 2019 A:
5% 7/1/44	1,320,000	1,414,785
5% 7/1/49	1,085,000	1,152,543
Series A, 5.25% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	2,830,000	3,100,120
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A, 5.125% 9/1/48	2,510,000	2,313,639
The Indl. Dev. Auth. of Hannibal (Hannibal Reg'l. Healthcare Sys. Proj.) Series 2017:
5% 10/1/42	3,235,000	3,338,676
5% 10/1/47	2,005,000	2,058,856
TOTAL MISSOURI		29,222,555
Montana - 0.1%
Montana Board Hsg. Single Family Series 2019 B, 4% 6/1/50	265,000	269,802
Montana Facility Fin. Auth. Series 2021 A, 3% 6/1/50	2,665,000	1,972,664
TOTAL MONTANA		2,242,466
Nebraska - 1.1%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (b)	13,495,000	13,666,859
Douglas County Neb Edl. Facilities Rev. (Creighton Univ. Projs.):
Series 2017, 4% 7/1/33	730,000	756,884
Series 2021 A, 3% 7/1/51	1,190,000	873,729
Lincoln Elec. Sys. Rev. Series 2018:
5% 9/1/31	1,890,000	2,091,015
5% 9/1/32	3,525,000	3,895,189
5% 9/1/33	2,115,000	2,331,825
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev. Series 2020 A, 3.5% 9/1/50	1,190,000	1,191,356
Nebraska Pub. Pwr. District Rev.:
Series 2016 A:
5% 1/1/32	1,575,000	1,674,806
5% 1/1/34	945,000	1,001,341
Series 2016 B, 5% 1/1/32	4,720,000	5,019,100
TOTAL NEBRASKA		32,502,104
Nevada - 0.6%
Carson City Hosp. Rev. (Carson Tahoe Hosp. Proj.) Series 2017:
5% 9/1/37	2,555,000	2,645,731
5% 9/1/42	6,295,000	6,490,964
Clark County School District Series 2020 B, 3% 6/15/39	2,630,000	2,270,140
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig. Series 2016 B, 5% 6/1/36	2,550,000	2,728,267
Nevada Hsg. Division Single Family Mtg. Rev. Series 2019 B, 4% 10/1/49	775,000	784,444
Tahoe-Douglas Visitors Auth. Series 2020, 5% 7/1/51	2,830,000	2,853,717
TOTAL NEVADA		17,773,263
New Hampshire - 1.3%
Nat'l. Fin. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2021 B, 3% 8/15/51 (Assured Guaranty Muni. Corp. Insured)	2,300,000	1,748,627
Nat'l. Finnance Auth. Series 2020 1, 4.125% 1/20/34	4,700,434	4,748,745
New Hampshire Health & Ed. Facilities Auth.:
(Dartmouth-Hitchcock Oblgtd Grp Proj.):
Series 2018 A:
5% 8/1/31	1,225,000	1,348,379
5% 8/1/32	235,000	258,312
5% 8/1/34	2,830,000	3,086,430
5% 8/1/36	1,890,000	2,019,984
5% 8/1/37	2,265,000	2,401,952
Series 2018, 5% 8/1/35	2,595,000	2,802,063
(Partners Healthcare Sys., Inc. Proj.) Series 2017, 5% 7/1/41	1,985,000	2,080,136
Series 2017:
5% 7/1/36	1,135,000	1,169,772
5% 7/1/44	1,790,000	1,771,303
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/23	945,000	945,700
4% 7/1/32	850,000	850,284
Series 2016:
4% 10/1/38	1,100,000	1,084,031
5% 10/1/28	2,830,000	3,018,080
5% 10/1/32	4,870,000	5,156,325
5% 10/1/38	3,555,000	3,646,034
TOTAL NEW HAMPSHIRE		38,136,157
New Jersey - 5.6%
New Jersey Econ. Dev. Auth.:
(White Horse HMT Urban Renewal LLC Proj.) Series 2020, 5% 1/1/40 (d)	855,000	654,688
Series A, 5% 11/1/36	4,895,000	5,307,888
Series QQQ:
4% 6/15/34	755,000	789,459
4% 6/15/36	1,040,000	1,060,588
4% 6/15/39	945,000	946,982
4% 6/15/41	945,000	934,354
4% 6/15/46	1,415,000	1,359,138
4% 6/15/50	1,890,000	1,796,837
5% 6/15/31	1,040,000	1,199,605
5% 6/15/33	190,000	216,056
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (d)	750,000	576,771
(Provident Montclair Proj.) Series 2017:
5% 6/1/27 (Assured Guaranty Muni. Corp. Insured)	40,000	43,666
5% 6/1/28 (Assured Guaranty Muni. Corp. Insured)	55,000	59,819
5% 6/1/29 (Assured Guaranty Muni. Corp. Insured)	40,000	43,400
Series 2014 PP, 5% 6/15/26	5,665,000	5,840,731
Series 2016 AAA, 5% 6/15/41	2,370,000	2,449,135
Series LLL, 4% 6/15/49	2,655,000	2,528,685
Series MMM, 4% 6/15/36	755,000	768,275
New Jersey Edl. Facility Series 2016 A, 5% 7/1/29	2,480,000	2,625,037
New Jersey Gen. Oblig. Series 2020 A, 5% 6/1/29	3,000,000	3,482,961
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A:
5% 7/1/25 (Escrowed to Maturity)	995,000	1,055,915
5% 7/1/25 (Escrowed to Maturity)	465,000	492,905
5% 7/1/26 (Escrowed to Maturity)	145,000	157,558
5% 7/1/27 (Pre-Refunded to 7/1/26 @ 100)	220,000	239,053
5% 7/1/28 (Pre-Refunded to 7/1/26 @ 100)	35,000	38,091
5% 7/1/28 (Pre-Refunded to 7/1/26 @ 100)	645,000	700,860
5% 7/1/30	945,000	1,024,691
Series 2016:
4% 7/1/48	1,700,000	1,423,573
5% 7/1/41	2,070,000	2,060,665
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev. Series 2019 A:
5% 12/1/24	550,000	572,924
5% 12/1/25	1,005,000	1,072,287
New Jersey Tpk. Auth. Tpk. Rev. Series 2022 B:
4.25% 1/1/43	6,000,000	6,172,020
5% 1/1/46	8,000,000	8,808,590
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	15,160,000	16,065,816
Series 2006 C:
0% 12/15/31 (FGIC Insured)	5,300,000	3,918,904
0% 12/15/36 (AMBAC Insured)	10,000,000	5,663,285
Series 2010 A, 0% 12/15/27	6,980,000	6,004,960
Series 2014 BB2, 5% 6/15/34	5,370,000	6,085,009
Series 2016 A:
5% 6/15/27	890,000	959,652
5% 6/15/29	3,350,000	3,603,514
Series 2018 A:
5% 12/15/32	3,025,000	3,361,901
5% 12/15/34	945,000	1,033,072
Series 2019 BB, 4% 6/15/50	1,770,000	1,682,752
Series 2021 A:
4% 6/15/38	510,000	513,698
5% 6/15/32	3,360,000	3,880,693
5% 6/15/33	945,000	1,081,843
Series 2022 A:
4% 6/15/41	4,625,000	4,572,899
4% 6/15/42	3,105,000	3,041,612
Series 2022 AA:
5% 6/15/29	7,555,000	8,557,306
5% 6/15/35	590,000	668,972
5% 6/15/36	6,915,000	7,709,647
5% 6/15/37	3,195,000	3,522,041
Series A:
4% 12/15/39	945,000	946,758
4.25% 12/15/38	2,345,000	2,386,811
Series AA:
4% 6/15/38	2,660,000	2,676,635
4% 6/15/45	6,365,000	6,137,579
4% 6/15/50	895,000	850,883
5% 6/15/37	2,830,000	3,079,702
5% 6/15/50	3,160,000	3,321,677
South Jersey Trans. Auth. Trans. Sys. Rev. Series 2022 A:
4.5% 11/1/42	1,500,000	1,519,516
4.625% 11/1/47	2,500,000	2,542,862
TOTAL NEW JERSEY		161,893,206
New Mexico - 0.1%
New Mexico Mtg. Fin. Auth. Series 2019 D, 3.75% 1/1/50	1,035,000	1,042,791
Santa Fe Retirement Fac. Series 2019 A:
5% 5/15/34	215,000	206,206
5% 5/15/39	160,000	145,985
5% 5/15/44	170,000	148,043
5% 5/15/49	335,000	283,537
TOTAL NEW MEXICO		1,826,562
New York - 6.5%
Dorm. Auth. New York Univ. Rev.:
(Memorial Sloan-Kettring Cancer Ctr.) Series 2017 1, 5% 7/1/42	1,470,000	1,556,689
Series 2016 A:
5% 7/1/23	30,000	30,304
5% 7/1/25	65,000	68,385
5% 7/1/32	2,360,000	2,520,202
Hempstead Local Dev. Corp. Rev. (Hofstra Univ. Proj.) Series 2021 A, 3% 7/1/51	2,285,000	1,770,367
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A, 5% 2/15/33	3,395,000	3,736,924
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2017:
5% 9/1/33	470,000	521,621
5% 9/1/35	1,890,000	2,071,693
5% 9/1/36	1,070,000	1,168,310
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	16,100,000	15,944,888
New York City Edl. Construction Fund Series 2021 B, 5% 4/1/46	4,505,000	4,885,006
New York City Gen. Oblig.:
Series 2021 A1, 5% 8/1/31	6,010,000	7,169,639
Series 2022 B1, 5% 8/1/32	1,000,000	1,233,420
New York City Transitional Fin. Auth. Rev.:
Series 2016 A, 5% 5/1/40	1,840,000	1,955,448
Series 2017 B, 5% 8/1/40	1,890,000	2,017,633
Series 2019 B1, 5% 8/1/34	1,890,000	2,127,949
New York Convention Ctr. Dev. Corp. Rev. Series 2015:
5% 11/15/28	6,805,000	7,214,920
5% 11/15/29	4,720,000	4,990,358
New York Dorm. Auth. Rev. Series 2022 A:
5% 7/1/33	660,000	773,435
5% 7/1/34	1,370,000	1,588,246
5% 7/15/37	570,000	602,888
5% 7/1/38	1,785,000	1,968,535
5% 7/1/42	1,180,000	1,265,627
5% 7/15/42	1,605,000	1,659,431
5% 7/15/50	4,150,000	4,222,432
New York Dorm. Auth. Sales Tax Rev.:
Series 2016 A, 5% 3/15/32	1,835,000	2,005,331
Series 2018 C, 5% 3/15/38	7,820,000	8,519,508
New York Metropolitan Trans. Auth. Rev.:
Series 2016 C1, 5% 11/15/56	1,890,000	1,902,158
Series 2017 C-2:
0% 11/15/29	2,150,000	1,694,947
0% 11/15/33	5,285,000	3,498,239
Series 2017 D, 5% 11/15/30	4,720,000	5,006,036
Series 2020 D:
4% 11/15/46	31,520,000	28,540,925
4% 11/15/47	2,205,000	1,983,198
New York State Dorm. Auth.:
Series 2019 D, 3% 2/15/49	5,070,000	4,065,763
Series 2021 E, 3% 3/15/50	5,030,000	3,966,602
New York State Urban Dev. Corp. Series 2020 E:
4% 3/15/44	22,920,000	22,756,745
4% 3/15/45	18,600,000	18,387,173
New York Urban Dev. Corp. Rev.:
(New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/34	3,495,000	3,828,975
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	2,955,000	3,260,594
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A:
4% 12/1/32 (Assured Guaranty Muni. Corp. Insured)	945,000	982,240
5% 12/1/25 (Assured Guaranty Muni. Corp. Insured)	595,000	606,822
5% 12/1/30 (Assured Guaranty Muni. Corp. Insured)	1,415,000	1,612,637
Suffolk County Econ. Dev. Corp. Rev. Series 2021:
5.125% 11/1/41 (d)	600,000	482,397
5.375% 11/1/54 (d)	1,020,000	787,678
TOTAL NEW YORK		186,952,318
North Carolina - 1.5%
Charlotte Ctfs. of Prtn. (Convention Facility Projs.) Series 2019 A, 5% 6/1/46	2,245,000	2,450,832
Charlotte Int'l. Arpt. Rev.:
Series 2017 A:
5% 7/1/35	1,890,000	2,062,919
5% 7/1/42	2,715,000	2,872,834
Series 2017 C:
4% 7/1/36	1,415,000	1,447,692
4% 7/1/37	1,415,000	1,437,323
New Hanover County Hosp. Rev. Series 2017, 5% 10/1/27 (Escrowed to Maturity)	210,000	235,166
North Carolina Med. Care Commission Health Care Facilities Rev.:
Series 2019 A:
5% 12/1/29	1,310,000	1,457,573
5% 12/1/30	1,360,000	1,512,674
5% 12/1/32	1,035,000	1,144,980
5% 12/1/33	755,000	830,750
Series 2020 A, 3% 7/1/45	1,730,000	1,386,495
Series 2021 A:
4% 3/1/36	850,000	724,326
4% 3/1/51	1,790,000	1,304,787
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2015 C, 5% 1/1/29	7,555,000	8,106,918
North Carolina Tpk. Auth. Triangle Expressway Sys. Series 2019:
4% 1/1/55	3,045,000	2,852,314
5% 1/1/43	4,250,000	4,471,966
5% 1/1/44	5,295,000	5,559,602
5% 1/1/49	1,890,000	1,967,964
TOTAL NORTH CAROLINA		41,827,115
North Dakota - 0.1%
Univ. of North Dakota Series 2021 A, 3% 6/1/61 (Assured Guaranty Muni. Corp. Insured)	3,620,000	2,588,667
Ohio - 2.7%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	3,965,000	4,056,329
American Muni. Pwr., Inc. (Solar Electricity Prepayment Proj.) Series 2019 A:
5% 2/15/38	1,415,000	1,525,867
5% 2/15/39	945,000	1,015,758
5% 2/15/44	2,975,000	3,152,694
American Muni. Pwr., Inc. Rev. (Greenup Hydroelectric Proj.):
Series 2016 A, 5% 2/15/41	3,775,000	3,915,602
Series 2016, 5% 2/15/46	1,210,000	1,247,346
Buckeye Tobacco Settlement Fing. Auth.:
Series 2020 A2:
3% 6/1/48	2,570,000	1,955,278
4% 6/1/48	850,000	781,282
5% 6/1/27	2,125,000	2,270,517
5% 6/1/29	3,870,000	4,235,250
5% 6/1/34	1,140,000	1,242,009
Series 2020 B2, 5% 6/1/55	7,105,000	6,774,741
Cleveland Arpt. Sys. Rev. Series 2016 A:
5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	470,000	492,966
5% 1/1/27 (Assured Guaranty Muni. Corp. Insured)	2,055,000	2,156,452
5% 1/1/31 (Assured Guaranty Muni. Corp. Insured)	945,000	989,525
Cleveland Income Tax Rev. Series 2018 A:
5% 10/1/35	1,890,000	2,089,911
5% 10/1/37	1,180,000	1,292,346
5% 10/1/38	1,415,000	1,545,402
Columbus City School District Series 2016 A, 5% 12/1/32	945,000	1,019,504
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/25	65,000	65,235
5% 6/15/26	70,000	70,260
5% 6/15/27	75,000	75,269
5% 6/15/28	80,000	80,273
5.25% 6/15/43	4,720,000	4,665,307
Lake County Hosp. Facilities Rev. Series 2015, 5% 8/15/27 (Pre-Refunded to 8/15/25 @ 100)	60,000	63,718
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (b)	10,450,000	10,757,324
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/27	160,000	160,104
Ohio Higher Edl. Facility Commission Rev. Series 2019, 4% 10/1/44	1,675,000	1,611,360
Ohio Hosp. Facilities Rev. Series 2017 A, 5% 1/1/31	130,000	146,196
Ohio Hosp. Rev. Series 2020 A, 4% 1/15/50	780,000	720,796
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	375,000	383,766
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Proj.) Series 2005 A, 0% 2/15/42	5,475,000	2,461,380
Scioto County Hosp. Facilities Rev.:
Series 2016, 5% 2/15/29	1,195,000	1,254,612
Series 2019, 5% 2/15/29	2,530,000	2,674,935
Univ. of Akron Gen. Receipts Series 2019 A:
4% 1/1/28	3,495,000	3,706,023
5% 1/1/30	1,700,000	1,937,257
Washington County Hosp. Rev. Series 2022:
6% 12/1/28	1,075,000	1,116,683
6% 12/1/29	1,140,000	1,190,699
6% 12/1/30	1,205,000	1,262,861
6% 12/1/31	1,280,000	1,344,083
TOTAL OHIO		77,506,920
Oklahoma - 0.1%
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/24	1,045,000	1,088,779
5% 10/1/32	1,040,000	1,106,474
Oklahoma Dev. Fin. Auth. Rev. (Oklahoma City Univ. Proj.) Series 2019, 5% 8/1/44	1,590,000	1,600,491
TOTAL OKLAHOMA		3,795,744
Oregon - 0.7%
Oregon State Hsg. & Cmnty. Svcs. Dept. Series 2019 A, 4% 7/1/50	4,385,000	4,436,888
Polk Marion & Benton School District # 13J Series B, 0% 12/15/38	1,995,000	1,089,853
Salem Hosp. Facility Auth. Rev. (Salem Health Projs.) Series 2019 A, 3% 5/15/49	3,960,000	3,034,479
Washington, Multnomah & Yamhill County School District #1J Series 2017:
5% 6/15/33	1,020,000	1,131,596
5% 6/15/35	2,960,000	3,256,692
5% 6/15/36	2,830,000	3,092,829
5% 6/15/38	2,830,000	3,074,583
TOTAL OREGON		19,116,920
Pennsylvania - 6.3%
Allegheny County Arpt. Auth. Rev. Series 2021 B:
5% 1/1/51	5,350,000	5,712,188
5% 1/1/56	11,795,000	12,522,780
Allegheny County Hosp. Dev. Auth. Rev. Series 2019 A, 4% 7/15/36	2,360,000	2,392,894
Allegheny County Indl. Dev. Auth. Rev. Series 2021:
3.5% 12/1/31	1,265,000	1,070,769
4% 12/1/41	2,135,000	1,621,127
4.25% 12/1/50	2,375,000	1,712,759
Bucks County Indl. Dev. Auth. Hosp. Rev. Series 2021:
5% 7/1/37	1,390,000	1,389,984
5% 7/1/39	2,765,000	2,701,887
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/26	945,000	1,025,804
5% 7/15/38	945,000	1,040,085
Coatesville Area School District Series 2017, 5% 8/1/23 (Assured Guaranty Muni. Corp. Insured)	425,000	430,168
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A, 5% 6/1/29	1,255,000	1,332,868
Delaware County Auth. Rev. Series 2017, 5% 7/1/26	1,115,000	1,150,040
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 A, 5% 7/1/46	785,000	657,469
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2021, 5% 11/1/51	3,110,000	3,237,361
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A:
4% 7/1/37	1,890,000	1,893,181
4% 7/1/38	2,060,000	2,060,362
4% 7/1/39	2,360,000	2,352,010
5% 7/1/44	2,360,000	2,474,542
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	1,605,000	1,722,991
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A, 5% 10/1/23	2,225,000	2,238,855
Series 2016 A:
5% 10/1/28	40,000	41,078
5% 10/1/29	40,000	41,056
5% 10/1/30	4,105,000	4,210,682
5% 10/1/32	130,000	133,125
5% 10/1/36	4,395,000	4,419,047
5% 10/1/40	2,405,000	2,334,318
Series 2019, 4% 9/1/44	4,875,000	4,757,518
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2018 A, 4% 8/15/48	6,835,000	6,470,299
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/35	710,000	784,691
5% 7/1/36	945,000	1,037,535
5% 7/1/37	755,000	826,038
5% 7/1/38	710,000	773,127
5% 7/1/43	1,890,000	2,011,433
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.) Series 2016, 5% 5/1/35	1,495,000	1,572,420
Series 2016:
5% 5/1/29	945,000	1,007,713
5% 5/1/31	945,000	1,003,644
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of The City of Harrisburg Proj.) Series 2016 A:
5% 12/1/29	4,595,000	4,913,443
5% 12/1/29 (Pre-Refunded to 12/1/26 @ 100)	720,000	792,607
Pennsylvania State Univ. Series 2020 A, 4% 9/1/50	2,050,000	2,060,234
Pennsylvania Tpk. Commission Tpk. Rev. Series 2021 A, 4% 12/1/50	16,995,000	16,097,000
Philadelphia Arpt. Rev. Series 2017 A:
5% 7/1/28	470,000	520,144
5% 7/1/29	470,000	518,022
5% 7/1/30	520,000	572,597
5% 7/1/31	565,000	620,621
5% 7/1/32	520,000	570,520
5% 7/1/33	565,000	617,480
5% 7/1/42	2,255,000	2,367,288
Philadelphia Auth. for Indl. Dev. Series 2017, 5% 11/1/47	10,470,000	10,683,438
Philadelphia Gas Works Rev.:
Series 16 A, 4% 8/1/45 (Assured Guaranty Muni. Corp. Insured)	2,185,000	2,192,392
Series 2015:
5% 8/1/26	945,000	998,223
5% 8/1/27	945,000	998,223
5% 8/1/28	1,890,000	1,995,978
Philadelphia Gen. Oblig. Series 2019 B:
5% 2/1/33	1,510,000	1,691,248
5% 2/1/36	1,400,000	1,536,141
5% 2/1/37	1,810,000	1,970,612
Philadelphia School District:
Series 2016 F, 5% 9/1/29	3,280,000	3,536,703
Series 2018 A:
5% 9/1/34	1,370,000	1,513,245
5% 9/1/35	945,000	1,035,765
Series 2018 B, 5% 9/1/43	1,315,000	1,404,991
Series 2019 A:
4% 9/1/35	2,175,000	2,261,162
4% 9/1/36	1,890,000	1,945,887
5% 9/1/31	1,100,000	1,246,858
5% 9/1/33	1,945,000	2,206,728
5% 9/1/33	6,485,000	7,316,066
Pittsburgh & Allegheny County Parking Sys. Series 2017:
5% 12/15/35	1,060,000	1,152,750
5% 12/15/37	470,000	508,763
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series 2019 B, 5% 9/1/32 (Assured Guaranty Muni. Corp. Insured)	1,890,000	2,301,249
Pocono Mountains Indl. Park Auth. (St. Luke's Hosp. - Monroe Proj.) Series 2015 A, 5% 8/15/40	1,695,000	1,724,919
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019 A:
4% 6/1/44	1,405,000	1,398,895
4% 6/1/49	3,345,000	3,185,962
5% 6/1/44	2,450,000	2,581,456
5% 6/1/49	3,915,000	4,099,884
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.) Series 2015 A, 5% 6/1/26	695,000	728,999
Union County Hosp. Auth. Rev. Series 2018 B:
5% 8/1/33	945,000	1,011,367
5% 8/1/38	3,025,000	3,191,510
5% 8/1/48	2,690,000	2,754,067
TOTAL PENNSYLVANIA		180,987,285
Puerto Rico - 1.0%
Puerto Rico Commonwealth Aqueduct & Swr. Auth.:
Series 2021 B:
4% 7/1/42 (d)	2,165,000	1,932,638
5% 7/1/33 (d)	1,030,000	1,056,845
5% 7/1/37 (d)	4,335,000	4,400,194
Series 2022 A, 4% 7/1/42 (d)	2,165,000	1,932,638
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	10,912,493	6,319,863
4% 7/1/33	8,345,792	7,803,317
4% 7/1/35	3,005,000	2,729,450
5.625% 7/1/27	1,085,763	1,137,219
5.625% 7/1/29	1,260,915	1,340,575
TOTAL PUERTO RICO		28,652,739
Rhode Island - 0.5%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	4,605,000	4,630,791
5% 9/1/36	185,000	179,391
Series 2016, 5% 5/15/39	3,100,000	3,147,771
Rhode Island Hsg. & Mtg. Fin. Corp.:
Series 2019 70, 4% 10/1/49	785,000	793,578
Series 2021 74, 3% 4/1/49	5,090,000	5,019,305
TOTAL RHODE ISLAND		13,770,836
South Carolina - 2.0%
Charleston County Arpt. District Series 2019:
5% 7/1/43	1,510,000	1,639,659
5% 7/1/48	11,330,000	12,198,677
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev.:
Series 2019 A, 4% 1/1/50	1,270,000	1,291,852
Series 2022 A:
5% 1/1/29	285,000	321,449
5% 7/1/29	470,000	534,510
5% 1/1/30	470,000	536,229
5% 7/1/30	520,000	598,306
5% 1/1/31	520,000	600,553
5% 7/1/31	535,000	621,676
South Carolina Jobs-Econ. Dev. Auth. Series 2019 C, 5% 7/1/32	4,080,000	4,502,083
South Carolina Pub. Svc. Auth. Rev.:
Series 2016 B:
5% 12/1/35	3,425,000	3,574,429
5% 12/1/36	5,140,000	5,345,004
Series 2016 C:
5% 12/1/24	485,000	504,331
5% 12/1/25	565,000	600,439
5% 12/1/26	945,000	1,021,860
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	9,360,000	9,064,734
4% 4/15/48	6,530,000	6,183,845
5% 4/15/48	8,855,000	9,170,752
TOTAL SOUTH CAROLINA		58,310,388
South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev.:
Series 2017:
5% 7/1/30	805,000	890,678
5% 7/1/35	685,000	736,169
Series 2020 A, 3% 9/1/45	2,245,000	1,792,954
TOTAL SOUTH DAKOTA		3,419,801
Tennessee - 0.8%
Chattanooga Health Ed. & Hsg. Facility Board Rev.:
Series 2019 A1, 4% 8/1/44	1,700,000	1,635,791
Series 2019 A2:
5% 8/1/37	810,000	860,952
5% 8/1/44	1,125,000	1,171,153
Greeneville Health & Edl. Facilities Board Series 2018 A, 5% 7/1/25	945,000	951,283
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev. (Lipscomb Univ. Proj.) Series 2019 A:
4% 10/1/49	2,445,000	1,986,841
5.25% 10/1/58	7,340,000	7,293,354
Shelby County Health Edl. & Hsg. Facilities Board Rev. (Methodist Le Bonheur Health Proj.) Series 2017 A:
5% 5/1/25	1,225,000	1,285,840
5% 5/1/27	1,160,000	1,270,657
5% 5/1/29	1,170,000	1,279,487
5% 5/1/30	2,260,000	2,465,223
5% 5/1/31	1,190,000	1,294,632
TOTAL TENNESSEE		21,495,213
Texas - 6.3%
Central Reg'l. Mobility Auth.:
Series 2020 A, 5% 1/1/49	3,720,000	3,985,978
Series 2020 B, 5% 1/1/45	1,650,000	1,777,791
Collin County Series 2022, 4% 2/15/39	1,275,000	1,298,425
Dallas Area Rapid Transit Sales Tax Rev. Series 2020 A, 5% 12/1/45	1,355,000	1,484,547
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2020 B:
4% 11/1/34	3,220,000	3,398,562
4% 11/1/35	2,860,000	2,965,960
Series 2021 B, 5% 11/1/43	2,325,000	2,552,545
Garland Elec. Util. Sys. Rev. Series 2021 A:
4% 3/1/46	1,700,000	1,661,580
4% 3/1/51	2,125,000	2,039,475
Grand Parkway Trans. Corp.:
Series 2018 A:
5% 10/1/36	4,720,000	5,155,710
5% 10/1/37	9,440,000	10,244,639
5% 10/1/43	5,195,000	5,556,552
Series 2020 C, 4% 10/1/49	2,740,000	2,673,031
Greenville Gen. Oblig. Series 2021, 2% 2/15/33	1,055,000	922,749
Harris County Toll Road Rev. (Harris County Toll Road Auth. Proj.) Series 2018 A, 5% 8/15/33	1,890,000	2,121,062
Houston Arpt. Sys. Rev. Series 2018 D:
5% 7/1/29	1,795,000	2,040,554
5% 7/1/30	2,360,000	2,681,124
5% 7/1/31	2,125,000	2,412,796
5% 7/1/32	1,890,000	2,142,933
5% 7/1/39	6,685,000	7,275,791
Houston Util. Sys. Rev. Series 2016 B, 5% 11/15/33	1,320,000	1,437,347
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/33	995,000	1,048,552
5% 10/15/34	1,575,000	1,651,318
5% 10/15/35	1,145,000	1,192,521
5% 10/15/44	790,000	797,846
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.) Series 2018:
5% 5/15/33	4,260,000	4,754,416
5% 5/15/35	2,005,000	2,210,886
Series 2015 B:
5% 5/15/30	4,250,000	4,468,929
5% 5/15/31	6,800,000	7,136,459
New Hope Cultural Ed. Facilities Fin. Corp. (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/28	1,415,000	1,563,476
5% 8/15/47	1,140,000	1,184,644
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/29	1,985,000	2,114,229
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/30	1,345,000	1,437,421
5% 1/1/34	945,000	1,023,016
5% 1/1/35	1,225,000	1,320,044
5% 1/1/36	1,135,000	1,215,641
5% 1/1/37	4,440,000	4,739,161
(Sub Lien Proj.) Series 2017 B:
5% 1/1/30	250,000	266,453
5% 1/1/31	350,000	372,775
5% 1/1/33	1,415,000	1,531,110
Series 2014, 5% 1/1/24	170,000	173,777
Series 2015 A, 5% 1/1/32	1,465,000	1,528,695
Series 2016 A:
5% 1/1/32	2,830,000	3,015,756
5% 1/1/39	945,000	990,111
Series 2018, 0% 1/1/29 (Assured Guaranty Corp. Insured)	14,265,000	12,011,320
Series 2021 B, 3% 1/1/46	4,000,000	3,047,650
San Antonio Elec. & Gas Sys. Rev. Series 2017:
5% 2/1/32	1,180,000	1,306,563
5% 2/1/34	1,415,000	1,559,229
San Antonio Independent School District Series 2016, 5% 8/15/31	1,900,000	2,077,132
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ., TX. Proj.) Series 2017:
5% 10/1/32	710,000	778,394
5% 10/1/41	1,415,000	1,515,131
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. Series 2015, 5% 9/1/30	4,720,000	4,870,313
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A, 5% 2/15/41	7,620,000	7,899,993
Series 2018 B, 5% 7/1/43	1,320,000	1,376,606
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	3,494,405	3,259,399
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev.:
Series 2019 A, 4% 3/1/50	2,760,000	2,811,086
Series A, 3.5% 3/1/51	2,580,000	2,584,982
Texas Private Activity Bond Surface Trans. Corp. (LBJ Infrastructure Group LLC I-635 Managed Lanes Proj.) Series 2020 A:
4% 12/31/36	1,920,000	1,902,617
4% 6/30/37	2,830,000	2,784,362
4% 12/31/37	3,775,000	3,711,872
4% 12/31/38	2,125,000	2,069,620
Texas State Univ. Sys. Fing. Rev.:
Series 2017 A, 5% 3/15/31	1,890,000	2,067,878
Series 2019 A:
4% 3/15/34	2,125,000	2,254,185
4% 3/15/35	1,890,000	1,983,069
Texas Wtr. Dev. Board Rev.:
Series 2018 B, 5% 4/15/49	1,765,000	1,900,400
Series 2021, 2.5% 10/15/39	2,000,000	1,669,166
Univ. of Houston Univ. Revs. Series 2017 A, 5% 2/15/33	3,305,000	3,537,951
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B, 5% 7/1/29	885,000	968,961
TOTAL TEXAS		181,514,266
Utah - 1.2%
Salt Lake City Arpt. Rev.:
Series 2017 B:
5% 7/1/34	1,550,000	1,701,367
5% 7/1/35	1,415,000	1,543,846
5% 7/1/36	1,415,000	1,532,310
5% 7/1/37	945,000	1,018,127
Series 2021 B:
5% 7/1/46	5,225,000	5,673,402
5% 7/1/51	21,060,000	22,717,868
TOTAL UTAH		34,186,920
Vermont - 0.2%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev. (Champlain College Proj.) Series 2016 A:
5% 10/15/41	2,265,000	2,271,090
5% 10/15/46	2,645,000	2,616,425
TOTAL VERMONT		4,887,515
Virginia - 1.1%
Chesapeake Gen. Oblig. Series 2020 A:
5% 8/1/34	1,120,000	1,320,214
5% 8/1/35	1,230,000	1,435,667
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/26	1,850,000	1,909,663
Lynchburg Econ. Dev. Series 2021, 3% 1/1/51	2,010,000	1,490,357
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev.:
(Mary Washington Hosp. Proj.) Series 2016, 3% 6/15/29	350,000	351,235
Series 2016:
4% 6/15/37	325,000	325,324
5% 6/15/28	945,000	1,007,762
5% 6/15/33	210,000	220,687
5% 6/15/36	945,000	979,684
Virginia College Bldg. Auth. Edl. Facilities Rev. (21St Century Collage and Equip. Programs) Series 2021 A, 4% 2/1/35	16,100,000	17,296,594
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A:
5% 5/15/32	450,000	505,243
5% 5/15/33	1,890,000	2,119,694
Winchester Econ. Dev. Auth. Series 2015, 5% 1/1/44	2,360,000	2,395,000
TOTAL VIRGINIA		31,357,124
Washington - 3.0%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series A, 0% 6/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,395,000	1,197,475
Port of Seattle Rev. Series 2016:
5% 2/1/25	1,180,000	1,237,445
5% 2/1/28	1,890,000	2,032,304
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/37	945,000	1,021,323
5% 1/1/38	945,000	1,020,595
Washington Convention Ctr. Pub. Facilities Series 2021, 4% 7/1/31	11,755,000	11,022,259
Washington Gen. Oblig.:
Series 2015 C, 5% 2/1/34	905,000	949,780
Series 2017 D, 5% 2/1/33	1,985,000	2,183,418
Series 2021 A, 5% 6/1/35	4,000,000	4,614,376
Series R-2017 A:
5% 8/1/28	890,000	973,651
5% 8/1/30	890,000	971,766
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/29	380,000	412,702
5% 7/1/31	810,000	874,911
5% 7/1/34	2,495,000	2,664,753
5% 7/1/35	2,220,000	2,350,323
5% 7/1/36	2,125,000	2,236,222
5% 7/1/42	8,705,000	8,904,586
(Providence Health Systems Proj.) Series 2018 B:
5% 10/1/30	1,135,000	1,274,871
5% 10/1/31	1,415,000	1,580,218
5% 10/1/32	975,000	1,081,604
5% 10/1/33	2,360,000	2,598,282
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/29	2,125,000	2,275,054
5% 8/15/30	945,000	1,011,259
Series 2017 B, 4% 8/15/41	6,845,000	6,611,996
Series 2019 A1:
5% 8/1/34	1,790,000	1,952,194
5% 8/1/37	945,000	1,004,444
Series 2019 A2:
5% 8/1/35	2,695,000	2,909,124
5% 8/1/39	1,055,000	1,111,251
Series 2020, 5% 9/1/55	9,515,000	9,960,887
Washington Higher Ed. Facilities Auth. Rev.:
(Gonzaga Univ. Proj.) Series 2019 A, 3% 4/1/49	3,245,000	2,468,666
(Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/34	1,510,000	1,576,360
5% 10/1/35	945,000	981,568
5% 10/1/40	1,535,000	1,572,712
Washington Hsg. Fin. Commission Nonprofit Hsg. Rev. (Judson Park Proj.) Series 2018:
4% 7/1/28 (d)	100,000	93,321
5% 7/1/33 (d)	325,000	308,279
5% 7/1/38 (d)	100,000	90,496
5% 7/1/48 (d)	300,000	254,899
TOTAL WASHINGTON		85,385,374
West Virginia - 0.1%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A, 5% 1/1/33	1,735,000	1,855,430
Wisconsin - 1.7%
Blue Ridge Healthcare Pub. Fin. Auth. Series 2020 A, 4% 1/1/45	1,415,000	1,349,533
Pub. Fin. Auth. Edl. Facilities Series 2018 A:
5.25% 10/1/43	575,000	579,619
5.25% 10/1/48	575,000	575,851
Pub. Fin. Auth. Hosp. Rev.:
Series 2019 A, 5% 10/1/44	5,820,000	6,028,564
Series 2020 A, 3% 6/1/45	3,000,000	2,372,477
Pub. Fin. Auth. Sr. Living Rev. (Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5% 5/15/25 (d)	500,000	500,711
5% 5/15/28 (d)	550,000	542,933
5.25% 5/15/37 (d)	180,000	172,990
5.25% 5/15/42 (d)	220,000	206,044
5.25% 5/15/47 (d)	220,000	200,854
5.25% 5/15/52 (d)	410,000	368,823
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (d)	485,000	431,107
5% 10/1/48 (d)	625,000	539,247
5% 10/1/53 (d)	1,615,000	1,367,810
Roseman Univ. of Health:
Series 2020, 5% 4/1/50 (d)	1,085,000	1,020,644
Series 2021 A:
3% 7/1/50	1,740,000	1,316,740
4.5% 6/1/56 (d)	12,205,000	9,337,406
Series 2021 B, 6.5% 6/1/56 (d)	3,990,000	3,304,220
Wisconsin Health & Edl. Facilities:
Series 2014:
4% 5/1/33	1,395,000	1,405,579
5% 5/1/25	730,000	747,300
Series 2015, 5% 12/15/44	7,315,000	7,408,260
Series 2017 A:
5% 9/1/30 (Pre-Refunded to 9/1/27 @ 100)	1,200,000	1,335,794
5% 9/1/32 (Pre-Refunded to 9/1/27 @ 100)	1,040,000	1,157,688
Series 2019 A, 5% 11/1/39	3,975,000	3,531,332
Series 2019 B1, 2.825% 11/1/28	1,125,000	1,005,588
Series 2019 B2, 2.55% 11/1/27	610,000	578,164
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2012, 5% 6/1/39	1,125,000	1,125,536
TOTAL WISCONSIN		48,510,814
TOTAL MUNICIPAL BONDS (Cost $2,837,328,818)		2,748,239,191

Municipal Notes - 0.4%
	Principal Amount (a)	Value ($)
Arizona - 0.2%
Arizona St Indl. Dev. Auth. Multi Participating VRDN Series MIZ 91 18, 1.32% 2/1/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)	6,500,000	6,500,000
Texas - 0.2%
Gulf Coast Indl. Dev. Auth. TX Rev. (ExxonMobil Proj.) Series 2012, 1.1% 2/1/23, VRDN (b)	5,300,000	5,300,000
TOTAL MUNICIPAL NOTES (Cost $11,800,000)		11,800,000

Money Market Funds - 3.3%
	Shares	Value ($)
Fidelity Tax-Free Cash Central Fund 1.39% (j)(k) (Cost $93,598,653)	93,571,376	93,599,434

TOTAL INVESTMENT IN SECURITIES - 99.2% (Cost $2,942,727,471)	2,853,638,625
NET OTHER ASSETS (LIABILITIES) - 0.8%	23,737,820
NET ASSETS - 100.0%	2,877,376,445

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $51,572,852 or 1.8% of net assets.

(e)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g)	A portion of the security sold on a delayed delivery basis.
(h)	Provides evidence of ownership in one or more underlying municipal bonds.
(i)	Coupon rates are determined by re-marketing agents based on current market conditions.
(j)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.
(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Tax-Free Cash Central Fund 1.39%	70,108,427	1,143,144,005	1,119,653,000	643,162	6,212	(6,210)	93,599,434	9.1%
Total	70,108,427	1,143,144,005	1,119,653,000	643,162	6,212	(6,210)	93,599,434

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	2,760,039,191	-	2,760,039,191	-

Money Market Funds	93,599,434	93,599,434	-	-
Total Investments in Securities:	2,853,638,625	93,599,434	2,760,039,191	-
Financial Statements
Statement of Assets and Liabilities
		January 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $2,849,128,818)	$2,760,039,191
Fidelity Central Funds (cost $93,598,653)	93,599,434

Total Investment in Securities (cost $2,942,727,471)		$2,853,638,625
Cash		107,500
Receivable for securities sold on a delayed delivery basis		137,019
Receivable for fund shares sold		2,739,403
Interest receivable		28,422,164
Distributions receivable from Fidelity Central Funds		91,972
Prepaid expenses		2,606
Receivable from investment adviser for expense reductions		489,355
Other receivables		1,769
Total assets		2,885,630,413
Liabilities
Payable for investments purchased on a delayed delivery basis	$2,629,627
Payable for fund shares redeemed	1,764,685
Distributions payable	2,727,025
Accrued management fee	819,862
Other affiliated payables	248,745
Other payables and accrued expenses	64,024
Total Liabilities		8,253,968
Net Assets		$2,877,376,445
Net Assets consist of:
Paid in capital		$3,012,354,542
Total accumulated earnings (loss)		(134,978,097)
Net Assets		$2,877,376,445
Net Asset Value , offering price and redemption price per share ($2,877,376,445 ÷ 262,606,809 shares)		$10.96

Statement of Operations
		Year ended January 31, 2023
Investment Income
Interest		$97,722,397
Income from Fidelity Central Funds		642,624
Total Income		98,365,021
Expenses
Management fee	$11,305,954
Transfer agent fees	2,920,982
Accounting fees and expenses	542,589
Custodian fees and expenses	31,701
Independent trustees' fees and expenses	11,675
Registration fees	104,198
Audit	67,160
Legal	5,301
Miscellaneous	16,152
Total expenses before reductions	15,005,712
Expense reductions	(6,949,862)
Total expenses after reductions		8,055,850
Net Investment income (loss)		90,309,171
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(46,200,102)
Redemptions in-kind	(10,197,768)
Fidelity Central Funds	6,212
Capital gain distributions from Fidelity Central Funds	538
Total net realized gain (loss)		(56,391,120)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(252,361,532)
Fidelity Central Funds	(6,210)
Total change in net unrealized appreciation (depreciation)		(252,367,742)
Net gain (loss)		(308,758,862)
Net increase (decrease) in net assets resulting from operations		$(218,449,691)
Statement of Changes in Net Assets

	Year ended January 31, 2023	Year ended January 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$90,309,171	$110,582,951
Net realized gain (loss)	(56,391,120)	14,010,485
Change in net unrealized appreciation (depreciation)	(252,367,742)	(182,614,888)
Net increase (decrease) in net assets resulting from operations	(218,449,691)	(58,021,452)
Distributions to shareholders	(90,744,332)	(123,268,008)
Share transactions
Proceeds from sales of shares	1,285,693,354	913,491,530
Reinvestment of distributions	50,620,037	57,887,688
Cost of shares redeemed	(2,668,009,654)	(746,733,438)
Net increase (decrease) in net assets resulting from share transactions	(1,331,696,263)	224,645,780
Total increase (decrease) in net assets	(1,640,890,286)	43,356,320

Net Assets
Beginning of period	4,518,266,731	4,474,910,411
End of period	$2,877,376,445	$4,518,266,731

Other Information
Shares
Sold	118,888,176	74,806,481
Issued in reinvestment of distributions	4,670,605	4,763,272
Redeemed	(244,286,870)	(61,459,051)
Net increase (decrease)	(120,728,089)	18,110,702

Financial Highlights
Fidelity® Tax-Free Bond Fund

Years ended January 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.79	$12.25	$12.13	$11.37	$11.39
Income from Investment Operations
Net investment income (loss) A,B	.304	.291	.312	.337	.340
Net realized and unrealized gain (loss)	(.828)	(.427)	.152	.772	.003
Total from investment operations	(.524)	(.136)	.464	1.109	.343
Distributions from net investment income	(.304)	(.291)	(.312)	(.337)	(.340)
Distributions from net realized gain	(.002)	(.033)	(.032)	(.012)	(.023)
Total distributions	(.306)	(.324)	(.344)	(.349)	(.363)
Net asset value, end of period	$10.96	$11.79	$12.25	$12.13	$11.37
Total Return C	(4.38)%	(1.16)%	3.94%	9.87%	3.09%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.46%	.46%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	2.78%	2.39%	2.62%	2.86%	3.02%
Supplemental Data
Net assets, end of period (000 omitted)	$2,877,376	$4,518,267	$4,474,910	$4,458,835	$3,611,503
Portfolio turnover rate F	11% G	8%	19%	8%	23%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

G Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended January 31, 2023

1. Organization.
Fidelity Tax-Free Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.   Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, redemptions in-kind and capital loss carryforwards.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$40,316,145
Gross unrealized depreciation	(128,929,534)
Net unrealized appreciation (depreciation)	$(88,613,389)
Tax Cost	$2,942,252,014

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(46,184,349)
Net unrealized appreciation (depreciation) on securities and other investments	$(88,613,389)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(35,814,736)
Long-term	(10,369,613)
Total capital loss carryforward	$(46,184,349)

The tax character of distributions paid was as follows:

	January 31, 2023	January 31, 2022
Tax-exempt Income	$90,014,082	$110,516,107
Long-term Capital Gains	730,250	12,751,901
Total	$90,744,332	$123,268,008

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Tax-Free Bond Fund	343,243,513	1,580,263,175

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .09% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Tax-Free Bond Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Tax-Free Bond Fund	1,100,000	-	-

Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds($)
Fidelity Tax-Free Bond Fund	16,954,008	(10,197,768)	180,390,645

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Tax-Free Bond Fund	$6,073
7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .25% of average net assets. This reimbursement will remain in place through May 31, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $6,886,966.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,862.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $60,034.

8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Tax-Free Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Tax-Free Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 14, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 291 funds. Mr. Chiel oversees 186 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's alternative investment, investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Zierhoffer also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2022 to January 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value August 1, 2022	Ending Account Value January 31, 2023	Expenses Paid During Period- C August 1, 2022 to January 31, 2023

Fidelity® Tax-Free Bond Fund	.25%
Actual		$ 1,000	$ 1,007.50	$ 1.27
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

During fiscal year ended 2023, 100% of the fund's income dividends were free from federal income tax, and 0.00% of the fund's income dividends were subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Tax-Free Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.25% through May 31, 2023.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule.  The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.769635.121
SFB-ANN-0423
Fidelity® SAI Sustainable Conservative Income Municipal Bond Fund

Annual Report
January 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ®   SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average annual total returns for Fidelity SAI Sustainable Conservative Income Municipal Bond Fund will be reported once the fund is a year old.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, on June 16, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond 1 Year (1-2 Y) Index performed over the same period.

10,250
10,200
10,150
10,100
10,050
10,000
9,950
$9,900
2022
'23

Period Ending Values

Solid line	$10,107	Fidelity SAI Sustainable Conservative Income Municipal Bond Fund
Dashed line	$10,122	Bloomberg Municipal Bond 1 Year (1-2 Y) Index

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds declined for the 12 months ending January 31, 2023, with a late-period rally partially offsetting a steep fall earlier on. The Bloomberg Municipal Bond Index returned -3.25% for the period. By early 2022, the Federal Reserve had begun its pivot from monetary easing to monetary tightening, tapering the large-scale asset purchases it restarted in 2020 amid the COVID-19 pandemic. In March, the Fed, faced with persistent inflationary pressure, began implementing an aggressive series of rate hikes, eventually raising its benchmark interest rate seven times, by a total of 4.25 percentage points, through mid-December. This helped push municipal bond yields to their highest level in more than a decade. Muni bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for lower-quality munis as recession risk increased. In November, December and January, the tax-exempt market reversed course and rallied strongly (+7.99%) - including a gain of 2.87% in January - amid market expectations for the Fed to pause monetary policy tightening in 2023. Muni yields declined and prices rebounded. Favorable supply and demand was helpful; issuance remained subdued, while net inflows into munis turned positive. Muni tax-backed credit fundamentals were solid throughout the period and, for the most part, the risk of credit-rating downgrades appeared low. Shorter-duration (lower sensitivity to changes in interest rates) and higher-credit-quality munis led the way for the year.
Comments from Co-Portfolio Managers Elizah McLaughlin, Ryan Brogan and Michael Maka:
From its inception on June 16, 2022, through January 31, 2023, the fund returned -1.07%, net of fees, lagging the 1.22% return of both the supplemental index, the Fidelity Sustainable Conservative Income Municipal Bond Composite Index, and the benchmark, the Bloomberg Municipal 1 Year (1-2 Y) Bond Index. During the reporting period, we focused on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the supplemental index, the fund's duration (interest rate) positioning contributed to performance. The fund had less sensitivity to interest rates, as measured by its shorter duration, than the index and therefore was hurt less as interest rates rose. Larger-than-index exposure to bonds with durations of three and four years also proved beneficial, as they outpaced the index. An overweight to variable-rate securities also contributed to relative performance, given that these securities outperformed fixed-rate securities for most of the year amid rising interest rates. In contrast, an overweight in lower-rated, investment-grade bonds was a key detractor, as they lagged the Composite index as credit spreads widened. Larger-than-index exposure to industrial development securities and gas pre-pay bonds detracted as well. Relative performance also was crimped by the fund's exposure to bonds with a mandatory tender structure, which lagged the index. Application of FMR's environmental, social and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions and countries, and may affect the fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary January 31, 2023 (Unaudited)
Top Five States (% of Fund's net assets)

New York	16.2
Alabama	10.0
Texas	6.2
Georgia	5.0
Tennessee	4.7

Revenue Sources (% of Fund's net assets)
Synthetics	22.7%
General Obligations	16.3%
Industrial Development	11.6%
Health Care	10.1%
Resource Recovery	9.1%
Electric Utilities	7.7%
Education	7.6%
State G.O.	6.9%
Housing	5.3%
Others* (Individually Less Than 5%)	2.7%
100.0%

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Maturity Diversification (% of Fund's Investments)
Days
1 - 7	57.6
8 - 30	5.6
31 - 60	0.3
61 - 90	6.0
91 - 180	2.7
> 180	27.8

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Schedule of Investments January 31, 2023
Showing Percentage of Net Assets
Municipal Bonds - 40.5%
	Principal Amount (a)	Value ($)
Alabama - 3.0%
Black Belt Energy Gas District:
Bonds Series 2018 A, 4%, tender 12/1/23 (b)	100,000	100,281
Series 2021 C1, 4% 12/1/23	10,000	10,038
Series 2022 C1:
5.25% 12/1/24	5,000	5,145
5.25% 12/1/25	5,000	5,222
Series 2022 E:
5% 6/1/24	50,000	51,121
5% 6/1/25	50,000	51,987
5% 6/1/26	50,000	52,810
Southeast Alabama Gas Supply District Bonds (Proj. No. 2) Series 2018 A, 4%, tender 6/1/24 (b)	35,000	35,078
TOTAL ALABAMA		311,682
Arizona - 0.8%
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.) Series 2019, 5%, tender 6/3/24 (b)(c)	80,000	81,213
California - 3.8%
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.):
Series 2021 A, 3.875%, tender 4/3/23 (b)(c)	50,000	50,042
Series 2021 B, 3.6%, tender 7/17/23 (b)(c)	100,000	100,063
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2017 A1, 3.45%, tender 4/17/23 (b)(c)(d)	200,000	200,050
Univ. of California Revs. Bonds Series 2013 AK, 5%, tender 5/15/23 (b)	50,000	50,372
TOTAL CALIFORNIA		400,527
Connecticut - 2.3%
Connecticut Gen. Oblig.:
Series 2016 B, 5% 5/15/25	10,000	10,598
Series 2018 F, 5% 9/15/23	75,000	76,203
Connecticut Health & Edl. Facilities Auth. Rev. Bonds:
Series 2010 A3, 0.25%, tender 2/9/24 (b)	50,000	48,412
Series 2014 A, 1.1%, tender 2/7/23 (b)	100,000	99,967
TOTAL CONNECTICUT		235,180
Florida - 2.0%
Duval County School Board Ctfs. of Prtn. Series 2022 A, 5% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	100,000	108,592
Florida Dev. Fin. Corp. Rev. Bonds (Brightline Florida Passenger Rail Expansion Proj.) Series 2021 A, 2.9%, tender 4/4/23 (b)(c)	100,000	99,940
TOTAL FLORIDA		208,532
Georgia - 1.2%
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.):
Series 2009 1st, 2.75%, tender 3/15/23 (b)	30,000	29,994
Series 2013, 2.875%, tender 8/19/25 (b)	100,000	98,279
TOTAL GEORGIA		128,273
Hawaii - 0.5%
Honolulu City & County Gen. Oblig. Bonds (Honolulu Rail Transit Proj.) Series 2019 E, 5%, tender 9/1/23 (b)	55,000	55,458
Illinois - 2.0%
Illinois Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2019, 4.4%, tender 11/1/23 (b)(c)	100,000	100,787
Illinois Fin. Auth. Series 2022 A, 5% 10/1/24	100,000	101,744
Illinois Gen. Oblig. Series 2017 D, 5% 11/1/26	5,000	5,332
TOTAL ILLINOIS		207,863
Indiana - 0.5%
Indiana Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 4%, tender 10/2/23 (b)(c)	50,000	50,220
Kentucky - 0.6%
Kentucky State Property & Buildings Commission Rev. Series 2013 A, 5% 10/1/23	50,000	50,756
Kentucky, Inc. Pub. Energy Bonds Series 2018 A, 4%, tender 4/1/24 (b)	15,000	15,032
TOTAL KENTUCKY		65,788
Massachusetts - 0.9%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series C, 5.5% 7/1/23	60,000	60,758
Massachusetts Gen. Oblig. Bonds Series 2020 A, 5%, tender 6/1/23 (b)	30,000	30,268
TOTAL MASSACHUSETTS		91,026
Michigan - 1.4%
Coopersville Area Pub. Schools Series 2022 I:
4% 5/1/26	30,000	31,502
5% 5/1/25	110,000	116,303
TOTAL MICHIGAN		147,805
Minnesota - 0.2%
Minnesota Hsg. Fin. Agcy. Series 2022 A, 5% 8/1/23	25,000	25,316
Nebraska - 1.0%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (b)	105,000	106,337
Nevada - 2.4%
Nevada Dept. of Bus. & Industry Bonds:
(Republic Svcs., Inc. Proj.) Series 2001, 3.75%, tender 6/1/23 (b)(c)(d)	50,000	50,042
Series 2023 A, 3.7%, tender 1/31/24 (b)(c)	200,000	200,033
TOTAL NEVADA		250,075
New Hampshire - 0.9%
Nat'l. Fin. Auth. Solid Bonds (Waste Mgmt., Inc. Proj.) Series 2019 A1, 2.15%, tender 7/1/24 (b)(c)	100,000	97,413
New Jersey - 2.5%
New Jersey Econ. Dev. Auth. Rev.:
Series 2013, 5% 3/1/25	25,000	25,043
Series 2019, 5.25% 9/1/24 (d)	100,000	103,963
New Jersey Edl. Facility (Stevens Institute of Techonolgy Proj.) Series 2017 A, 5% 7/1/25	75,000	78,280
New Jersey Trans. Trust Fund Auth. Series 2010 D, 5.25% 12/15/23	55,000	56,184
TOTAL NEW JERSEY		263,470
New York - 3.3%
New York City Hsg. Dev. Corp. Multifamily Hsg. Bonds Series 2021 K2, 0.9%, tender 1/1/26 (b)	165,000	152,986
New York Metropolitan Trans. Auth. Rev.:
Bonds Series 2020 A2, 5%, tender 5/15/24 (b)	100,000	102,235
Series 2020 A, 5% 2/1/23	90,000	90,000
TOTAL NEW YORK		345,221
Oregon - 2.3%
Oregon Bus. Dev. Commission Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (b)	100,000	99,594
Union County Hosp. Facility Auth. Series 2022, 5% 7/1/24	135,000	138,170
TOTAL OREGON		237,764
Pennsylvania - 1.9%
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2014, 3.8%, tender 4/3/23 (b)(c)	100,000	100,078
(Waste Mgmt., Inc. Proj.) Series 2013, 4%, tender 2/1/23 (b)(c)	100,000	99,999
TOTAL PENNSYLVANIA		200,077
Tennessee - 2.8%
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (b)	95,000	97,329
Tennessee Energy Acquisition Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (b)	200,000	200,209
TOTAL TENNESSEE		297,538
Texas - 1.4%
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2020 B, 3.5%, tender 3/1/23 (b)(c)	100,000	100,009
Pflugerville Independent School District Bonds Series 2019 B, 2.5%, tender 8/15/23 (b)	35,000	34,826
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. Bonds (Baylor Scott & White Health Proj.) Series 2022 E, 5%, tender 5/15/26 (b)	15,000	15,992
TOTAL TEXAS		150,827
Virginia - 0.8%
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2008 B, 0.75%, tender 9/2/25 (b)	95,000	87,267
Wisconsin - 2.0%
Pub. Fin. Auth. Health Care Sys. Rev. Series 2023 A, 5% 10/1/24 (e)	200,000	208,184
TOTAL MUNICIPAL BONDS (Cost $4,260,573)		4,253,056

Municipal Notes - 62.1%
	Principal Amount (a)	Value ($)
Alabama - 7.0%
Black Belt Energy Gas District Participating VRDN Series ZL 03 97, 1.96% 2/7/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(f)(g)	330,000	330,000
Southeast Energy Auth. Rev. Bonds Participating VRDN Series XG 04 10, 1.96% 2/7/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(f)(g)	300,000	300,000
West Jefferson Indl. Dev. Board Solid Waste Disp. Rev. (Alabama Pwr. Co. Miller Plant Proj.) Series 2008, 1.42% 2/1/23, VRDN (b)(c)	100,000	100,000
TOTAL ALABAMA		730,000
Alaska - 1.9%
Valdez Marine Term. Rev. (Phillips Trans. Alaska, Inc. Proj.) Series 1994 B, 1.78% 2/7/23, VRDN (b)	200,000	200,000
Connecticut - 1.9%
Connecticut Gen. Oblig. Series 2016 C, 1.68% 2/7/23 (Liquidity Facility Bank of America NA), VRDN (b)	200,000	200,000
Georgia - 3.8%
Bartow County Dev. Auth. (Georgia Pwr. Co. Plant Bowen Proj.) Series 2022, 1.55% 2/1/23, VRDN (b)(c)	300,000	300,000
Monroe County Dev. Auth. Rev. (Florida Pwr. & Lt. Co. Proj.) Series 2019, 1.35% 2/1/23, VRDN (b)(c)	100,000	100,000
TOTAL GEORGIA		400,000
Indiana - 0.9%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.) Series 2003 A, 2.05% 2/7/23, VRDN (b)(c)	100,000	100,000
Kentucky - 3.8%
Kentucky Tpk. Auth. Econ. Dev. Road Rev. Participating VRDN Series XF 24 84, 1.86% 2/7/23 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(f)(g)	300,000	300,000
Meade County Indl. Bldg. Rev. (Nucor Steel Brandenburg Proj.) Series 2020 A1, 2.11% 2/1/23, VRDN (b)(c)	100,000	100,000
TOTAL KENTUCKY		400,000
Louisiana - 4.1%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 2.13% 2/7/23, VRDN (b)	100,000	100,000
Series 2010 B1, 2.3% 2/7/23, VRDN (b)	330,000	330,000
TOTAL LOUISIANA		430,000
Minnesota - 3.8%
Minnesota Higher Ed. Facilities Auth. Rev. Series 1994 3Z, 1.85% 2/1/23, VRDN (b)	400,000	400,000
Missouri - 1.9%
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Participating VRDN Series XG 01 76, 1.79% 2/7/23 (Liquidity Facility Royal Bank of Canada) (b)(f)(g)	200,000	200,000
New York - 12.9%
New York City Gen. Oblig. Series 2012 2, 1.6% 2/8/23, VRDN (b)	500,000	499,997
New York City Hsg. Dev. Corp. Multi-family Mtg. Rev. (Ogden Avenue Apts. Proj.) Series A, 1.69% 2/7/23, LOC Fannie Mae, VRDN (b)(c)	200,000	200,000
New York Dorm. Auth. Rev. Participating VRDN Series XF 13 28, 1.83% 2/7/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	450,000	450,000
New York Metropolitan Trans. Auth. Rev. Participating VRDN Series XF 13 55, 1.84% 2/7/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	200,000	200,000
TOTAL NEW YORK		1,349,997
North Carolina - 2.9%
Raleigh Ctfs. of Prtn. (Downtown Impt. Proj.) Series 2005 B1, 1.77% 2/7/23 (Liquidity Facility PNC Bank NA), VRDN (b)	300,000	300,000
Ohio - 3.8%
Allen County Hosp. Facilities Rev. Series 2012 B, 2.1% 2/7/23 (Liquidity Facility Ohio Gen. Oblig.), VRDN (b)	400,000	400,000
South Carolina - 0.9%
Greenville Hosp. Sys. Facilities Rev. Participating VRDN Series XF 01 45, 1.86% 2/7/23 (Liquidity Facility Toronto-Dominion Bank) (b)(f)(g)	100,000	100,000
Tennessee - 1.9%
Chattanooga Health Ed. & Hsg. Facility Board Rev. (Catholic Health Initiatives Proj.) Series C, 2.05% 2/7/23, VRDN (b)	200,000	200,000
Texas - 4.8%
Port Arthur Navigation District Indl. Dev. Corp. Exempt Facilities Rev. (Air Products Proj.):
Series 2001, 1.74% 2/7/23, VRDN (b)(c)	200,000	200,000
Series 2002, 1.74% 2/7/23, VRDN (b)(c)	100,000	100,000
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. Participating VRDN Series E 141, 1.69% 2/7/23 (Liquidity Facility Royal Bank of Canada) (b)(f)(g)	200,000	200,000
TOTAL TEXAS		500,000
Virginia - 2.9%
Lynchburg Econ. Dev. Participating VRDN Series XL 00 75, 1.91% 2/7/23 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	300,000	300,000
Washington - 1.9%
Seattle Hsg. Auth. Rev. (Douglas Apts. Proj.) Series 2008, 1.85% 2/7/23, LOC KeyBank NA, VRDN (b)	200,000	200,000
West Virginia - 1.0%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 E, 2.18% 2/6/26, VRDN (b)	100,000	100,000
TOTAL MUNICIPAL NOTES (Cost $6,509,998)		6,509,997

TOTAL INVESTMENT IN SECURITIES - 102.6% (Cost $10,770,571)	10,763,053
NET OTHER ASSETS (LIABILITIES) - (2.6)%	(271,278)
NET ASSETS - 100.0%	10,491,775

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $354,055 or 3.4% of net assets.

(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Provides evidence of ownership in one or more underlying municipal bonds.
(g)	Coupon rates are determined by re-marketing agents based on current market conditions.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 1.40%	-	898,000	898,000	519	-	-	-	0.0%
Total	-	898,000	898,000	519	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	10,763,053	-	10,763,053	-
Total Investments in Securities:	10,763,053	-	10,763,053	-
Financial Statements
Statement of Assets and Liabilities
		January 31, 2023

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $10,770,571):		$10,763,053
Interest receivable		58,402
Prepaid expenses		8,139
Receivable from investment adviser for expense reductions		8,373
Other receivables		57
Total assets		10,838,024
Liabilities
Payable to custodian bank	$94,171
Payable for investments purchased on a delayed delivery basis	208,262
Distributions payable	587
Accrued management fee	2,597
Audit fee payable	40,219
Other payables and accrued expenses	413
Total Liabilities		346,249
Net Assets		$10,491,775
Net Assets consist of:
Paid in capital		$10,498,508
Total accumulated earnings (loss)		(6,733)
Net Assets		$10,491,775
Net Asset Value , offering price and redemption price per share ($10,491,775 ÷ 1,049,963 shares)		$9.99

Statement of Operations
		For the period June 16, 2022 (commencement of operations) through January 31, 2023
Investment Income
Interest		$133,375
Income from Fidelity Central Funds		519
Total Income		133,894
Expenses
Management fee	$18,863
Custodian fees and expenses	816
Independent trustees' fees and expenses	20
Registration fees	16,718
Audit	45,794
Legal	3
Miscellaneous	33
Total expenses before reductions	82,247
Expense reductions	(66,863)
Total expenses after reductions		15,384
Net Investment income (loss)		118,510
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	103
Total net realized gain (loss)		103
Change in net unrealized appreciation (depreciation) on investment securities		(7,518)
Net gain (loss)		(7,415)
Net increase (decrease) in net assets resulting from operations		$111,095
Statement of Changes in Net Assets

For the period June 16, 2022 (commencement of operations) through January 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$118,510
Net realized gain (loss)	103
Change in net unrealized appreciation (depreciation)	(7,518)
Net increase (decrease) in net assets resulting from operations	111,095
Distributions to shareholders	(117,828)
Share transactions
Proceeds from sales of shares	10,386,249
Reinvestment of distributions	116,752
Cost of shares redeemed	(4,493)
Net increase (decrease) in net assets resulting from share transactions	10,498,508
Total increase (decrease) in net assets	10,491,775

Net Assets
Beginning of period	-
End of period	$10,491,775

Other Information
Shares
Sold	1,038,704
Issued in reinvestment of distributions	11,709
Redeemed	(450)
Net increase (decrease)	1,049,963

Financial Highlights
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.117
Net realized and unrealized gain (loss)	(.011)
Total from investment operations	.106
Distributions from net investment income	(.116)
Total distributions	(.116)
Net asset value, end of period	$9.99
Total Return D,E	1.07%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.03% H,I
Expenses net of fee waivers, if any	.25% H
Expenses net of all reductions	.24% H
Net investment income (loss)	1.86% H
Supplemental Data
Net assets, end of period (000 omitted)	$10,492
Portfolio turnover rate J	42% H

A For the period June 16, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Audit fees are not annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended January 31, 2023

1. Organization.
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.   Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   market discount.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,362
Gross unrealized depreciation	(15,148)
Net unrealized appreciation (depreciation)	$(6,786)
Tax Cost	$10,769,839

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$102
Net unrealized appreciation (depreciation) on securities and other investments	$(6,786)

The tax character of distributions paid was as follows:

January 31, 2023 A
Tax-exempt Income	$117,828
Total	$117,828
A For the period June 16, 2022 (commencement of operations) through January 31, 2023.

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	4,980,537	815,000
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .30% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.   Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	-	500,000	-

6. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .25% of average net assets.   This reimbursement will remain in place through May 31, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $66,327.

Through arrangements with the Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $436 and $100, respectively.
7. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	96%
8. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Sustainable Conservative Income Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Sustainable Conservative Income Municipal Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of January 31, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period June 16, 2022 (commencement of operations) through January 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, and the results of its operations, changes in its net assets, and the financial highlights for the period June 16, 2022 (commencement of operations) through January 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
March 16, 2023

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 291 funds. Mr. Chiel oversees 186 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's alternative investment, investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Zierhoffer also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2022 to January 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value August 1, 2022	Ending Account Value January 31, 2023	Expenses Paid During Period- C August 1, 2022 to January 31, 2023

Fidelity® SAI Sustainable Conservative Income Municipal Bond Fund	.25%
Actual		$ 1,000	$ 1,008.70	$ 1.27
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

During fiscal year ended 2023, 100% of the fund's income dividends was free from federal income tax, and 23.94% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9905582.100
SMB-ANN-0423
Fidelity® Sustainable Intermediate Municipal Income Fund

Annual Report
January 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average annual total returns for Fidelity Sustainable Intermediate Municipal Income Fund will be reported once the fund is a year old.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Sustainable Intermediate Municipal Income Fund, a class of the fund, on April 13, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

10,400
10,200
10,000
9,800
9,600
$9,400
2022
'23
Period Ending Values
$10,344 Fidelity Sustainable Intermediate Municipal Income Fund
$10,168 Bloomberg Municipal Bond Index

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds declined for the 12 months ending January 31, 2023, with a late-period rally partially offsetting a steep fall earlier on. The Bloomberg Municipal Bond Index returned -3.25% for the period. By early 2022, the Federal Reserve had begun its pivot from monetary easing to monetary tightening, tapering the large-scale asset purchases it restarted in 2020 amid the COVID-19 pandemic. In March, the Fed, faced with persistent inflationary pressure, began implementing an aggressive series of rate hikes, eventually raising its benchmark interest rate seven times, by a total of 4.25 percentage points, through mid-December. This helped push municipal bond yields to their highest level in more than a decade. Muni bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for lower-quality munis as recession risk increased. In November, December and January, the tax-exempt market reversed course and rallied strongly (+7.99%) - including a gain of 2.87% in January - amid market expectations for the Fed to pause monetary policy tightening in 2023. Muni yields declined and prices rebounded. Favorable supply and demand was helpful; issuance remained subdued, while net inflows into munis turned positive. Muni tax-backed credit fundamentals were solid throughout the period and, for the most part, the risk of credit-rating downgrades appeared low. Shorter-duration (lower sensitivity to changes in interest rates) and higher-credit-quality munis led the way for the year.
Comments from Co-Portfolio Managers Elizah McLaughlin, Cormac Cullen and Michael Maka:
From its inception on April 13, 2022, through January 31, 2023, the fund's share classes (excluding sales charges, if applicable) posted returns in the range of 2.62% to 3.49%, compared with the 2.76% return of the supplemental index, the Bloomberg 3-15 Year Municipal Bond Index, and the 1.68% result of the benchmark Bloomberg Municipal Bond Index. During the reporting period, we focused on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the supplemental index, yield-curve positioning contributed to relative performance. Specifically, the fund's larger-than-index exposure to bonds with durations of 10 years proved beneficial. In contrast, an overweight in lower-rated, investment-grade bonds was a key detractor, as they lagged the index as credit spreads widened. Larger-than-index exposure to the health care and private college sectors detracted as well. Relative performance also was crimped by the fund's underweight exposure to bonds issued by the state of California, which outpaced the index. Application of FMR's environmental, social and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions and countries, and may affect the fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary January 31, 2023 (Unaudited)
Top Five States (% of Fund's net assets)

New York	15.0
California	8.1
Florida	8.1
Massachusetts	6.0
Georgia	5.1

Revenue Sources (% of Fund's net assets)
General Obligations	21.5%
Health Care	15.8%
Education	13.6%
Electric Utilities	12.4%
Special Tax	9.7%
Water & Sewer	6.6%
Others* (Individually Less Than 5%)	20.4%
100.0%

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments January 31, 2023
Showing Percentage of Net Assets
Municipal Bonds - 92.4%
	Principal Amount (a)	Value ($)
Alabama - 1.0%
Black Belt Energy Gas District Bonds:
Series 2022 D1, 4%, tender 6/1/27 (b)	10,000	10,182
Series 2022 F, 5.5%, tender 12/1/28 (b)	100,000	107,404
Southeast Energy Auth. Rev. Bonds Bonds Series 2022 B1, 5%, tender 8/1/28 (b)	20,000	20,959
TOTAL ALABAMA		138,545
Arizona - 4.4%
Chandler Indl. Dev. Auth. Indl. Dev. Rev. (Intel Corp. Proj.) Series 2022 2, 5%, tender 9/1/27 (b)(c)	50,000	52,965
Maricopa County Unified School District #48 Scottsdale Series D, 4% 7/1/24	80,000	81,841
Phoenix Civic Impt. Corp. Wastewtr. Sys. Rev. Series 2016, 5% 7/1/30	50,000	54,554
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2021 A, 5% 7/1/35	175,000	205,940
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007 1, 5% 12/1/32	165,000	179,988
TOTAL ARIZONA		575,288
California - 8.1%
California Health Facilities Fing. Auth. Rev. Bonds Series 2019 C, 5%, tender 10/1/25 (b)	150,000	159,070
California Hsg. Fin. Agcy. Series 2021 1, 3.5% 11/20/35	97,313	94,287
California Muni. Fin. Auth. Rev. Series 2018, 5% 10/1/25	15,000	15,569
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2017 A1, 3.45%, tender 4/17/23 (b)(c)(d)	200,000	200,050
California Statewide Cmntys. Dev. Auth. Rev. Series 2016, 5% 10/1/33	25,000	26,415
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev.:
Series 2017 A, 5% 7/1/32	15,000	16,666
Series 2022 B:
5% 7/1/31	30,000	36,930
5% 7/1/32	100,000	123,898
Riverside Elec. Rev. Series 2019 A, 5% 10/1/43	5,000	5,496
San Francisco Bay Area Rapid Transit District Sales Tax Rev. Series 2015 A, 5% 7/1/27	10,000	10,703
San Francisco Bay Area Rapid Transit Fing. Auth. Series 2019 F1, 5% 8/1/23	125,000	126,682
Southern California Pub. Pwr. Auth. Transmission Proj. Rev. (Southern Transmission Proj.) Series 2017 A, 5% 7/1/23	250,000	252,813
TOTAL CALIFORNIA		1,068,579
Colorado - 1.1%
Colorado Ctfs. of Prtn. Series 2020 A, 4% 12/15/38	10,000	10,242
Colorado Health Facilities Auth. Rev. Bonds Series 2019 A2, 5% 8/1/33	125,000	137,296
TOTAL COLORADO		147,538
Connecticut - 3.7%
Connecticut Gen. Oblig.:
Series 2019 A, 5% 4/15/33	25,000	28,434
Series 2021 D, 5% 7/15/28	75,000	85,462
Connecticut Health & Edl. Facilities Auth. Rev. Series 2016 A, 2%, tender 7/1/26 (b)	35,000	33,690
Connecticut Hsg. Fin. Auth. Series 2021 D1:
5% 11/15/27	10,000	11,057
5% 11/15/28	25,000	28,077
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2021 A, 4% 5/1/36	130,000	137,327
Series A:
5% 9/1/26	100,000	109,618
5% 5/1/29	20,000	23,258
South Central Reg'l. Wtr. Auth. Wtr. Sys. Rev. Series 32 B, 5% 8/1/32	25,000	27,119
TOTAL CONNECTICUT		484,042
District Of Columbia - 0.2%
District of Columbia Univ. Rev. Series 2017:
5% 4/1/29	20,000	21,674
5% 4/1/33	10,000	10,799
TOTAL DISTRICT OF COLUMBIA		32,473
Florida - 7.7%
Broward County School Board Ctfs. of Prtn.:
Series 2015 A, 5% 7/1/26	30,000	31,895
Series 2020 A, 5% 7/1/33	25,000	29,278
Duval County School Board Ctfs. of Prtn. Series 2022 A, 5% 7/1/34 (Assured Guaranty Muni. Corp. Insured)	250,000	289,469
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A, 5% 8/15/34	200,000	215,619
Florida Hsg. Fin. Corp. Rev. Series 2020 1, 3.5% 7/1/51	80,000	80,054
JEA Wtr. & Swr. Sys. Rev. Series 2017 A, 5% 10/1/29	25,000	27,941
Miami-Dade County Wtr. & Swr. Rev. Series 2017 B, 5% 10/1/27	60,000	67,303
Palm Beach County Health Facilities Auth. Hosp. Rev. (Jupiter Med. Ctr. Proj.) Series 2022, 5% 11/1/35	100,000	107,747
Palm Beach County School Board Ctfs. of Prtn.:
Series 2018 A, 5% 8/1/24	20,000	20,737
Series 2021 A, 5% 8/1/38	125,000	141,263
TOTAL FLORIDA		1,011,306
Georgia - 3.6%
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.) Series 2013, 2.875%, tender 8/19/25 (b)	100,000	98,279
Fulton County Dev. Auth. Rev. Series 2019, 5% 6/15/44	10,000	10,999
Main Street Natural Gas, Inc. Bonds:
Series 2019 B, 4%, tender 12/2/24 (b)	135,000	135,888
Series 2021 A, 4%, tender 9/1/27 (b)	100,000	101,922
Series 2022 B, 5%, tender 6/1/29 (b)	15,000	15,854
Private Colleges & Univs. Auth. Rev. Series 2019 A, 5% 9/1/39	100,000	111,809
TOTAL GEORGIA		474,751
Hawaii - 0.1%
Honolulu City & County Gen. Oblig. Series 2019 A, 5% 9/1/27	10,000	11,243
Illinois - 3.1%
Illinois Fin. Auth. Series 2022 A, 5% 10/1/32	100,000	105,300
Illinois Fin. Auth. Academic Facilities (Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A:
5% 10/1/32	10,000	11,198
5% 10/1/38	100,000	106,962
Illinois Fin. Auth. Rev.:
(Presence Health Proj.) Series 2016 C, 5% 2/15/36	30,000	31,671
Series 2014 A, 5% 10/1/26	40,000	41,649
Series 2016 A, 5% 7/1/31 (Pre-Refunded to 7/1/26 @ 100)	50,000	54,502
Illinois Hsg. Dev. Auth. Rev. Series D, 3.75% 4/1/50	20,000	20,164
McHenry County Conservation District Gen. Oblig. Series 2014, 5% 2/1/24	40,000	40,995
TOTAL ILLINOIS		412,441
Indiana - 1.1%
Indiana Dev. Fin. Auth. Envir. Rev. Bonds Series 2022 A1, 4.5%, tender 6/1/32 (b)(c)	100,000	103,016
Indiana Hsg. & Cmnty. Dev. Auth.:
Series 2021 B, Series 2021 B, 5% 1/1/28	15,000	16,662
Series A, 5% 7/1/28	25,000	28,301
TOTAL INDIANA		147,979
Iowa - 0.8%
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series 2022 B, 5% 12/1/29 (c)	100,000	111,636
Kentucky - 1.2%
Kentucky Bond Dev. Corp. Edl. Facilities Series 2021:
4% 6/1/33	5,000	5,258
4% 6/1/35	15,000	15,300
Kentucky State Property & Buildings Commission Rev.:
Series A:
5% 11/1/31	30,000	33,819
5% 11/1/33	15,000	16,833
Series B, 5% 8/1/26	75,000	81,285
TOTAL KENTUCKY		152,495
Maine - 0.1%
Maine Health & Higher Edl. Facilities Auth. Rev. Series 2017 B, 5% 7/1/28	10,000	10,914
Maryland - 2.0%
Baltimore Proj. Rev. (Wtr. Projs.) Series 2014 A, 5% 7/1/24	150,000	155,101
Maryland Dept. of Trans.:
Series 2016, 4% 9/1/27	15,000	16,179
Series 2021 A, 2% 10/1/34	15,000	13,012
Maryland Gen. Oblig. Series A, 5% 8/1/34	15,000	17,681
Montgomery County Gen. Oblig. Ctfs. of Prtn. Series 2020 A, 5% 10/1/27	50,000	56,441
TOTAL MARYLAND		258,414
Massachusetts - 6.0%
Arlington Gen. Oblig. Series 2021, 2% 9/15/34	275,000	238,832
Massachusetts Bay Trans. Auth. Sales Tax Rev.:
Series 2015 B, 5% 7/1/26 (Pre-Refunded to 7/1/25 @ 100)	10,000	10,649
Series 2016 A, 0% 7/1/29	5,000	4,067
Series 2021 A1, 5% 7/1/35	45,000	52,956
Massachusetts Commonwealth Trans. Fund Rev. Series 2021 A, 5% 6/1/51	100,000	109,462
Massachusetts Dev. Fin. Agcy. Rev.:
(Partners Healthcare Sys., Inc. Proj.) Series 2017 S, 5% 7/1/32	15,000	16,576
Bonds Series A1, 5%, tender 1/31/30 (b)	20,000	22,888
Series 2015 O1, 4% 7/1/45	30,000	29,611
Series 2018 L, 5% 10/1/33	35,000	37,703
Series 2020 A:
5% 10/15/29	35,000	41,402
5% 10/15/30	20,000	24,148
Series 2021 G, 4% 7/1/46	75,000	68,104
Massachusetts Gen. Oblig.:
Series 2017 A, 5% 4/1/36	15,000	16,332
Series 2017 D, 5% 7/1/27	25,000	28,052
Series A, 5% 7/1/31	10,000	10,922
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series A, 5% 8/15/32	10,000	11,815
Univ. of Massachusetts Bldg. Auth. Rev. Series 2021 1, 5% 11/1/32	50,000	59,320
TOTAL MASSACHUSETTS		782,839
Michigan - 1.8%
Grand Rapids San. Swr. Sys. Rev.:
Series 2018, 5% 1/1/35	5,000	5,512
Series 2018, 5% 1/1/29	25,000	28,207
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 B, 5% 7/1/29	45,000	51,433
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 4% 5/15/36	10,000	10,009
Lake Orion Cmnty. School District Series 2016, 5% 5/1/25	10,000	10,575
Michigan Fin. Auth. Rev.:
Bonds Series 2019 B, 5%, tender 11/16/26 (b)	10,000	10,778
Series 2016:
5% 11/15/28	15,000	16,184
5% 11/15/30	35,000	37,664
5% 11/15/34	15,000	15,948
Series 2022, 5% 12/1/32	25,000	27,331
Michigan Hosp. Fin. Auth. Rev. Series 2010 F4, 5% 11/15/47	10,000	10,449
Univ. of Michigan Rev. Series 2020 A, 5% 4/1/39	10,000	11,351
TOTAL MICHIGAN		235,441
Minnesota - 3.4%
Anoka-Hennepin Independent School District #11 Series 2020 A, 4% 2/1/29	10,000	10,813
Hennepin County Sales Tax Rev. (Ballpark Proj.) Series 2017 A, 5% 12/15/24	265,000	277,282
Minnesota Gen. Oblig. Series 2019 A, 5% 8/1/30	15,000	17,568
Minnesota Hsg. Fin. Agcy.:
Series 2022 A, 5% 8/1/32	100,000	120,495
Series B, 4% 8/1/36	15,000	15,664
TOTAL MINNESOTA		441,822
Nebraska - 1.5%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (b)	50,000	50,637
Douglas County Hosp. Auth. #2 Health Facilities Rev. Series 2020 A, 5% 11/15/30	125,000	144,370
TOTAL NEBRASKA		195,007
New Hampshire - 0.9%
New Hampshire Health & Ed. Facilities Auth.:
(Concord Hosp.) Series 2017, 5% 10/1/42	15,000	15,661
(Partners Healthcare Sys., Inc. Proj.) Series 2017, 5% 7/1/25	5,000	5,309
New Hampshire Nat'l. Fin. Auth. Series 2022 2, 4% 10/20/36	99,601	96,503
TOTAL NEW HAMPSHIRE		117,473
New Jersey - 4.5%
New Jersey Edl. Facility Series A, 5% 7/1/36	15,000	16,092
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2016 A, 5% 7/1/33	10,000	10,775
New Jersey Trans. Trust Fund Auth.:
Series 2018 A, 5% 12/15/32	100,000	111,137
Series 2021 A, 5% 6/15/33	95,000	108,757
Series 2022 A, 4% 6/15/39	30,000	30,073
Series 2022 BB, 5% 6/15/31	135,000	156,887
Series 2022 CC, 5% 6/15/33	100,000	116,713
Series A, 0% 12/15/31	50,000	36,810
TOTAL NEW JERSEY		587,244
New York - 15.0%
Dutchess County Local Dev. Corp. Rev. (Vassar College Proj.) Series 2020, 5% 7/1/45	25,000	27,092
Long Island Pwr. Auth. Elec. Sys. Rev.:
Series 2018, 5% 9/1/27	15,000	16,864
Series 2020 A, 5% 9/1/38	165,000	185,126
Series 2022 A, 5% 9/1/33	100,000	121,655
New York City Transitional Fin. Auth. Bldg. Aid Rev. Series 2017 S1, 5% 7/15/28	50,000	55,804
New York Dorm. Auth. Rev.:
Series 2013 A, 5% 7/1/23	310,000	313,242
Series 2022 A, 5% 7/1/34	200,000	222,458
New York Dorm. Auth. Sales Tax Rev. Series 2015 A, 5% 3/15/24 (Escrowed to Maturity)	25,000	25,726
New York Metropolitan Trans. Auth. Rev.:
Series 2017 C1:
5% 11/15/27	20,000	21,533
5% 11/15/29	50,000	53,079
5% 11/15/31	140,000	148,277
Series 2019 C, 5% 11/15/39	70,000	73,274
New York State Dorm. Auth.:
Series 2017 A, 5% 2/15/31	10,000	11,049
Series 2019 D, 4% 2/15/36	15,000	15,485
New York State Urban Dev. Corp. Series 2020 E, 4% 3/15/35	30,000	31,261
New York State Urban Eev Corp. Series 2019 A, 5% 3/15/37	80,000	89,891
New York Thruway Auth. Personal Income Tax Rev. Series 2021 A1, 5% 3/15/34	205,000	242,587
Saratoga County Cap. Resources Rev. (Skidmore College Proj.) Series 2020 A, 5% 7/1/45	85,000	92,688
Suffolk County Gen. Oblig. Series 2017 D, 4% 2/1/28 (Build America Mutual Assurance Insured)	100,000	108,034
Triborough Bridge & Tunnel Auth. Series 2023 A, 4% 11/15/34	100,000	111,684
TOTAL NEW YORK		1,966,809
North Carolina - 1.1%
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Bonds Series 2021 C, 5%, tender 12/1/28 (b)	25,000	28,344
Univ. of North Carolina at Chapel Hill Rev. Series 2021 B, 5% 12/1/38	100,000	117,476
TOTAL NORTH CAROLINA		145,820
Ohio - 2.6%
Ohio Air Quality Dev. Auth. Rev. Bonds Series 2022 B, 4.25%, tender 6/1/27 (b)(c)	150,000	153,566
Ohio Gen. Oblig. Series 2019 A, 5% 5/1/30	20,000	22,248
Ohio Higher Edl. Facility Commission Rev. (Univ. of Dayton Proj.) Series 2018 B, 5% 12/1/29	25,000	27,606
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	100,000	102,337
Ohio Spl. Oblig. Series 2021 A, 5% 4/1/41	20,000	22,495
Ohio State Univ. Gen. Receipts (Multiyear Debt Issuance Prog.) Series 2020 A, 5% 12/1/29	10,000	11,769
TOTAL OHIO		340,021
Oklahoma - 0.4%
Grand River Dam Auth. Rev. Series 2014 A, 5% 6/1/26	40,000	41,330
Oklahoma State Univ. Agricultural And Mechanical College Series 2020 A, 5% 9/1/32	10,000	11,778
TOTAL OKLAHOMA		53,108
Oregon - 2.1%
Gilliam County Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2003 A, 3%, tender 5/1/23 (b)(c)	50,000	49,954
Medford Hosp. Facilities Auth. Rev. (Asante Projs.) Series 2020 A, 5% 8/15/38	10,000	10,912
Oregon Facilities Auth. Rev. Series 2022 B, 5% 6/1/30	30,000	34,279
Salem Hosp. Facility Auth. Rev. Series 2016 A, 4% 5/15/41	25,000	25,047
Union County Hosp. Facility Auth. (Grande Ronde Hosp. Proj.) Series 2022, 5% 7/1/25	150,000	155,956
TOTAL OREGON		276,148
Pennsylvania - 1.6%
Cumberland County Muni. Auth. Rev. (Dickinson Proj.) Series 2017, 5% 5/1/37	5,000	5,367
Dubois Hosp. Auth. Hosp. Rev. (Penn Highlands Healthcare Proj.) Series 2018:
5% 7/15/27	50,000	53,946
5% 7/15/28	35,000	38,055
Montgomery County Higher Ed. & Health Auth. Rev. Series 2019, 5% 9/1/31	10,000	11,138
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2014, 3.8%, tender 4/3/23 (b)(c)	100,000	100,078
TOTAL PENNSYLVANIA		208,584
Rhode Island - 0.9%
Rhode Island Student Ln. Auth. Student Ln. Rev. Series 2021 A, 5% 12/1/30 (c)	100,000	113,019
Tennessee - 0.6%
Knox County Health Edl. & Hsg. Facilities Board Rev. Series 2017, 5% 4/1/27	20,000	21,390
Nashville and Davidson County Metropolitan Govt. Gen. Oblig. Series 2021 C, 5% 1/1/28	50,000	56,552
TOTAL TENNESSEE		77,942
Texas - 3.5%
Alvin Independent School District Series 2016 A, 5% 2/15/28	25,000	26,944
Cypress-Fairbanks Independent School District Series 2016, 5% 2/15/25	15,000	15,804
Georgetown Util. Sys. Rev. Series 2022, 5% 8/15/27 (Assured Guaranty Muni. Corp. Insured)	100,000	110,757
Harris County Cultural Ed. Facilities Fin. Corp. Rev. Series 2014 A, 5% 12/1/26	90,000	94,003
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2020 B, 3.5%, tender 3/1/23 (b)(c)	100,000	100,009
San Antonio Wtr. Sys. Rev.:
Series 2018 A, 5% 5/15/33	5,000	5,630
Series 2020 A, 5% 5/15/27	10,000	11,121
Tarrant Reg'l. Wtr. District (City of Dallas Proj.) Series 2021 A, 4% 9/1/25	45,000	46,982
Wichita Falls Independent School District Series 2021, 4% 2/1/28	50,000	53,787
TOTAL TEXAS		465,037
Virginia - 3.9%
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2008 B, 0.75%, tender 9/2/25 (b)	105,000	96,453
Virginia College Bldg. Auth. Edl. Facilities Rev.:
(21st Century College and Equip. Progs.) Series 2017 E, 5% 2/1/31	10,000	11,342
(Virginia Gen. Oblig.) Series 2017 E, 5% 2/1/30	15,000	17,016
Virginia Commonwealth Trans. Board Rev.:
(Virginia Gen. Oblig. Proj.) Series 2017 A, 5% 5/15/29	60,000	67,575
(Virginia Gen. Oblig.) Series 2017 A, 5% 5/15/27	15,000	16,766
Virginia Commonwealth Univ. Health Sys. Auth. Series 2017 A, 5% 7/1/28	270,000	299,045
TOTAL VIRGINIA		508,197
Washington - 4.1%
Energy Northwest Elec. Rev. Series 2020 A, 5% 7/1/34	95,000	111,394
Washington Gen. Oblig.:
Series 2018 A, 5% 8/1/27	50,000	56,104
Series 2018 C, 5% 8/1/30	25,000	27,984
Series 2018 D, 5% 8/1/33	20,000	22,224
Series 2020 A, 5% 8/1/27	65,000	72,935
Series 2020 C, 5% 2/1/37	15,000	16,999
Series R-2017 A, 5% 8/1/30	10,000	10,919
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B, 5% 7/1/27	25,000	27,171
(Providence Health Systems Proj.) Series 2018 B, 5% 10/1/33	45,000	49,544
Series 2017 A, 4% 7/1/37	125,000	126,558
Series 2019 A2, 5% 8/1/33	10,000	10,984
TOTAL WASHINGTON		532,816
Wisconsin - 0.3%
Wisconsin Gen. Oblig. Series 2019 A, 5% 5/1/37	5,000	5,335
Wisconsin St Gen. Fund Annual Appropriation Series 2019 A:
5% 5/1/25 (Escrowed to Maturity)	10,000	10,589
5% 5/1/26 (Escrowed to Maturity)	20,000	21,747
TOTAL WISCONSIN		37,671
TOTAL MUNICIPAL BONDS (Cost $11,918,318)		12,122,642

Municipal Notes - 4.2%
	Principal Amount (a)	Value ($)
Delaware - 0.8%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.) Series 1994, 1.54% 2/1/23, VRDN (b)(c)	100,000	100,000
Florida - 0.4%
Broward County Indl. Dev. Rev. (Florida Pwr. & Lt. Co. Proj.) Series 2018 B, 1.45% 2/1/23, VRDN (b)(c)	50,000	50,000
Georgia - 1.5%
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.) Series 2018, 1.75% 2/1/23, VRDN (b)	200,000	200,000
Louisiana - 1.5%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 B1, 2.3% 2/7/23, VRDN (b)	200,000	200,000
TOTAL MUNICIPAL NOTES (Cost $550,000)		550,000

Money Market Funds - 2.9%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 1.40% (e)(f) (Cost $386,003)	385,923	385,996

TOTAL INVESTMENT IN SECURITIES - 99.5% (Cost $12,854,321)	13,058,638
NET OTHER ASSETS (LIABILITIES) - 0.5%	67,909
NET ASSETS - 100.0%	13,126,547

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $200,050 or 1.5% of net assets.

(e)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 1.40%	-	2,457,996	2,072,000	3,370	-	-	385,996	0.0%
Total	-	2,457,996	2,072,000	3,370	-	-	385,996

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	12,672,642	-	12,672,642	-

Money Market Funds	385,996	385,996	-	-
Total Investments in Securities:	13,058,638	385,996	12,672,642	-
Financial Statements
Statement of Assets and Liabilities
			January 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:	$
Unaffiliated issuers (cost $12,468,318)		12,672,642
Fidelity Central Funds (cost $386,003)		385,996

Total Investment in Securities (cost $12,854,321)			$13,058,638
Receivable for fund shares sold			872
Interest receivable			123,002
Distributions receivable from Fidelity Central Funds			705
Prepaid expenses			20,590
Receivable from investment adviser for expense reductions			17,233
Other receivables			17
Total assets			13,221,057
Liabilities
Payable to custodian bank		$39,814
Payable for fund shares redeemed		146
Distributions payable		3,234
Accrued management fee		3,763
Distribution and service plan fees payable		1,435
Other affiliated payables		1,316
Audit fee payable		44,672
Other payables and accrued expenses		130
Total Liabilities			94,510
Net Assets			$13,126,547
Net Assets consist of:
Paid in capital			$12,931,708
Total accumulated earnings (loss)			194,839
Net Assets			$13,126,547

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($1,563,434 ÷ 154,160 shares) (a)			$10.14
Maximum offering price per share (100/96.00 of $10.14)			$10.56
Class M :
Net Asset Value and redemption price per share ($1,122,043 ÷ 110,637 shares) (a)			$10.14
Maximum offering price per share (100/96.00 of $10.14)			$10.56
Class C :
Net Asset Value and offering price per share ($1,064,872 ÷ 105,631 shares) (a)			$10.08
Fidelity Sustainable Intermediate Municipal Income Fund :
Net Asset Value , offering price and redemption price per share ($7,306,507 ÷ 720,420 shares)			$10.14
Class I :
Net Asset Value , offering price and redemption price per share ($1,034,596 ÷ 102,010 shares)			$10.14
Class Z :
Net Asset Value , offering price and redemption price per share ($1,035,095 ÷ 102,059 shares)			$10.14
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		For the period April 13, 2022 (commencement of operations) through January 31, 2023
Investment Income
Interest		$256,680
Income from Fidelity Central Funds		3,364
Total Income		260,044
Expenses
Management fee	$31,292
Transfer agent fees	7,205
Distribution and service plan fees	12,331
Accounting fees and expenses	2,327
Custodian fees and expenses	735
Independent trustees' fees and expenses	28
Registration fees	103,035
Audit	51,464
Legal	4
Miscellaneous	34
Total expenses before reductions	208,455
Expense reductions	(163,741)
Total expenses after reductions		44,714
Net Investment income (loss)		215,330
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(4,499)
Capital gain distributions from Fidelity Central Funds	6
Total net realized gain (loss)		(4,493)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	204,324
Fidelity Central Funds	(7)
Total change in net unrealized appreciation (depreciation)		204,317
Net gain (loss)		199,824
Net increase (decrease) in net assets resulting from operations		$415,154
Statement of Changes in Net Assets

For the period April 13, 2022 (commencement of operations) through January 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$215,330
Net realized gain (loss)	(4,493)
Change in net unrealized appreciation (depreciation)	204,317
Net increase (decrease) in net assets resulting from operations	415,154
Distributions to shareholders	(220,316)
Share transactions - net increase (decrease)	12,931,709
Total increase (decrease) in net assets	13,126,547

Net Assets
Beginning of period	-
End of period	$13,126,547

Financial Highlights
Fidelity Advisor Sustainable Intermediate Municipal Income Fund Class A

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.181
Net realized and unrealized gain (loss)	.137
Total from investment operations	.318
Distributions from net investment income	(.178)
Total distributions	(.178)
Net asset value, end of period	$10.14
Total Return D,E,F	3.24%
Ratios to Average Net Assets C,G,H
Expenses before reductions	2.34% I,J
Expenses net of fee waivers, if any	.62% J
Expenses net of all reductions	.61% J
Net investment income (loss)	2.26% J
Supplemental Data
Net assets, end of period (000 omitted)	$1,563
Portfolio turnover rate K	14% J

A For the period April 13, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Audit fees are not annualized.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor Sustainable Intermediate Municipal Income Fund Class M

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.181
Net realized and unrealized gain (loss)	.137
Total from investment operations	.318
Distributions from net investment income	(.178)
Total distributions	(.178)
Net asset value, end of period	$10.14
Total Return D,E,F	3.24%
Ratios to Average Net Assets C,G,H
Expenses before reductions	2.36% I,J
Expenses net of fee waivers, if any	.62% J
Expenses net of all reductions	.61% J
Net investment income (loss)	2.26% J
Supplemental Data
Net assets, end of period (000 omitted)	$1,122
Portfolio turnover rate K	14% J

A For the period April 13, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Audit fees are not annualized.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor Sustainable Intermediate Municipal Income Fund Class C

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.120
Net realized and unrealized gain (loss)	.137
Total from investment operations	.257
Distributions from net investment income	(.177)
Total distributions	(.177)
Net asset value, end of period	$10.08
Total Return D,E,F	2.62%
Ratios to Average Net Assets C,G,H
Expenses before reductions	3.08% I,J
Expenses net of fee waivers, if any	1.37% J
Expenses net of all reductions	1.36% J
Net investment income (loss)	1.51% J
Supplemental Data
Net assets, end of period (000 omitted)	$1,065
Portfolio turnover rate K	14% J

A For the period April 13, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the contingent deferred sales charge.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Audit fees are not annualized.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Sustainable Intermediate Municipal Income Fund

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.200
Net realized and unrealized gain (loss)	.138
Total from investment operations	.338
Distributions from net investment income	(.198)
Total distributions	(.198)
Net asset value, end of period	$10.14
Total Return D,E	3.44%
Ratios to Average Net Assets C,F,G
Expenses before reductions	2.03% H,I
Expenses net of fee waivers, if any	.37% I
Expenses net of all reductions	.36% I
Net investment income (loss)	2.51% I
Supplemental Data
Net assets, end of period (000 omitted)	$7,307
Portfolio turnover rate J	14% I

A For the period April 13, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Audit fees are not annualized.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor Sustainable Intermediate Municipal Income Fund Class I

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.201
Net realized and unrealized gain (loss)	.137
Total from investment operations	.338
Distributions from net investment income	(.198)
Total distributions	(.198)
Net asset value, end of period	$10.14
Total Return D,E	3.44%
Ratios to Average Net Assets C,F,G
Expenses before reductions	2.12% H,I
Expenses net of fee waivers, if any	.37% I
Expenses net of all reductions	.36% I
Net investment income (loss)	2.51% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,035
Portfolio turnover rate J	14% I

A For the period April 13, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Audit fees are not annualized.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor Sustainable Intermediate Municipal Income Fund Class Z

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.205
Net realized and unrealized gain (loss)	.137
Total from investment operations	.342
Distributions from net investment income	(.202)
Total distributions	(.202)
Net asset value, end of period	$10.14
Total Return D,E	3.49%
Ratios to Average Net Assets C,F,G
Expenses before reductions	2.04% H,I
Expenses net of fee waivers, if any	.31% I
Expenses net of all reductions	.30% I
Net investment income (loss)	2.57% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,035
Portfolio turnover rate J	14% I

A For the period April 13, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Audit fees are not annualized.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended January 31, 2023

1. Organization.
Fidelity Sustainable Intermediate Municipal Income Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Sustainable Intermediate Municipal Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   market discount and capital loss carryforwards.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$235,435
Gross unrealized depreciation	(29,727)
Net unrealized appreciation (depreciation)	$205,708
Tax Cost	$12,852,930

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(4,491)
Net unrealized appreciation (depreciation) on securities and other investments	$ 205,708

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(4,491)

The tax character of distributions paid was as follows:

January 31, 2023 A
Tax-exempt Income	$220,316

A   For the period April 13, 2022 (commencement of operations) through January 31, 2023.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Sustainable Intermediate Municipal Income Fund	13,132,916	1,112,030

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .35% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$2,261	$2,005
Class M	- %	.25%	2,042	1,998
Class C	.75%	.25%	8,028	8,024
			$12,331	$12,027

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares. For the period, there were no sales charge amounts retained by FDC.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets A
Class A	$1,101.12
Class M	1,051.13
Class C	834.10
Fidelity Sustainable Intermediate Municipal Income Fund	2,775.06
Class I	1,044.13
Class Z	400.05
	$7,205

A   Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Sustainable Intermediate Municipal Income Fund	.03

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

6. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through May 31, 2024. Some expenses, for example   the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	.62%	$16,718
Class M	.62%	15,232
Class C	1.37%	14,742
Fidelity Sustainable Intermediate Municipal Income Fund	.37%	86,535
Class I	.37%	14,965
Class Z	.31%	14,808
		$163,000

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $406. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Fidelity Sustainable Intermediate Municipal Income Fund	$172

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $163.

7. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

Year ended January 31, 2023 A
Fidelity Sustainable Intermediate Municipal Income Fund
Distributions to shareholders
Class A	$20,582
Class M	18,384
Class C	17,991
Fidelity Sustainable Intermediate Municipal Income Fund	123,006
Class I	19,937
Class Z	20,416
Total	$220,316

A   For the period April 13, 2022 (commencement of operations) through January 31, 2023.

8. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Dollars
	Year ended January 31, 2023 A	Year ended January 31, 2023 A
Fidelity Sustainable Intermediate Municipal Income Fund
Class A
Shares sold	152,415	$1,510,973
Reinvestment of distributions	2,073	20,582
Shares redeemed	(328)	(3,253)
Net increase (decrease)	154,160	$1,528,302
Class M
Shares sold	108,784	$1,085,981
Reinvestment of distributions	1,853	18,384
Net increase (decrease)	110,637	$1,104,365
Class C
Shares sold	104,646	$1,046,011
Reinvestment of distributions	1,821	17,991
Shares redeemed	(836)	(8,058)
Net increase (decrease)	105,631	$1,055,944
Fidelity Sustainable Intermediate Municipal Income Fund
Shares sold	731,710	$7,308,238
Reinvestment of distributions	10,931	108,350
Shares redeemed	(22,221)	(213,843)
Net increase (decrease)	720,420	$7,202,745
Class I
Shares sold	100,000	$1,000,000
Reinvestment of distributions	2,010	19,937
Net increase (decrease)	102,010	$1,019,937
Class Z
Shares sold	100,000	$1,000,000
Reinvestment of distributions	2,059	20,416
Net increase (decrease)	102,059	$1,020,416

A   For the period April 13, 2022 (commencement of operations) through January 31, 2023.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Sustainable Intermediate Municipal Income Fund	79%

10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Sustainable Intermediate Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Sustainable Intermediate Municipal Income Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of January 31, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period April 13, 2022 (commencement of operations) through January 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, and the results of its operations, changes in its net assets, and the financial highlights for the period April 13, 2022 (commencement of operations) through January 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
March 16, 2023

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 291 funds. Mr. Chiel oversees 186 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's alternative investment, investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Zierhoffer also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2022 to January 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value August 1, 2022	Ending Account Value January 31, 2023	Expenses Paid During Period- C August 1, 2022 to January 31, 2023
Fidelity® Sustainable Intermediate Municipal Income Fund
Class A	.62%
Actual		$ 1,000	$ 1,011.40	$ 3.14
Hypothetical- B		$ 1,000	$ 1,022.08	$ 3.16
Class M	.62%
Actual		$ 1,000	$ 1,011.40	$ 3.14
Hypothetical- B		$ 1,000	$ 1,022.08	$ 3.16
Class C	1.37%
Actual		$ 1,000	$ 1,007.30	$ 6.93
Hypothetical- B		$ 1,000	$ 1,018.30	$ 6.97
Fidelity® Sustainable Intermediate Municipal Income Fund	.37%
Actual		$ 1,000	$ 1,012.70	$ 1.88
Hypothetical- B		$ 1,000	$ 1,023.34	$ 1.89
Class I	.37%
Actual		$ 1,000	$ 1,012.60	$ 1.88
Hypothetical- B		$ 1,000	$ 1,023.34	$ 1.89
Class Z	.31%
Actual		$ 1,000	$ 1,012.90	$ 1.57
Hypothetical- B		$ 1,000	$ 1,023.64	$ 1.58

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

During fiscal year ended 2023, 100% of the fund's income dividends was free from federal income tax, and 8.61% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9909543.100
SNT-ANN-0423
Fidelity® SAI Sustainable Municipal Income Fund

Annual Report
January 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ®   SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average annual total returns for Fidelity SAI Sustainable Municipal Income Fund will be reported once the fund is a year old.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity SAI Sustainable Municipal Income Fund, on April 13, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

10,400
10,200
10,000
9,800
9,600
$9,400
2022
'23
Period Ending Values
$10,356 Fidelity SAI Sustainable Municipal Income Fund
$10,168 Bloomberg Municipal Bond Index

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds declined for the 12 months ending January 31, 2023, with a late-period rally partially offsetting a steep fall earlier on. The Bloomberg Municipal Bond Index returned -3.25% for the period. By early 2022, the Federal Reserve had begun its pivot from monetary easing to monetary tightening, tapering the large-scale asset purchases it restarted in 2020 amid the COVID-19 pandemic. In March, the Fed, faced with persistent inflationary pressure, began implementing an aggressive series of rate hikes, eventually raising its benchmark interest rate seven times, by a total of 4.25 percentage points, through mid-December. This helped push municipal bond yields to their highest level in more than a decade. Muni bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for lower-quality munis as recession risk increased. In November, December and January, the tax-exempt market reversed course and rallied strongly (+7.99%) - including a gain of 2.87% in January - amid market expectations for the Fed to pause monetary policy tightening in 2023. Muni yields declined and prices rebounded. Favorable supply and demand was helpful; issuance remained subdued, while net inflows into munis turned positive. Muni tax-backed credit fundamentals were solid throughout the period and, for the most part, the risk of credit-rating downgrades appeared low. Shorter-duration (lower sensitivity to changes in interest rates) and higher-credit-quality munis led the way for the year.
Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:
From its inception on April 13, 2022, through January 31, 2023, the fund returned 3.56%, net of fees, notably outpacing the 1.67% result of the supplemental index, the Bloomberg 3+ Year Municipal Bond Index, as well as the 1.68% result of the benchmark, the broad-based Bloomberg Municipal Bond Index. During the period, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the supplemental index, the fund's duration (interest rate) positioning was by far the biggest contributor to relative performance. The fund had less sensitivity to interest rates, as measured by its shorter duration, during periods when interest rates rose and therefore was hurt less. To a much lesser extent, pricing-related factors contributed as well. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management & Research's fair-value processes. Securities within the index, however, are priced by the index provider. In contrast, the fund's overweight to lower-rated bonds in the health care and education sectors detracted from relative performance, as these securities lagged the index as credit spreads widened. Application of FMR's environmental, social and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions and countries, and may affect the fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary January 31, 2023 (Unaudited)
Top Five States (% of Fund's net assets)

Massachusetts	13.7
New York	12.9
Illinois	12.6
California	6.3
Florida	6.0

Revenue Sources (% of Fund's net assets)
Health Care	25.8%
General Obligations	24.2%
Education	13.8%
Water & Sewer	12.4%
Special Tax	9.4%
Others* (Individually Less Than 5%)	14.4%
100.0%

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments January 31, 2023
Showing Percentage of Net Assets
Municipal Bonds - 90.4%
	Principal Amount (a)	Value ($)
Alabama - 1.9%
Black Belt Energy Gas District Bonds Series 2022 F, 5.5%, tender 12/1/28 (b)	100,000	107,404
Southeast Energy Auth. Rev. Bonds Bonds Series 2022 A1, 5.5%, tender 12/1/29 (b)	100,000	108,863
TOTAL ALABAMA		216,267
Arizona - 3.5%
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2021 A, 5% 7/1/45	195,000	219,653
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007 1, 5% 12/1/32	170,000	185,442
TOTAL ARIZONA		405,095
California - 6.3%
California Edl. Facilities Auth. Rev. Series T1, 5% 3/15/39	30,000	36,937
California Infrastructure and Econ. Dev. Bank Rev. Series 2017, 5% 5/15/47	25,000	26,812
California Muni. Fin. Auth. Rev.:
(Pomona College Proj.) Series 2017, 5% 1/1/33 (Pre-Refunded to 1/1/28 @ 100)	25,000	28,426
Series 2018:
5% 10/1/25	15,000	15,569
5% 10/1/35	5,000	5,237
California Statewide Cmntys. Dev. Auth. Rev. Series 2016, 5% 10/1/33	20,000	21,132
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev.:
Series 2017 A, 5% 7/1/32	10,000	11,111
Series 2020 A, 5% 7/1/40	400,000	453,758
Series 2020 B, 4% 7/1/29	55,000	61,533
San Diego Unified School District:
(Convention Ctr. Proj.) Series 2012, 0% 7/1/45	10,000	3,996
Series 2010 C, 0% 7/1/44	100,000	41,979
Univ. of California Revs. Series 2020 BE, 5% 5/15/42	10,000	11,255
TOTAL CALIFORNIA		717,745
Colorado - 1.5%
Colorado Ctfs. of Prtn. Series 2020 A, 4% 12/15/38	10,000	10,242
Colorado Health Facilities Auth. Rev. Bonds:
Series 2019 A1, 5% 8/1/36	15,000	16,038
Series 2019 A2:
5% 8/1/33	125,000	137,296
5% 8/1/39	10,000	10,533
TOTAL COLORADO		174,109
Connecticut - 3.0%
Connecticut Gen. Oblig.:
Series 2019 A, 5% 4/15/33	30,000	34,121
Series 2021 B, 4% 6/1/34	10,000	10,951
Series 2021 D, 5% 7/15/28	75,000	85,462
Connecticut Hsg. Fin. Auth. Series 2021 D1, 5% 11/15/28	25,000	28,077
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2021 A, 4% 5/1/36	130,000	137,327
Series A, 5% 5/1/29	15,000	17,444
South Central Reg'l. Wtr. Auth. Wtr. Sys. Rev. Series 32 B, 5% 8/1/32	25,000	27,119
TOTAL CONNECTICUT		340,501
District Of Columbia - 0.1%
District of Columbia Univ. Rev. Series 2017, 5% 4/1/33	10,000	10,799
Florida - 6.0%
Broward County School Board Ctfs. of Prtn.:
Series 2015 A, 5% 7/1/26	30,000	31,895
Series 2020 A, 5% 7/1/33	30,000	35,134
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A, 5% 8/15/34	195,000	210,229
JEA Wtr. & Swr. Sys. Rev. Series 2017 A, 5% 10/1/29	25,000	27,941
Lakeland Hosp. Sys. Rev. Series 2016, 5% 11/15/29	15,000	16,057
Miami-Dade County Wtr. & Swr. Rev. Series 2017 B, 5% 10/1/27	55,000	61,695
Palm Beach County Health Facilities Auth. Hosp. Rev. (Jupiter Med. Ctr. Proj.) Series 2022, 5% 11/1/35	150,000	161,620
Palm Beach County School Board Ctfs. of Prtn. Series 2021 A, 5% 8/1/38	130,000	146,914
TOTAL FLORIDA		691,485
Georgia - 3.2%
Fulton County Dev. Auth. Rev.:
Series 2019 A, 3% 7/1/44	175,000	142,082
Series 2019, 5% 6/15/44	15,000	16,499
Main Street Natural Gas, Inc. Bonds Series 2021 A, 4%, tender 9/1/27 (b)	100,000	101,922
Private Colleges & Univs. Auth. Rev. Series 2019 A, 5% 9/1/39	100,000	111,809
TOTAL GEORGIA		372,312
Illinois - 7.4%
Illinois Fin. Auth. Series 2022 A, 5% 10/1/35	150,000	152,802
Illinois Fin. Auth. Academic Facilities (Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A:
5% 10/1/32	15,000	16,797
5% 10/1/38	300,000	320,887
Illinois Fin. Auth. Health Svcs. Facility Lease Rev. (Provident Group - UIC Surgery Ctr. LLC - Univ. of Illinois Health Svcs. Facility Proj.) Series 2020, 4% 10/1/55	100,000	83,840
Illinois Fin. Auth. Rev.:
(Presence Health Proj.) Series 2016 C, 5% 2/15/36	30,000	31,671
Series 2015 A, 5% 10/1/35	5,000	5,294
Series 2016 A, 5% 7/1/31 (Pre-Refunded to 7/1/26 @ 100)	50,000	54,502
Illinois Gen. Oblig.:
Series 2017 C, 5% 11/1/29	125,000	133,499
Series 2021 A, 5% 3/1/46	50,000	51,403
TOTAL ILLINOIS		850,695
Indiana - 0.4%
Indiana Hsg. & Cmnty. Dev. Auth.:
Series 2021 B, Series 2021 B, 5% 1/1/28	15,000	16,662
Series A, 5% 7/1/28	25,000	28,301
TOTAL INDIANA		44,963
Kentucky - 0.4%
Kentucky Bond Dev. Corp. Edl. Facilities Series 2021, 4% 6/1/35	20,000	20,400
Kentucky State Property & Buildings Commission Rev. Series A, 5% 11/1/33	20,000	22,444
TOTAL KENTUCKY		42,844
Maine - 2.8%
Maine Health & Higher Edl. Facilities Auth. Rev.:
Series 2017 B:
5% 7/1/28	30,000	32,741
5% 7/1/29	10,000	10,886
Series 2018 A, 5% 7/1/30	250,000	274,006
TOTAL MAINE		317,633
Maryland - 0.7%
Baltimore Proj. Rev. (Wastewtr. Projs.) Series 2017 B, 5% 7/1/32	25,000	27,402
Maryland Dept. of Trans.:
Series 2016, 4% 9/1/27	10,000	10,786
Series 2020, 5% 10/1/33	10,000	11,914
Series 2021 A, 2% 10/1/34	10,000	8,675
Montgomery County Gen. Oblig. Ctfs. of Prtn. Series 2020 A, 5% 10/1/27	15,000	16,932
TOTAL MARYLAND		75,709
Massachusetts - 13.7%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2021 A1, 5% 7/1/35	45,000	52,956
Massachusetts Commonwealth Trans. Fund Rev. (Rail Enhancement & Accelerated Bridge Programs) Series 2019 A, 5% 6/1/49	215,000	233,628
Massachusetts Dev. Fin. Agcy. Rev.:
(Partners Healthcare Sys., Inc. Proj.) Series 2017 S, 5% 7/1/32	15,000	16,576
Bonds Series A1, 5%, tender 1/31/30 (b)	20,000	22,888
Series 2015 O1, 4% 7/1/45	50,000	49,351
Series 2018 L, 5% 10/1/33	35,000	37,703
Series 2020 A:
5% 10/15/29	30,000	35,487
5% 10/15/30	25,000	30,185
Series 2021 G, 4% 7/1/46	75,000	68,104
Massachusetts Gen. Oblig.:
Series 2017 A, 5% 4/1/36	15,000	16,332
Series 2017 D, 5% 7/1/27	25,000	28,052
Series 2020 D, 5% 7/1/48	10,000	10,980
Series D, 5% 7/1/45	340,000	376,109
Series E, 5% 11/1/45	375,000	416,387
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series A:
5% 8/15/34	5,000	5,847
5% 8/15/45	100,000	110,916
Univ. of Massachusetts Bldg. Auth. Rev. Series 2021 1, 5% 11/1/32	50,000	59,320
TOTAL MASSACHUSETTS		1,570,821
Michigan - 5.6%
Grand Rapids San. Swr. Sys. Rev.:
Series 2018, 5% 1/1/35	15,000	16,535
Series 2018, 5% 1/1/29	30,000	33,848
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev. Series 2020 B, 5% 7/1/45	430,000	465,686
Michigan Fin. Auth. Rev.:
Series 2016:
5% 11/15/26	20,000	21,676
5% 11/15/30	30,000	32,284
5% 11/15/34	15,000	15,948
Series 2022, 5% 12/1/32	25,000	27,331
Michigan Hosp. Fin. Auth. Rev. Series 2010 F4, 5% 11/15/47	10,000	10,449
Univ. of Michigan Rev. Series 2020 A, 5% 4/1/39	15,000	17,026
TOTAL MICHIGAN		640,783
Minnesota - 0.2%
Minnesota Gen. Oblig. Series 2019 A, 5% 8/1/30	10,000	11,712
Minnesota Hsg. Fin. Agcy. Series B, 4% 8/1/36	15,000	15,664
TOTAL MINNESOTA		27,376
Nebraska - 1.7%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (b)	50,000	50,637
Douglas County Hosp. Auth. #2 Health Facilities Rev. Series 2020 A, 5% 11/15/30	125,000	144,370
TOTAL NEBRASKA		195,007
New Jersey - 4.0%
New Jersey Trans. Trust Fund Auth.:
Series 2018 A, 5% 12/15/32	100,000	111,137
Series 2021 A, 5% 6/15/33	95,000	108,757
Series 2022 A, 4% 6/15/39	50,000	50,122
Series 2022 BB, 5% 6/15/31	130,000	151,076
Series A, 0% 12/15/31	50,000	36,810
TOTAL NEW JERSEY		457,902
New York - 12.9%
Dorm. Auth. New York Univ. Rev. Series 2018 A, 5% 7/1/36	10,000	11,092
Dutchess County Local Dev. Corp. Rev. (Vassar College Proj.) Series 2020, 5% 7/1/45	60,000	65,020
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2020 A:
5% 9/1/35	10,000	11,492
5% 9/1/38	170,000	190,736
New York Dorm. Auth. Rev.:
Series 2015 A, 3.75% 7/1/46	10,000	8,970
Series 2022 A, 5% 7/1/34	200,000	222,458
New York Metropolitan Trans. Auth. Rev.:
Series 2017 C1:
5% 11/15/27	20,000	21,533
5% 11/15/29	50,000	53,079
5% 11/15/31	135,000	142,982
Series 2019 C, 5% 11/15/39	70,000	73,274
New York State Dorm. Auth.:
Series 2017 A, 5% 2/15/31	15,000	16,574
Series 2021 E, 3% 3/15/50	100,000	78,859
New York State Urban Dev. Corp. Series 2020 E, 4% 3/15/35	30,000	31,261
New York State Urban Eev Corp. Series 2019 A, 5% 3/15/37	85,000	95,510
New York Thruway Auth. Personal Income Tax Rev. Series 2021 A1, 5% 3/15/34	210,000	248,504
Saratoga County Cap. Resources Rev. (Skidmore College Proj.) Series 2020 A, 5% 7/1/45	90,000	98,140
Suffolk County Gen. Oblig. Series 2017 D, 4% 2/1/28 (Build America Mutual Assurance Insured)	100,000	108,034
TOTAL NEW YORK		1,477,518
North Carolina - 1.3%
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Bonds Series 2021 C, 5%, tender 12/1/28 (b)	25,000	28,344
Univ. of North Carolina at Chapel Hill Rev. Series 2021 B, 5% 12/1/38	100,000	117,476
TOTAL NORTH CAROLINA		145,820
Ohio - 0.7%
Allen County Hosp. Facilities Rev. (Mercy Health) Series 2017 A, 5% 8/1/29	10,000	11,168
Ohio Gen. Oblig. Series 2019 A, 5% 5/1/30	20,000	22,248
Ohio Higher Edl. Facility Commission Rev. (Univ. of Dayton Proj.) Series 2018 B, 5% 12/1/29	25,000	27,606
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg.-Backed Securities Prog.) Series 2022 A, 5% 3/1/30	15,000	17,199
TOTAL OHIO		78,221
Oklahoma - 0.1%
Oklahoma State Univ. Agricultural And Mechanical College Series 2020 A, 5% 9/1/32	15,000	17,666
Oregon - 2.8%
Medford Hosp. Facilities Auth. Rev. (Asante Projs.) Series 2020 A, 5% 8/15/38	15,000	16,369
Oregon Facilities Auth. Rev. Series 2022 B, 5% 6/1/30	30,000	34,279
Salem Hosp. Facility Auth. Rev. (Salem Health Projs.) Series 2019 A, 3% 5/15/49	350,000	268,199
TOTAL OREGON		318,847
Pennsylvania - 0.8%
Dubois Hosp. Auth. Hosp. Rev. (Penn Highlands Healthcare Proj.) Series 2018:
5% 7/15/27	45,000	48,551
5% 7/15/28	30,000	32,619
Montgomery County Higher Ed. & Health Auth. Rev. Series 2019, 5% 9/1/31	10,000	11,138
TOTAL PENNSYLVANIA		92,308
Tennessee - 0.2%
Knox County Health Edl. & Hsg. Facilities Board Rev. Series 2017, 5% 4/1/27	25,000	26,738
Texas - 1.3%
Alvin Independent School District Series 2016 A, 5% 2/15/28	20,000	21,555
Cypress-Fairbanks Independent School District Series 2016, 5% 2/15/25	15,000	15,804
San Antonio Wtr. Sys. Rev.:
Series 2018 A, 5% 5/15/33	15,000	16,891
Series 2020 A, 5% 5/15/27	10,000	11,121
Univ. of Houston Univ. Revs. Series 2021 A, 2% 2/15/33	35,000	31,360
Wichita Falls Independent School District Series 2021, 4% 2/1/28	50,000	53,787
TOTAL TEXAS		150,518
Virginia - 2.3%
Virginia College Bldg. Auth. Edl. Facilities Rev. (21st Century College and Equip. Progs.) Series 2017 E, 5% 2/1/31	10,000	11,342
Virginia Commonwealth Trans. Board Rev.:
(Virginia Gen. Oblig. Proj.) Series 2017 A, 5% 5/15/29	60,000	67,575
(Virginia Gen. Oblig.) Series 2017 A, 5% 5/15/27	20,000	22,355
Virginia Commonwealth Univ. Health Sys. Auth. Series 2017 A, 5% 7/1/28	5,000	5,538
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Series 2019 A, 4% 8/1/36	150,000	158,901
TOTAL VIRGINIA		265,711
Washington - 5.5%
Energy Northwest Elec. Rev. Series 2020 A, 5% 7/1/34	100,000	117,257
Washington Gen. Oblig.:
Series 2018 A, 5% 8/1/27	50,000	56,104
Series 2018 C, 5% 8/1/30	30,000	33,580
Series 2020 A, 5% 8/1/27	60,000	67,324
Series 2020 C, 5% 2/1/37	10,000	11,333
Series 2021 A, 5% 8/1/43	85,000	94,567
Series 2022 A, 5% 8/1/42	40,000	45,116
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B, 5% 7/1/27	25,000	27,171
(Providence Health Systems Proj.) Series 2018 B, 5% 10/1/33	40,000	44,039
Series 2017 A, 4% 7/1/37	130,000	131,620
TOTAL WASHINGTON		628,111
Wisconsin - 0.1%
Wisconsin St Gen. Fund Annual Appropriation Series 2019 A, 5% 5/1/26 (Escrowed to Maturity)	15,000	16,310
TOTAL MUNICIPAL BONDS (Cost $10,216,587)		10,369,814

Municipal Notes - 7.0%
	Principal Amount (a)	Value ($)
Illinois - 5.2%
Illinois Fin. Auth. Rev.:
(The Univ. of Chicago Med. Ctr. Proj.):
Series 2009 D2, 1.3% 2/1/23, LOC PNC Bank NA, VRDN (b)	400,000	400,000
Series 2010 A, 1.31% 2/1/23, LOC Bank of America NA, VRDN (b)	100,000	100,000
Series 2011 A, 1.31% 2/1/23, LOC Bank of America NA, VRDN (b)	100,000	100,000
TOTAL ILLINOIS		600,000
Texas - 1.8%
Harris County Health Facilities Dev. Corp. Rev. (Methodist Hosp. Proj.) Series A1, 1.25% 2/1/23, VRDN (b)	200,000	200,000
TOTAL MUNICIPAL NOTES (Cost $800,000)		800,000

Money Market Funds - 2.0%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 1.40% (c)(d) (Cost $232,000)	231,954	232,000

TOTAL INVESTMENT IN SECURITIES - 99.4% (Cost $11,248,587)	11,401,814
NET OTHER ASSETS (LIABILITIES) - 0.6%	64,265
NET ASSETS - 100.0%	11,466,079

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 1.40%	-	2,132,000	1,900,000	3,422	-	-	232,000	0.0%
Total	-	2,132,000	1,900,000	3,422	-	-	232,000

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	11,169,814	-	11,169,814	-

Money Market Funds	232,000	232,000	-	-
Total Investments in Securities:	11,401,814	232,000	11,169,814	-
Financial Statements
Statement of Assets and Liabilities
		January 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $11,016,587)	$11,169,814
Fidelity Central Funds (cost $232,000)	232,000

Total Investment in Securities (cost $11,248,587)		$11,401,814
Interest receivable		109,600
Distributions receivable from Fidelity Central Funds		120
Prepaid expenses		4,729
Receivable from investment adviser for expense reductions		7,412
Other receivables		26
Total assets		11,523,701
Liabilities
Payable to custodian bank	$8,363
Distributions payable	2,006
Accrued management fee	3,216
Audit fee payable	43,964
Other payables and accrued expenses	73
Total Liabilities		57,622
Net Assets		$11,466,079
Net Assets consist of:
Paid in capital		$11,312,447
Total accumulated earnings (loss)		153,632
Net Assets		$11,466,079
Net Asset Value , offering price and redemption price per share ($11,466,079 ÷ 1,132,306 shares)		$10.13

Statement of Operations
		For the period April 13, 2022 (commencement of operations) through January 31, 2023
Investment Income
Interest		$248,848
Income from Fidelity Central Funds		3,420
Total Income		252,268
Expenses
Management fee	$28,164
Custodian fees and expenses	523
Independent trustees' fees and expenses	25
Registration fees	26,448
Audit	50,699
Legal	4
Miscellaneous	33
Total expenses before reductions	105,896
Expense reductions	(77,169)
Total expenses after reductions		28,727
Net Investment income (loss)		223,541
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	137
Capital gain distributions from Fidelity Central Funds	2
Total net realized gain (loss)		139
Change in net unrealized appreciation (depreciation) on investment securities		153,227
Net gain (loss)		153,366
Net increase (decrease) in net assets resulting from operations		$376,907
Statement of Changes in Net Assets

For the period April 13, 2022 (commencement of operations) through January 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$223,541
Net realized gain (loss)	139
Change in net unrealized appreciation (depreciation)	153,227
Net increase (decrease) in net assets resulting from operations	376,907
Distributions to shareholders	(223,275)
Share transactions
Proceeds from sales of shares	11,106,399
Reinvestment of distributions	219,718
Cost of shares redeemed	(13,670)
Net increase (decrease) in net assets resulting from share transactions	11,312,447
Total increase (decrease) in net assets	11,466,079

Net Assets
Beginning of period	-
End of period	$11,466,079

Other Information
Shares
Sold	1,111,389
Issued in reinvestment of distributions	22,288
Redeemed	(1,371)
Net increase (decrease)	1,132,306

Financial Highlights
Fidelity SAI Sustainable Municipal Income Fund

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.218
Net realized and unrealized gain (loss)	.130
Total from investment operations	.348
Distributions from net investment income	(.218)
Total distributions	(.218)
Net asset value, end of period	$10.13
Total Return D,E	3.56%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.18% H,I
Expenses net of fee waivers, if any	.36% I
Expenses net of all reductions	.35% I
Net investment income (loss)	2.74% I
Supplemental Data
Net assets, end of period (000 omitted)	$11,466
Portfolio turnover rate J	-% I

A For the period April 13, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Audit fees are not annualized.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended January 31, 2023

1. Organization.
Fidelity SAI Sustainable Municipal Income Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A

Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   market discount.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$193,745
Gross unrealized depreciation	(39,785)
Net unrealized appreciation (depreciation)	$153,960
Tax Cost	$11,247,854

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$2
Net unrealized appreciation (depreciation) on securities and other investments	$153,960

The tax character of distributions paid was as follows:

January 31, 2023 A
Tax-exempt Income	$223,275
Total	$223,275
A For the period April 13, 2022 (commencement of operations) through January 31, 2023.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Sustainable Municipal Income Fund	10,314,228	21,988
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .35% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.   Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

6. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded   .36% of average net assets.   This reimbursement will remain in place through May 31, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $76,545.

Through arrangements with the Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $324 and $157, respectively.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $143.
7. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity SAI Sustainable Municipal Income Fund	90%

8. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Sustainable Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Sustainable Municipal Income Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of January 31, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period April 13, 2022 (commencement of operations) through January 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, and the results of its operations, changes in its net assets, and the financial highlights for the period April 13, 2022 (commencement of operations) through January 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
March 16, 2023

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 291 funds. Mr. Chiel oversees 186 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's alternative investment, investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Zierhoffer also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2022 to January 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value August 1, 2022	Ending Account Value January 31, 2023	Expenses Paid During Period- C August 1, 2022 to January 31, 2023

Fidelity® SAI Sustainable Municipal Income Fund	.36%
Actual		$ 1,000	$ 1,011.00	$ 1.82
Hypothetical- B		$ 1,000	$ 1,023.39	$ 1.84

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund is available on Fidelity.com or Institutional.Fidelity.com .

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2023, $2 or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2023, 100% of the fund's income dividends was free from federal income tax, and 0.64% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9904935.100
MNI-ANN-0423
Fidelity® Series Large Cap Value Index Fund

Annual Report
January 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
A fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the "LSE Group"). The LSE Group does not accept any liability whatsoever to any person arising out of the use of a fund or the underlying data.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended January 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Series Large Cap Value Index Fund	-0.40%	6.99%	8.92%

A     From November 07, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Large Cap Value Index Fund, on November 07, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

23,000
20,000
17,500
15,000
12,500
$10,000
2014
2015
2016
2017
2018
2019
2020
2021
2022
'23
Period Ending Values
$22,011 Fidelity® Series Large Cap Value Index Fund
$22,354 Russell 1000® Value Index

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -8.22% for the 12 months ending January 31, 2023, according to the S&P 500 ® index. The new year began with an encouraging upturn in January (+6.28%), but the backdrop remains clouded by the multitude of risk factors that challenged the global economy in 2022, when the index logged its lowest calendar-year return since 2008 and first annual retreat since 2018. High inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March 2022, the Fed has hiked its benchmark rate seven times, by 4.25 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive portfolio. The latest bump came in mid-December, along with a signal that the central bank plans to lift rates through the spring, though likely in smaller increments, to combat high inflation. Against this backdrop, stocks struggled to gain traction until a strong rally ignited heading into the summer. But in September, the S&P 500 ® returned -9.21%, one of its worst monthly results ever, before advancing 7.56% in Q4 as risky assets regained favor. For the full 12 months, value stocks handily outpaced growth. This headwind was most pronounced in the growth-oriented communication services (-27%), consumer discretionary (-20%) and information technology (-16%) sectors. In contrast, energy (+43%) led by a wide margin, followed by health care (+3%).
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending January 31, 2023, the fund returned -0.40%, roughly in line with the -0.43% result of the benchmark Russell 1000 ® Value Index. By sector, stocks in the information technology sector returned -15% and detracted most. Communication services (-14%), especially in the media & entertainment industry (-20%), and financials (-4%) also hurt. Other notable detractors included the real estate (-12%), consumer discretionary (-5%), and consumer staples (0%) sectors. In contrast, energy advanced 43% and contributed most. Health care stocks also helped, gaining about 4%. The materials sector rose roughly 8%. Other notable contributors included the industrials (+3%) and utilities (+3%) sectors. Turning to individual stocks, the biggest individual detractor was Intel (-40%), from the semiconductors & semiconductor equipment industry. Bank of America, within the banks category, returned roughly -21% and hindered the fund. In media & entertainment, Disney (-24%) and Alphabet (-26%) hurt. Another detractor was Salesforce (-28%), a stock in the software & services segment. In contrast, the biggest individual contributor was Exxon Mobil (+59%), from the energy sector. In energy, Chevron (+37%) and ConocoPhillips (+44%) helped. Merck, within the pharmaceuticals, biotechnology & life sciences group, advanced approximately 35% and lifted the fund. Another contributor was Netflix (+85%), a stock in the media & entertainment industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary January 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Berkshire Hathaway, Inc. Class B	2.9
Exxon Mobil Corp.	2.5
Johnson & Johnson	2.2
JPMorgan Chase & Co.	2.1
Chevron Corp.	1.7
Meta Platforms, Inc. Class A	1.4
Pfizer, Inc.	1.3
Bank of America Corp.	1.3
Walmart, Inc.	1.1
Cisco Systems, Inc.	1.0
17.5

Market Sectors (% of Fund's net assets)

Financials	20.4
Health Care	16.3
Industrials	10.3
Information Technology	8.6
Energy	8.2
Communication Services	7.9
Consumer Staples	6.9
Consumer Discretionary	6.3
Utilities	5.4
Real Estate	4.7
Materials	4.5

Asset Allocation (% of Fund's net assets)

Foreign investments - 4.3%
Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments January 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.5%
	Shares	Value ($)
COMMUNICATION SERVICES - 7.9%
Diversified Telecommunication Services - 1.7%
AT&T, Inc.	2,090,453	42,582,528
Frontier Communications Parent, Inc. (a)(b)	71,418	2,114,687
Lumen Technologies, Inc. (b)	299,618	1,572,995
Verizon Communications, Inc.	1,227,180	51,013,873
		97,284,083
Entertainment - 2.1%
Activision Blizzard, Inc.	226,737	17,361,252
AMC Entertainment Holdings, Inc. Class A (a)(b)	150,708	806,288
Electronic Arts, Inc.	75,831	9,757,933
Liberty Media Corp. Liberty Formula One:
Class A (a)	5,478	348,839
Series C (a)	51,938	3,677,210
Live Nation Entertainment, Inc. (a)	22,740	1,830,343
Madison Square Garden Sports Corp.	2,753	500,606
Netflix, Inc. (a)	70,170	24,830,356
Playtika Holding Corp. (a)	2,068	21,693
Roku, Inc. Class A (a)	25,460	1,463,950
Take-Two Interactive Software, Inc. (a)	8,193	927,693
The Walt Disney Co. (a)	496,353	53,849,337
Warner Bros Discovery, Inc. (a)	183,048	2,712,771
		118,088,271
Interactive Media & Services - 2.2%
Alphabet, Inc.:
Class A (a)	228,298	22,564,974
Class C (a)	202,502	20,223,875
IAC, Inc. (a)	22,407	1,265,996
Match Group, Inc. (a)	5,127	277,473
Meta Platforms, Inc. Class A (a)	516,583	76,955,370
Pinterest, Inc. Class A (a)	134,008	3,523,070
TripAdvisor, Inc. (a)(b)	27,366	637,628
		125,448,386
Media - 1.4%
Altice U.S.A., Inc. Class A (a)	61,004	298,920
Cable One, Inc. (b)	649	512,632
Comcast Corp. Class A	1,252,541	49,287,488
DISH Network Corp. Class A (a)	73,069	1,051,463
Fox Corp.:
Class A	86,727	2,943,514
Class B	41,472	1,314,662
Interpublic Group of Companies, Inc.	113,173	4,126,288
Liberty Broadband Corp.:
Class A (a)	2,735	245,111
Class C (a)(b)	18,587	1,668,741
Liberty Media Corp. Liberty SiriusXM:
Series A (a)(b)	15,926	646,914
Series C (a)	32,464	1,308,299
News Corp.:
Class A	110,682	2,242,417
Class B	34,605	707,326
Nexstar Broadcasting Group, Inc. Class A (b)	9,608	1,967,430
Omnicom Group, Inc.	59,346	5,103,163
Paramount Global:
Class A (b)	3,437	91,596
Class B (b)	167,324	3,875,224
Sirius XM Holdings, Inc. (b)	204,657	1,184,964
The New York Times Co. Class A	47,359	1,649,988
		80,226,140
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc. (a)	173,938	25,970,683
TOTAL COMMUNICATION SERVICES		447,017,563
CONSUMER DISCRETIONARY - 6.3%
Auto Components - 0.3%
Aptiv PLC (a)	59,069	6,680,113
BorgWarner, Inc.	68,067	3,218,208
Gentex Corp. (b)	68,521	2,022,055
Lear Corp.	17,159	2,501,439
QuantumScape Corp. Class A (a)(b)	75,159	639,603
		15,061,418
Automobiles - 0.7%
Ford Motor Co.	1,150,540	15,543,795
General Motors Co.	413,603	16,262,870
Harley-Davidson, Inc. (b)	39,229	1,805,711
Lucid Group, Inc. Class A (a)(b)	9,497	111,020
Rivian Automotive, Inc. (a)	151,555	2,940,167
Thor Industries, Inc. (b)	15,054	1,435,098
		38,098,661
Distributors - 0.2%
Genuine Parts Co.	37,216	6,245,589
LKQ Corp.	72,906	4,298,538
		10,544,127
Diversified Consumer Services - 0.1%
ADT, Inc.	60,934	535,610
Bright Horizons Family Solutions, Inc. (a)(b)	12,039	924,354
Grand Canyon Education, Inc. (a)	8,938	1,041,813
H&R Block, Inc.	7,897	307,825
Mister Car Wash, Inc. (a)(b)	6,381	65,533
Service Corp. International	43,619	3,234,349
		6,109,484
Hotels, Restaurants & Leisure - 2.0%
ARAMARK Holdings Corp.	67,610	3,010,673
Boyd Gaming Corp.	22,266	1,387,394
Caesars Entertainment, Inc. (a)	18,785	977,947
Carnival Corp. (a)(b)	284,509	3,078,387
Darden Restaurants, Inc.	9,641	1,426,579
Domino's Pizza, Inc.	2,767	976,751
Hilton Worldwide Holdings, Inc.	21,526	3,123,207
Hyatt Hotels Corp. Class A (a)	13,805	1,506,402
Las Vegas Sands Corp. (a)	60,492	3,569,028
Marriott Vacations Worldwide Corp. (b)	10,904	1,745,076
McDonald's Corp.	163,342	43,677,651
MGM Resorts International	93,551	3,873,947
Norwegian Cruise Line Holdings Ltd. (a)(b)	112,928	1,717,635
Penn Entertainment, Inc. (a)	45,046	1,596,881
Planet Fitness, Inc. (a)	6,400	541,760
Royal Caribbean Cruises Ltd. (a)(b)	64,243	4,171,940
Six Flags Entertainment Corp. (a)	10,834	290,893
Starbucks Corp.	214,275	23,385,974
Travel+Leisure Co. (b)	6,570	278,371
Vail Resorts, Inc.	627	164,487
Wyndham Hotels & Resorts, Inc.	7,746	600,392
Wynn Resorts Ltd. (a)	26,566	2,753,300
Yum! Brands, Inc.	72,804	9,501,650
		113,356,325
Household Durables - 0.5%
D.R. Horton, Inc.	43,809	4,323,510
Garmin Ltd.	44,965	4,446,139
Leggett & Platt, Inc. (b)	38,798	1,418,455
Lennar Corp.:
Class A	72,949	7,469,978
Class B	4,556	393,456
Mohawk Industries, Inc. (a)	15,337	1,841,360
Newell Brands, Inc.	110,086	1,756,973
NVR, Inc. (a)	238	1,254,260
PulteGroup, Inc.	40,260	2,290,391
Tempur Sealy International, Inc.	49,002	1,996,832
Toll Brothers, Inc.	14,924	887,829
TopBuild Corp. (a)(b)	1,450	290,087
Whirlpool Corp.	15,552	2,419,736
		30,789,006
Internet & Direct Marketing Retail - 0.2%
Doordash, Inc. (a)(b)	8,381	485,428
eBay, Inc.	137,797	6,820,952
Lyft, Inc. (a)	18,607	302,364
Uber Technologies, Inc. (a)	75,069	2,321,884
Wayfair LLC Class A (a)(b)	8,393	507,777
		10,438,405
Leisure Products - 0.1%
Brunswick Corp. (b)	17,402	1,467,511
Hasbro, Inc.	38,316	2,267,158
Mattel, Inc. (a)	53,099	1,086,406
Peloton Interactive, Inc. Class A (a)(b)	89,867	1,161,980
Polaris, Inc. (b)	4,157	477,390
		6,460,445
Multiline Retail - 0.4%
Dollar Tree, Inc. (a)	42,768	6,422,898
Kohl's Corp.	33,847	1,095,627
Macy's, Inc. (b)	78,589	1,857,058
Nordstrom, Inc. (b)	4,767	93,147
Ollie's Bargain Outlet Holdings, Inc. (a)	17,268	945,596
Target Corp.	60,710	10,450,619
		20,864,945
Specialty Retail - 1.5%
Advance Auto Parts, Inc.	16,141	2,457,951
AutoNation, Inc. (a)(b)	9,831	1,245,784
AutoZone, Inc. (a)	508	1,238,936
Bath & Body Works, Inc.	66,725	3,070,017
Best Buy Co., Inc.	40,277	3,573,375
Burlington Stores, Inc. (a)	1,209	277,864
CarMax, Inc. (a)(b)	40,704	2,867,597
Dick's Sporting Goods, Inc.	15,503	2,027,172
GameStop Corp. Class A (b)	78,287	1,712,137
Gap, Inc. (b)	56,720	769,690
Leslie's, Inc. (a)(b)	5,124	79,371
Lithia Motors, Inc. Class A (sub. vtg.) (b)	7,907	2,081,122
Lowe's Companies, Inc.	24,840	5,172,930
O'Reilly Automotive, Inc. (a)	10,709	8,485,276
Penske Automotive Group, Inc. (b)	7,521	961,334
Petco Health & Wellness Co., Inc. (a)(b)	23,495	274,657
RH (a)	3,470	1,082,605
Ross Stores, Inc.	57,288	6,770,869
The Home Depot, Inc.	126,709	41,075,257
Victoria's Secret & Co. (a)	6,739	284,049
Williams-Sonoma, Inc. (b)	4,038	544,888
		86,052,881
Textiles, Apparel & Luxury Goods - 0.3%
Capri Holdings Ltd. (a)	36,620	2,434,864
Carter's, Inc. (b)	10,876	906,732
Columbia Sportswear Co.	10,502	1,007,142
Deckers Outdoor Corp. (a)	898	383,877
Hanesbrands, Inc. (b)	101,623	857,698
PVH Corp.	18,918	1,700,728
Ralph Lauren Corp. (b)	11,822	1,464,155
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	33,122	1,594,824
Tapestry, Inc.	61,082	2,783,507
Under Armour, Inc.:
Class A (sub. vtg.) (a)(b)	53,945	668,379
Class C (non-vtg.) (a)(b)	58,767	640,560
VF Corp.	101,959	3,154,611
		17,597,077
TOTAL CONSUMER DISCRETIONARY		355,372,774
CONSUMER STAPLES - 6.9%
Beverages - 0.9%
Boston Beer Co., Inc. Class A (a)	144	55,960
Brown-Forman Corp.:
Class A (b)	6,007	399,466
Class B (non-vtg.)	21,534	1,433,734
Constellation Brands, Inc. Class A (sub. vtg.)	44,207	10,234,805
Keurig Dr. Pepper, Inc.	250,183	8,826,456
Molson Coors Beverage Co. Class B	51,050	2,684,209
Monster Beverage Corp. (a)	8,010	833,681
PepsiCo, Inc.	62,563	10,699,524
The Coca-Cola Co.	285,004	17,476,445
		52,644,280
Food & Staples Retailing - 1.5%
Albertsons Companies, Inc.	49,080	1,040,496
BJ's Wholesale Club Holdings, Inc. (a)	14,418	1,044,872
Casey's General Stores, Inc.	10,809	2,549,951
Grocery Outlet Holding Corp. (a)	23,816	723,768
Kroger Co.	191,290	8,537,273
Performance Food Group Co. (a)	30,644	1,879,090
U.S. Foods Holding Corp. (a)(b)	58,850	2,243,951
Walgreens Boots Alliance, Inc.	209,304	7,714,945
Walmart, Inc.	415,013	59,707,920
		85,442,266
Food Products - 1.9%
Archer Daniels Midland Co.	159,562	13,219,712
Bunge Ltd.	40,345	3,998,190
Campbell Soup Co.	56,536	2,935,914
Conagra Brands, Inc.	137,294	5,105,964
Darling Ingredients, Inc. (a)	43,441	2,879,704
Flowers Foods, Inc.	54,652	1,513,314
Freshpet, Inc. (a)(b)	5,844	370,101
General Mills, Inc.	173,886	13,625,707
Hormel Foods Corp.	83,616	3,788,641
Ingredion, Inc.	19,113	1,964,816
Kellogg Co.	33,612	2,305,111
McCormick & Co., Inc. (non-vtg.)	73,118	5,492,624
Mondelez International, Inc.	398,068	26,049,570
Pilgrim's Pride Corp. (a)	6,548	158,985
Post Holdings, Inc. (a)	15,950	1,514,453
Seaboard Corp.	74	290,117
The Hershey Co.	5,662	1,271,685
The J.M. Smucker Co.	30,065	4,593,932
The Kraft Heinz Co.	203,898	8,263,986
Tyson Foods, Inc. Class A	83,095	5,463,496
		104,806,022
Household Products - 1.3%
Church & Dwight Co., Inc.	38,738	3,132,355
Colgate-Palmolive Co.	93,055	6,935,389
Kimberly-Clark Corp.	39,970	5,196,500
Procter & Gamble Co.	395,612	56,327,237
Reynolds Consumer Products, Inc. (b)	15,828	471,200
Spectrum Brands Holdings, Inc.	11,618	788,630
The Clorox Co. (b)	6,145	889,120
		73,740,431
Personal Products - 0.0%
Coty, Inc. Class A (a)	102,466	1,020,561
Tobacco - 1.3%
Altria Group, Inc.	523,434	23,575,467
Philip Morris International, Inc.	452,435	47,161,824
		70,737,291
TOTAL CONSUMER STAPLES		388,390,851
ENERGY - 8.2%
Energy Equipment & Services - 0.7%
Baker Hughes Co. Class A	274,726	8,719,803
Halliburton Co.	143,367	5,909,588
NOV, Inc.	114,139	2,789,557
Schlumberger Ltd.	412,359	23,496,216
		40,915,164
Oil, Gas & Consumable Fuels - 7.5%
Antero Midstream GP LP (b)	98,034	1,068,571
Antero Resources Corp. (a)(b)	28,862	832,380
APA Corp.	93,437	4,142,062
Cheniere Energy, Inc.	30,858	4,714,794
Chesapeake Energy Corp.	35,319	3,062,864
Chevron Corp.	564,692	98,267,702
ConocoPhillips Co.	363,928	44,351,905
Coterra Energy, Inc.	191,597	4,795,673
Devon Energy Corp.	96,962	6,131,877
Diamondback Energy, Inc.	21,972	3,210,549
DT Midstream, Inc.	28,258	1,544,582
EOG Resources, Inc.	45,927	6,073,846
EQT Corp.	107,482	3,511,437
Exxon Mobil Corp.	1,203,237	139,587,524
Hess Corp.	17,824	2,676,452
HF Sinclair Corp. (b)	39,340	2,238,446
Kinder Morgan, Inc.	579,776	10,609,901
Marathon Oil Corp.	184,646	5,072,226
Marathon Petroleum Corp.	136,584	17,553,776
Occidental Petroleum Corp.	40,311	2,611,750
ONEOK, Inc. (b)	115,014	7,876,159
Ovintiv, Inc. (b)	20,906	1,029,202
PDC Energy, Inc.	11,882	804,768
Phillips 66 Co.	137,921	13,829,339
Pioneer Natural Resources Co.	31,215	7,190,375
Range Resources Corp.	23,347	584,142
Southwestern Energy Co. (a)(b)	298,102	1,645,523
The Williams Companies, Inc.	355,339	11,456,129
Valero Energy Corp.	112,267	15,720,748
Vitesse Energy, Inc. (a)(b)	7,024	112,103
		422,306,805
TOTAL ENERGY		463,221,969
FINANCIALS - 20.4%
Banks - 7.4%
Bank of America Corp.	2,050,675	72,757,949
Bank of Hawaii Corp. (b)	11,529	881,853
Bank OZK (b)	32,607	1,489,162
BOK Financial Corp.	8,463	850,532
Citigroup, Inc.	565,183	29,513,856
Citizens Financial Group, Inc.	142,421	6,169,678
Comerica, Inc.	38,096	2,792,818
Commerce Bancshares, Inc.	33,153	2,206,664
Cullen/Frost Bankers, Inc.	17,009	2,215,933
East West Bancorp, Inc.	41,242	3,238,322
Fifth Third Bancorp	198,739	7,212,238
First Citizens Bancshares, Inc.	2,412	1,875,764
First Hawaiian, Inc. (b)	37,242	1,021,920
First Horizon National Corp.	154,336	3,816,729
First Republic Bank	53,037	7,471,853
FNB Corp., Pennsylvania	101,767	1,452,215
Huntington Bancshares, Inc.	418,603	6,350,208
JPMorgan Chase & Co.	851,643	119,195,954
KeyCorp	271,019	5,200,855
M&T Bank Corp.	50,149	7,823,244
PacWest Bancorp	33,883	937,204
Pinnacle Financial Partners, Inc.	21,854	1,720,565
PNC Financial Services Group, Inc.	117,530	19,442,988
Popular, Inc.	20,773	1,425,859
Prosperity Bancshares, Inc. (b)	25,535	1,937,085
Regions Financial Corp.	272,636	6,417,851
Signature Bank	17,147	2,211,106
SVB Financial Group (a)	6,197	1,874,221
Synovus Financial Corp. (b)	41,983	1,761,187
Truist Financial Corp.	388,095	19,168,012
U.S. Bancorp	391,767	19,509,997
Umpqua Holdings Corp.	63,000	1,146,600
Webster Financial Corp.	50,398	2,653,455
Wells Fargo & Co.	1,107,323	51,900,229
Western Alliance Bancorp.	11,962	901,576
Wintrust Financial Corp.	17,471	1,598,072
Zions Bancorp NA	42,933	2,282,318
		420,426,072
Capital Markets - 5.0%
Affiliated Managers Group, Inc.	10,902	1,883,211
Ameriprise Financial, Inc.	11,225	3,930,097
Bank of New York Mellon Corp.	214,295	10,836,898
BlackRock, Inc. Class A	43,811	33,261,749
Carlyle Group LP	60,377	2,171,761
Cboe Global Markets, Inc.	30,878	3,794,289
Charles Schwab Corp.	197,484	15,289,211
CME Group, Inc.	104,702	18,496,655
Coinbase Global, Inc. (a)(b)	46,569	2,723,355
Evercore, Inc. Class A	10,632	1,380,140
Franklin Resources, Inc. (b)	83,220	2,596,464
Goldman Sachs Group, Inc.	95,763	35,031,063
Interactive Brokers Group, Inc.	27,080	2,164,775
Intercontinental Exchange, Inc.	161,092	17,325,445
Invesco Ltd.	108,901	2,015,758
Janus Henderson Group PLC	39,662	1,028,039
Jefferies Financial Group, Inc. (b)	58,421	2,294,777
KKR & Co. LP (b)	166,839	9,311,285
Lazard Ltd. Class A (b)	24,139	967,491
Moody's Corp.	2,659	858,192
Morgan Stanley	359,955	35,034,420
Morningstar, Inc.	677	164,430
MSCI, Inc.	5,598	2,975,673
NASDAQ, Inc.	100,289	6,036,395
Northern Trust Corp.	59,954	5,813,739
Raymond James Financial, Inc.	52,226	5,889,526
Robinhood Markets, Inc. (a)(b)	163,889	1,706,084
S&P Global, Inc.	95,054	35,639,547
SEI Investments Co.	29,991	1,872,338
State Street Corp.	107,023	9,774,411
Stifel Financial Corp.	30,127	2,030,861
T. Rowe Price Group, Inc. (b)	64,181	7,475,161
Tradeweb Markets, Inc. Class A	11,556	861,384
Virtu Financial, Inc. Class A	27,508	531,179
		283,165,803
Consumer Finance - 1.1%
Ally Financial, Inc. (b)	87,024	2,827,410
American Express Co.	164,705	28,811,846
Capital One Financial Corp.	111,098	13,220,662
Credit Acceptance Corp. (a)(b)	1,762	815,172
Discover Financial Services	79,599	9,291,591
OneMain Holdings, Inc. (b)	33,473	1,444,025
SLM Corp. (b)	72,928	1,281,345
SoFi Technologies, Inc. (a)(b)	234,936	1,628,106
Synchrony Financial	130,958	4,810,087
Upstart Holdings, Inc. (a)(b)	16,634	310,723
		64,440,967
Diversified Financial Services - 3.1%
Apollo Global Management, Inc.	33,568	2,375,943
Berkshire Hathaway, Inc. Class B (a)	526,764	164,097,520
Corebridge Financial, Inc.	23,383	508,814
Equitable Holdings, Inc.	107,497	3,447,429
Voya Financial, Inc. (b)	28,382	1,980,212
		172,409,918
Insurance - 3.6%
AFLAC, Inc.	179,886	13,221,621
Allstate Corp.	77,110	9,906,322
American Financial Group, Inc.	19,622	2,797,901
American International Group, Inc.	216,917	13,713,493
Aon PLC	3,469	1,105,501
Arch Capital Group Ltd. (a)	69,733	4,487,319
Arthur J. Gallagher & Co.	53,774	10,524,647
Assurant, Inc.	14,570	1,931,836
Assured Guaranty Ltd.	16,794	1,051,304
Axis Capital Holdings Ltd. (b)	22,689	1,419,651
Brighthouse Financial, Inc. (a)	20,010	1,125,963
Brown & Brown, Inc.	63,705	3,730,565
Chubb Ltd.	121,338	27,603,182
Cincinnati Financial Corp.	44,713	5,059,276
CNA Financial Corp.	7,955	346,520
Erie Indemnity Co. Class A	1,901	464,509
Everest Re Group Ltd.	7,843	2,742,619
F&G Annuities & Life, Inc.	5,274	113,180
Fidelity National Financial, Inc. (b)	75,754	3,335,449
First American Financial Corp. (b)	29,418	1,820,092
Globe Life, Inc.	26,080	3,151,768
Hanover Insurance Group, Inc.	10,321	1,389,000
Hartford Financial Services Group, Inc.	92,612	7,187,617
Kemper Corp. (b)	18,520	1,087,680
Lincoln National Corp.	39,233	1,390,025
Loews Corp.	57,301	3,522,865
Markel Corp. (a)	3,004	4,232,576
Marsh & McLennan Companies, Inc.	15,474	2,706,557
MetLife, Inc.	192,835	14,080,812
Old Republic International Corp. (b)	81,421	2,148,700
Primerica, Inc. (b)	10,690	1,729,108
Principal Financial Group, Inc.	70,631	6,536,899
Progressive Corp.	22,158	3,021,243
Prudential Financial, Inc.	107,429	11,273,599
Reinsurance Group of America, Inc.	19,487	2,957,542
RenaissanceRe Holdings Ltd. (b)	5,687	1,112,889
The Travelers Companies, Inc.	68,275	13,048,718
Unum Group	57,788	2,428,830
W.R. Berkley Corp.	60,041	4,211,276
White Mountains Insurance Group Ltd. (b)	729	1,113,883
Willis Towers Watson PLC	31,401	7,981,820
		202,814,357
Mortgage Real Estate Investment Trusts - 0.1%
AGNC Investment Corp. (b)	166,361	1,929,788
Annaly Capital Management, Inc.	136,318	3,199,383
Rithm Capital Corp.	126,253	1,188,041
Starwood Property Trust, Inc.	85,169	1,779,180
		8,096,392
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp.	86,128	1,216,127
New York Community Bancorp, Inc. (b)	195,194	1,949,988
Rocket Companies, Inc. (b)	14,405	135,551
TFS Financial Corp. (b)	14,708	209,589
UWM Holdings Corp. Class A (b)	2,515	11,519
		3,522,774
TOTAL FINANCIALS		1,154,876,283
HEALTH CARE - 16.3%
Biotechnology - 1.8%
Amgen, Inc.	24,944	6,295,866
Biogen, Inc. (a)	41,816	12,164,274
BioMarin Pharmaceutical, Inc. (a)	53,822	6,208,368
Exact Sciences Corp. (a)(b)	41,753	2,819,163
Exelixis, Inc. (a)	12,450	219,369
Gilead Sciences, Inc.	366,507	30,764,598
Horizon Therapeutics PLC (a)	4,518	495,715
Incyte Corp. (a)	7,179	611,220
Ionis Pharmaceuticals, Inc. (a)	3,326	132,608
Mirati Therapeutics, Inc. (a)(b)	13,012	694,971
Moderna, Inc. (a)	91,058	16,031,671
Natera, Inc. (a)	2,048	87,921
Regeneron Pharmaceuticals, Inc. (a)	25,844	19,601,899
Repligen Corp. (a)	4,644	860,533
Ultragenyx Pharmaceutical, Inc. (a)	4,355	197,412
United Therapeutics Corp. (a)	13,007	3,423,052
Vertex Pharmaceuticals, Inc. (a)	4,179	1,350,235
		101,958,875
Health Care Equipment & Supplies - 3.3%
Abbott Laboratories	434,577	48,042,487
Align Technology, Inc. (a)	5,721	1,543,125
Baxter International, Inc.	123,946	5,663,093
Becton, Dickinson & Co.	82,897	20,908,281
Boston Scientific Corp. (a)	416,577	19,266,686
Dentsply Sirona, Inc.	62,484	2,301,286
Enovis Corp. (a)(b)	14,760	929,142
Envista Holdings Corp. (a)	47,461	1,850,504
GE HealthCare Technologies, Inc. (a)	100,608	6,994,268
Globus Medical, Inc. (a)	20,778	1,568,739
Hologic, Inc. (a)	71,748	5,838,135
ICU Medical, Inc. (a)(b)	4,787	924,992
Integra LifeSciences Holdings Corp. (a)	21,116	1,209,947
Intuitive Surgical, Inc. (a)	8,125	1,996,231
Masimo Corp. (a)	3,250	552,760
Medtronic PLC	390,246	32,659,688
QuidelOrtho Corp. (a)	14,216	1,217,032
STERIS PLC	29,107	6,010,887
Stryker Corp.	47,697	12,105,976
Tandem Diabetes Care, Inc. (a)	1,258	51,251
Teleflex, Inc.	13,684	3,330,959
The Cooper Companies, Inc.	14,170	4,944,338
Zimmer Biomet Holdings, Inc.	61,199	7,793,081
		187,702,888
Health Care Providers & Services - 3.1%
Acadia Healthcare Co., Inc. (a)	25,967	2,181,747
agilon health, Inc. (a)(b)	3,646	79,337
Amedisys, Inc. (a)	9,323	901,161
Cardinal Health, Inc.	76,432	5,904,372
Centene Corp. (a)	165,874	12,646,234
Chemed Corp.	2,743	1,385,599
Cigna Corp.	73,497	23,274,295
CVS Health Corp.	382,728	33,764,264
Elevance Health, Inc.	48,985	24,492,010
Encompass Health Corp.	28,555	1,783,260
Enhabit Home Health & Hospice (a)(b)	14,412	221,368
HCA Holdings, Inc.	59,144	15,085,860
Henry Schein, Inc. (a)	39,428	3,396,722
Humana, Inc.	10,849	5,551,433
Laboratory Corp. of America Holdings	25,829	6,512,007
McKesson Corp.	33,296	12,608,529
Molina Healthcare, Inc. (a)	3,742	1,166,868
Oak Street Health, Inc. (a)(b)	33,969	987,139
Premier, Inc.	34,323	1,145,015
Quest Diagnostics, Inc.	33,106	4,915,579
Signify Health, Inc. (a)	22,307	634,857
Tenet Healthcare Corp. (a)	30,996	1,700,131
UnitedHealth Group, Inc.	24,579	12,269,591
Universal Health Services, Inc. Class B	18,093	2,681,564
		175,288,942
Health Care Technology - 0.1%
Certara, Inc. (a)	12,076	234,274
Definitive Healthcare Corp. (a)(b)	5,014	62,073
Doximity, Inc. (a)(b)	17,397	613,592
Teladoc Health, Inc. (a)(b)	42,314	1,244,032
		2,153,971
Life Sciences Tools & Services - 2.3%
10X Genomics, Inc. (a)	2,749	128,736
Agilent Technologies, Inc.	8,802	1,338,608
Avantor, Inc. (a)	12,628	301,809
Azenta, Inc. (a)	21,596	1,207,216
Bio-Rad Laboratories, Inc. Class A (a)	6,235	2,914,613
Charles River Laboratories International, Inc. (a)	989	240,574
Danaher Corp.	176,155	46,571,859
Illumina, Inc. (a)	45,858	9,822,784
PerkinElmer, Inc.	36,789	5,059,591
QIAGEN NV (a)	66,156	3,241,644
Syneos Health, Inc. (a)	24,651	885,464
Thermo Fisher Scientific, Inc.	100,305	57,206,951
		128,919,849
Pharmaceuticals - 5.7%
Bristol-Myers Squibb Co.	621,821	45,175,296
Catalent, Inc. (a)	35,539	1,903,113
Elanco Animal Health, Inc. (a)(b)	129,846	1,782,786
Eli Lilly & Co.	45,759	15,747,960
Jazz Pharmaceuticals PLC (a)	17,953	2,812,517
Johnson & Johnson	768,421	125,575,360
Merck & Co., Inc.	429,136	46,093,498
Organon & Co.	74,106	2,232,814
Perrigo Co. PLC	39,159	1,465,330
Pfizer, Inc.	1,650,240	72,874,598
Royalty Pharma PLC	108,475	4,251,135
Viatris, Inc.	353,420	4,297,587
		324,211,994
TOTAL HEALTH CARE		920,236,519
INDUSTRIALS - 10.3%
Aerospace & Defense - 2.4%
Axon Enterprise, Inc. (a)	4,452	870,099
BWX Technologies, Inc.	16,240	988,366
Curtiss-Wright Corp. (b)	11,166	1,851,323
General Dynamics Corp.	71,014	16,550,523
HEICO Corp. (b)	570	97,442
HEICO Corp. Class A	1,783	238,351
Hexcel Corp. (b)	24,435	1,724,622
Howmet Aerospace, Inc.	97,627	3,972,443
Huntington Ingalls Industries, Inc.	8,953	1,974,495
L3Harris Technologies, Inc.	55,441	11,909,836
Mercury Systems, Inc. (a)	14,342	716,885
Northrop Grumman Corp.	37,739	16,908,582
Raytheon Technologies Corp.	429,166	42,852,225
Spirit AeroSystems Holdings, Inc. Class A (b)	1,570	56,756
Textron, Inc.	60,818	4,430,591
The Boeing Co. (a)	110,235	23,480,055
TransDigm Group, Inc.	9,183	6,591,098
Woodward, Inc.	17,163	1,755,088
		136,968,780
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	24,744	2,478,606
Expeditors International of Washington, Inc.	31,972	3,457,772
FedEx Corp.	70,079	13,585,515
GXO Logistics, Inc. (a)	27,443	1,436,092
United Parcel Service, Inc. Class B	23,181	4,293,817
		25,251,802
Airlines - 0.3%
Alaska Air Group, Inc. (a)	36,078	1,852,245
American Airlines Group, Inc. (a)	188,358	3,040,098
Copa Holdings SA Class A (a)(b)	8,366	770,341
JetBlue Airways Corp. (a)	93,516	748,128
Southwest Airlines Co.	172,746	6,179,124
United Airlines Holdings, Inc. (a)	95,136	4,657,859
		17,247,795
Building Products - 0.9%
A.O. Smith Corp. (b)	27,690	1,874,613
Allegion PLC	5,314	624,661
Armstrong World Industries, Inc.	5,572	431,329
Builders FirstSource, Inc. (a)(b)	42,412	3,380,236
Carlisle Companies, Inc.	2,354	590,524
Carrier Global Corp.	243,817	11,100,988
Fortune Brands Home & Security, Inc. (b)	24,658	1,590,688
Hayward Holdings, Inc. (a)(b)	19,640	264,944
Johnson Controls International PLC	200,960	13,980,787
Lennox International, Inc. (b)	9,316	2,427,936
Masco Corp.	62,289	3,313,775
MasterBrand, Inc. (a)	24,930	229,356
Owens Corning	27,204	2,629,267
The AZEK Co., Inc. (a)(b)	32,431	782,560
Trane Technologies PLC	28,086	5,030,764
		48,252,428
Commercial Services & Supplies - 0.3%
Cintas Corp.	1,693	751,252
Clean Harbors, Inc. (a)(b)	14,865	1,936,910
Driven Brands Holdings, Inc. (a)	17,083	498,653
IAA, Inc. (a)	6,675	278,548
MSA Safety, Inc.	6,610	901,538
Republic Services, Inc.	56,313	7,028,989
Rollins, Inc.	4,932	179,525
Stericycle, Inc. (a)	26,728	1,438,234
Tetra Tech, Inc.	9,032	1,404,657
Waste Management, Inc.	7,547	1,167,747
		15,586,053
Construction & Engineering - 0.2%
AECOM	36,062	3,147,131
MasTec, Inc. (a)	17,776	1,746,136
MDU Resources Group, Inc.	58,906	1,820,784
Quanta Services, Inc.	18,842	2,867,564
Valmont Industries, Inc.	5,275	1,739,326
Willscot Mobile Mini Holdings (a)	27,756	1,345,056
		12,665,997
Electrical Equipment - 1.0%
Acuity Brands, Inc.	9,348	1,762,285
AMETEK, Inc.	67,215	9,740,798
Eaton Corp. PLC	116,525	18,901,520
Emerson Electric Co.	117,383	10,590,294
Hubbell, Inc. Class B	15,617	3,574,887
nVent Electric PLC	48,173	1,914,877
Plug Power, Inc. (a)(b)	76,185	1,296,669
Regal Rexnord Corp.	19,294	2,685,725
Rockwell Automation, Inc.	10,889	3,071,025
Sensata Technologies, Inc. PLC	44,095	2,242,231
Sunrun, Inc. (a)	60,737	1,596,168
Vertiv Holdings Co. (b)	74,534	1,059,873
		58,436,352
Industrial Conglomerates - 1.3%
3M Co.	160,945	18,521,551
General Electric Co.	301,824	24,290,796
Honeywell International, Inc.	138,922	28,962,459
		71,774,806
Machinery - 2.0%
AGCO Corp.	15,712	2,170,299
Allison Transmission Holdings, Inc.	5,615	253,124
Caterpillar, Inc.	19,600	4,944,884
Crane Holdings Co. (b)	13,717	1,589,937
Cummins, Inc.	41,116	10,260,087
Donaldson Co., Inc. (b)	29,928	1,866,011
Dover Corp.	40,857	6,203,318
ESAB Corp. (b)	14,780	854,432
Flowserve Corp.	37,968	1,306,859
Fortive Corp.	103,288	7,026,683
Gates Industrial Corp. PLC (a)	31,453	415,494
Graco, Inc.	15,370	1,050,078
IDEX Corp.	18,213	4,365,292
Illinois Tool Works, Inc.	9,012	2,127,192
Ingersoll Rand, Inc.	118,488	6,635,328
ITT, Inc.	24,343	2,229,575
Middleby Corp. (a)	14,517	2,256,668
Nordson Corp.	12,778	3,108,887
Oshkosh Corp. (b)	19,149	1,929,836
Otis Worldwide Corp.	106,789	8,781,259
PACCAR, Inc.	99,532	10,879,843
Parker Hannifin Corp.	28,861	9,408,686
Pentair PLC (b)	47,983	2,657,299
Snap-On, Inc.	15,336	3,814,523
Stanley Black & Decker, Inc.	43,068	3,846,403
Timken Co. (b)	17,834	1,468,630
Westinghouse Air Brake Tech Co.	52,799	5,481,064
Xylem, Inc.	44,932	4,673,377
		111,605,068
Marine - 0.0%
Kirby Corp. (a)	17,406	1,231,997
Professional Services - 0.6%
CACI International, Inc. Class A (a)	6,756	2,081,456
Clarivate Analytics PLC (a)(b)	137,640	1,530,557
CoStar Group, Inc. (a)	100,830	7,854,657
Dun & Bradstreet Holdings, Inc.	73,313	1,074,035
Equifax, Inc. (b)	17,727	3,938,939
FTI Consulting, Inc. (a)(b)	5,700	909,264
Jacobs Solutions, Inc.	37,278	4,605,697
KBR, Inc.	13,988	716,605
Leidos Holdings, Inc.	39,729	3,926,814
Manpower, Inc.	14,654	1,277,243
Robert Half International, Inc.	3,637	305,363
Science Applications International Corp. (b)	16,031	1,663,697
TransUnion Holding Co., Inc. (b)	14,985	1,075,174
		30,959,501
Road & Rail - 0.7%
Avis Budget Group, Inc. (a)	7,447	1,489,698
CSX Corp.	458,660	14,181,767
Hertz Global Holdings, Inc. (a)	55,057	992,127
J.B. Hunt Transport Services, Inc.	2,619	495,122
Knight-Swift Transportation Holdings, Inc. Class A	45,495	2,688,755
Landstar System, Inc.	1,134	195,989
Norfolk Southern Corp.	67,437	16,576,689
RXO, Inc. (a)	27,579	505,247
Ryder System, Inc.	14,167	1,337,506
Schneider National, Inc. Class B	15,748	417,322
U-Haul Holding Co. (b)	2,682	179,774
U-Haul Holding Co. (non-vtg.) (b)	23,548	1,455,031
XPO, Inc. (a)(b)	27,582	1,099,419
		41,614,446
Trading Companies & Distributors - 0.2%
Air Lease Corp. Class A (b)	30,295	1,362,366
Core & Main, Inc. (a)(b)	13,670	301,697
MSC Industrial Direct Co., Inc. Class A (b)	13,475	1,114,383
SiteOne Landscape Supply, Inc. (a)(b)	5,085	770,428
United Rentals, Inc.	11,020	4,859,269
Univar Solutions, Inc. (a)	46,888	1,616,698
Watsco, Inc. (b)	4,525	1,300,349
WESCO International, Inc. (a)	6,118	911,643
		12,236,833
TOTAL INDUSTRIALS		583,831,858
INFORMATION TECHNOLOGY - 8.6%
Communications Equipment - 1.4%
Ciena Corp. (a)	42,964	2,234,987
Cisco Systems, Inc.	1,199,882	58,398,257
F5, Inc. (a)	17,362	2,563,673
Juniper Networks, Inc.	93,191	3,010,069
Lumentum Holdings, Inc. (a)	19,858	1,195,054
Motorola Solutions, Inc.	48,033	12,344,961
Ubiquiti, Inc.	869	253,887
ViaSat, Inc. (a)(b)	20,949	721,693
		80,722,581
Electronic Equipment & Components - 0.6%
Amphenol Corp. Class A	42,031	3,352,813
Arrow Electronics, Inc. (a)	16,973	1,994,158
Avnet, Inc.	26,521	1,216,783
Cognex Corp.	3,459	189,346
Coherent Corp. (a)	29,133	1,264,372
Corning, Inc.	207,263	7,173,372
IPG Photonics Corp. (a)	9,508	1,065,847
Jabil, Inc.	7,054	554,656
Keysight Technologies, Inc. (a)	3,869	693,905
Littelfuse, Inc.	7,049	1,809,408
National Instruments Corp.	33,177	1,791,558
TD SYNNEX Corp.	13,616	1,390,874
Teledyne Technologies, Inc. (a)	13,507	5,730,480
Trimble, Inc. (a)	71,805	4,168,998
Vontier Corp.	17,353	399,640
Zebra Technologies Corp. Class A (a)	8,880	2,807,678
		35,603,888
IT Services - 2.3%
Affirm Holdings, Inc. (a)(b)	63,437	1,027,045
Akamai Technologies, Inc. (a)	45,179	4,018,672
Amdocs Ltd.	35,231	3,238,786
Automatic Data Processing, Inc.	9,997	2,257,423
Block, Inc. Class A (a)	156,415	12,782,234
Broadridge Financial Solutions, Inc.	3,130	470,627
Cognizant Technology Solutions Corp. Class A	149,719	9,993,743
Concentrix Corp.	12,396	1,757,877
DXC Technology Co. (a)	67,084	1,927,323
Euronet Worldwide, Inc. (a)	3,415	384,802
Fidelity National Information Services, Inc.	173,006	12,982,370
Fiserv, Inc. (a)	156,229	16,666,510
Genpact Ltd. (b)	24,849	1,174,861
Global Payments, Inc.	78,284	8,824,172
GoDaddy, Inc. (a)	39,338	3,230,830
IBM Corp.	87,236	11,753,306
Kyndryl Holdings, Inc. (a)(b)	59,591	797,923
Okta, Inc. (a)	38,118	2,805,866
PayPal Holdings, Inc. (a)	230,271	18,764,784
Snowflake, Inc. (a)	5,726	895,775
SS&C Technologies Holdings, Inc.	64,348	3,883,402
The Western Union Co. (b)	74,515	1,055,878
Twilio, Inc. Class A (a)	31,598	1,890,824
VeriSign, Inc. (a)	24,168	5,269,832
WEX, Inc. (a)	3,502	647,765
Wix.com Ltd. (a)(b)	3,577	311,127
		128,813,757
Semiconductors & Semiconductor Equipment - 2.3%
Advanced Micro Devices, Inc. (a)	99,976	7,513,196
Analog Devices, Inc.	119,685	20,522,387
Cirrus Logic, Inc. (a)(b)	15,978	1,444,251
First Solar, Inc. (a)	30,983	5,502,581
GlobalFoundries, Inc. (a)(b)	14,016	830,868
Intel Corp.	1,194,826	33,765,783
Marvell Technology, Inc.	247,581	10,683,120
Microchip Technology, Inc.	22,672	1,759,801
Micron Technology, Inc.	257,087	15,502,346
MKS Instruments, Inc.	16,709	1,709,665
onsemi (a)	47,586	3,495,192
Qorvo, Inc. (a)	29,490	3,204,383
Skyworks Solutions, Inc.	46,906	5,144,181
Teradyne, Inc.	4,248	432,022
Texas Instruments, Inc.	83,464	14,790,655
Wolfspeed, Inc. (a)(b)	35,910	2,765,429
		129,065,860
Software - 1.7%
ANSYS, Inc. (a)	11,999	3,196,054
Bill.Com Holdings, Inc. (a)	28,839	3,334,365
Black Knight, Inc. (a)	40,878	2,476,798
CCC Intelligent Solutions Holdings, Inc. Class A (a)	30,674	283,735
Ceridian HCM Holding, Inc. (a)	32,323	2,336,306
Coupa Software, Inc. (a)	9,741	778,501
Dolby Laboratories, Inc. Class A	17,792	1,415,532
DoubleVerify Holdings, Inc. (a)	2,872	78,090
Dropbox, Inc. Class A (a)	5,382	125,024
Gen Digital, Inc.	104,732	2,409,883
Guidewire Software, Inc. (a)	23,896	1,750,143
Informatica, Inc. (a)(b)	8,995	160,111
Jamf Holding Corp. (a)	2,736	54,364
Manhattan Associates, Inc. (a)	6,928	903,134
nCino, Inc. (a)(b)	16,279	465,579
NCR Corp. (a)(b)	35,137	963,457
Nutanix, Inc. Class A (a)	32,074	893,902
Oracle Corp.	139,692	12,357,154
Paycor HCM, Inc. (a)(b)	15,959	400,730
Procore Technologies, Inc. (a)(b)	5,812	325,181
Roper Technologies, Inc.	30,812	13,149,021
Salesforce.com, Inc. (a)	220,861	37,098,022
SentinelOne, Inc. (a)(b)	16,526	249,377
Teradata Corp. (a)(b)	13,659	476,426
Tyler Technologies, Inc. (a)	1,523	491,579
UiPath, Inc. Class A (a)	99,808	1,533,051
Unity Software, Inc. (a)(b)	23,662	840,474
VMware, Inc. Class A (a)	31,642	3,875,196
Zoom Video Communications, Inc. Class A (a)	36,535	2,740,125
		95,161,314
Technology Hardware, Storage & Peripherals - 0.3%
Dell Technologies, Inc.	62,413	2,535,216
Hewlett Packard Enterprise Co.	374,946	6,047,879
HP, Inc.	158,835	4,628,452
Western Digital Corp. (a)	92,708	4,074,517
		17,286,064
TOTAL INFORMATION TECHNOLOGY		486,653,464
MATERIALS - 4.5%
Chemicals - 2.7%
Air Products & Chemicals, Inc.	64,636	20,716,484
Albemarle Corp.	16,558	4,660,249
Ashland, Inc.	14,770	1,613,918
Axalta Coating Systems Ltd. (a)(b)	48,740	1,467,074
Celanese Corp. Class A	31,585	3,891,272
Corteva, Inc.	208,708	13,451,231
Dow, Inc.	205,488	12,195,713
DuPont de Nemours, Inc.	146,298	10,818,737
Eastman Chemical Co.	34,879	3,075,281
Ecolab, Inc.	8,469	1,311,255
Element Solutions, Inc.	65,737	1,346,294
FMC Corp.	24,173	3,218,151
Ginkgo Bioworks Holdings, Inc. Class A (a)(b)	206,207	402,104
Huntsman Corp. (b)	53,166	1,684,831
International Flavors & Fragrances, Inc.	74,344	8,360,726
Linde PLC	113,961	37,714,253
LyondellBasell Industries NV Class A	74,963	7,248,172
NewMarket Corp.	1,699	585,322
Olin Corp.	36,807	2,377,364
PPG Industries, Inc.	32,239	4,202,031
RPM International, Inc. (b)	35,322	3,175,801
The Chemours Co. LLC (b)	17,347	631,257
The Mosaic Co.	86,991	4,309,534
The Scotts Miracle-Gro Co. Class A (b)	7,742	558,895
Westlake Corp. (b)	9,625	1,181,469
		150,197,418
Construction Materials - 0.2%
Eagle Materials, Inc.	1,813	264,843
Martin Marietta Materials, Inc.	16,544	5,949,884
Vulcan Materials Co.	19,772	3,624,801
		9,839,528
Containers & Packaging - 0.5%
Amcor PLC	437,511	5,276,383
Aptargroup, Inc. (b)	19,096	2,208,261
Ardagh Group SA (a)	5,448	58,457
Ardagh Metal Packaging SA (b)	29,006	163,014
Avery Dennison Corp.	9,143	1,732,050
Ball Corp.	54,150	3,153,696
Berry Global Group, Inc.	18,882	1,165,586
Crown Holdings, Inc.	3,995	352,199
Graphic Packaging Holding Co.	20,427	492,086
International Paper Co.	103,599	4,332,510
Packaging Corp. of America	26,616	3,798,103
Silgan Holdings, Inc.	24,524	1,321,598
Sonoco Products Co.	28,381	1,734,363
WestRock Co.	73,920	2,900,621
		28,688,927
Metals & Mining - 1.1%
Alcoa Corp.	51,555	2,693,233
Cleveland-Cliffs, Inc. (a)	149,027	3,181,726
Freeport-McMoRan, Inc.	416,065	18,564,820
Newmont Corp.	231,872	12,272,985
Nucor Corp. (b)	74,800	12,642,696
Reliance Steel & Aluminum Co.	17,031	3,873,701
Royal Gold, Inc. (b)	17,869	2,269,899
Southern Copper Corp. (b)	8,519	640,714
SSR Mining, Inc. (b)	60,071	1,017,603
Steel Dynamics, Inc. (b)	48,556	5,857,796
United States Steel Corp.	67,697	1,928,688
		64,943,861
Paper & Forest Products - 0.0%
Louisiana-Pacific Corp.	18,716	1,274,372
TOTAL MATERIALS		254,944,106
REAL ESTATE - 4.7%
Equity Real Estate Investment Trusts (REITs) - 4.5%
Alexandria Real Estate Equities, Inc.	47,253	7,595,447
American Homes 4 Rent Class A (b)	89,764	3,078,008
American Tower Corp.	31,564	7,051,082
Americold Realty Trust	78,383	2,462,010
Apartment Income (REIT) Corp.	40,123	1,535,106
AvalonBay Communities, Inc.	40,744	7,229,615
Boston Properties, Inc.	45,709	3,407,149
Brixmor Property Group, Inc.	86,982	2,046,686
Camden Property Trust (SBI)	27,695	3,412,301
Cousins Properties, Inc. (b)	44,037	1,207,495
CubeSmart	65,187	2,984,913
Digital Realty Trust, Inc.	83,690	9,592,548
Douglas Emmett, Inc.	49,283	825,490
EastGroup Properties, Inc.	11,995	2,018,159
EPR Properties	21,587	917,016
Equinix, Inc.	6,632	4,895,278
Equity Lifestyle Properties, Inc.	20,045	1,438,830
Equity Residential (SBI)	108,023	6,875,664
Essex Property Trust, Inc.	18,956	4,285,383
Extra Space Storage, Inc.	34,049	5,373,954
Federal Realty Investment Trust (SBI)	23,407	2,610,583
First Industrial Realty Trust, Inc.	38,415	2,049,440
Gaming & Leisure Properties	71,211	3,814,061
Healthcare Trust of America, Inc.	110,572	2,380,615
Healthpeak Properties, Inc.	157,282	4,322,109
Highwoods Properties, Inc. (SBI)	30,288	919,847
Host Hotels & Resorts, Inc.	206,466	3,891,884
Hudson Pacific Properties, Inc.	40,117	456,933
Invitation Homes, Inc.	177,998	5,784,935
Iron Mountain, Inc.	21,132	1,153,385
JBG SMITH Properties	31,147	627,301
Kilroy Realty Corp.	33,891	1,390,887
Kimco Realty Corp.	176,154	3,956,419
Lamar Advertising Co. Class A	3,026	322,390
Life Storage, Inc.	24,533	2,650,545
Medical Properties Trust, Inc. (b)	173,202	2,242,966
Mid-America Apartment Communities, Inc.	33,486	5,582,786
National Retail Properties, Inc.	51,990	2,461,727
National Storage Affiliates Trust	24,750	1,009,800
Omega Healthcare Investors, Inc.	68,537	2,017,729
Park Hotels & Resorts, Inc.	64,991	956,018
Prologis (REIT), Inc.	268,768	34,746,327
Public Storage	9,397	2,859,883
Rayonier, Inc.	42,488	1,546,138
Realty Income Corp.	183,089	12,418,927
Regency Centers Corp.	49,976	3,329,901
Rexford Industrial Realty, Inc.	53,560	3,399,453
SBA Communications Corp. Class A	24,016	7,145,480
Simon Property Group, Inc.	49,009	6,295,696
SL Green Realty Corp. (b)	18,665	768,065
Spirit Realty Capital, Inc.	40,583	1,780,782
Store Capital Corp.	74,097	2,386,664
Sun Communities, Inc.	35,483	5,565,863
UDR, Inc.	94,430	4,021,774
Ventas, Inc.	116,454	6,033,482
VICI Properties, Inc.	280,611	9,591,284
Vornado Realty Trust	51,454	1,254,963
Welltower, Inc.	138,003	10,355,745
Weyerhaeuser Co.	214,655	7,390,572
WP Carey, Inc.	60,140	5,143,774
		254,869,267
Real Estate Management & Development - 0.2%
CBRE Group, Inc. (a)	47,069	4,024,870
Howard Hughes Corp. (a)	10,677	912,777
Jones Lang LaSalle, Inc. (a)	13,919	2,573,206
Opendoor Technologies, Inc. (a)(b)	99,071	216,965
WeWork, Inc. (a)(b)	63,570	101,076
Zillow Group, Inc.:
Class A (a)	15,650	672,324
Class C (a)	43,006	1,901,295
		10,402,513
TOTAL REAL ESTATE		265,271,780
UTILITIES - 5.4%
Electric Utilities - 3.4%
Alliant Energy Corp.	73,111	3,950,187
American Electric Power Co., Inc.	150,073	14,100,859
Avangrid, Inc. (b)	20,672	871,738
Constellation Energy Corp.	95,262	8,131,564
Duke Energy Corp.	224,801	23,030,862
Edison International	109,677	7,556,745
Entergy Corp.	59,218	6,412,125
Evergy, Inc.	64,841	4,062,289
Eversource Energy	100,531	8,276,717
Exelon Corp.	289,797	12,226,535
FirstEnergy Corp. (b)	158,407	6,486,767
Hawaiian Electric Industries, Inc.	31,718	1,340,720
IDACORP, Inc. (b)	14,674	1,552,656
NextEra Energy, Inc.	579,850	43,274,206
NRG Energy, Inc. (b)	66,819	2,286,546
OGE Energy Corp.	58,236	2,289,840
PG&E Corp. (a)	480,283	7,636,500
Pinnacle West Capital Corp.	32,924	2,454,484
PPL Corp.	214,985	6,363,556
Southern Co.	317,474	21,486,640
Xcel Energy, Inc.	159,102	10,941,445
		194,732,981
Gas Utilities - 0.2%
Atmos Energy Corp.	40,251	4,731,103
National Fuel Gas Co. (b)	23,491	1,363,887
UGI Corp.	61,057	2,431,900
		8,526,890
Independent Power and Renewable Electricity Producers - 0.1%
Brookfield Renewable Corp. (b)	37,238	1,173,742
The AES Corp.	159,564	4,373,649
Vistra Corp.	48,463	1,117,557
		6,664,948
Multi-Utilities - 1.5%
Ameren Corp.	75,077	6,521,939
CenterPoint Energy, Inc.	183,809	5,536,327
CMS Energy Corp.	84,449	5,336,332
Consolidated Edison, Inc.	103,535	9,867,921
Dominion Energy, Inc.	242,956	15,461,720
DTE Energy Co.	56,276	6,548,838
NiSource, Inc.	118,428	3,286,377
Public Service Enterprise Group, Inc. (b)	145,262	8,996,076
Sempra Energy	91,822	14,721,821
WEC Energy Group, Inc.	92,063	8,653,001
		84,930,352
Water Utilities - 0.2%
American Water Works Co., Inc.	53,074	8,305,550
Essential Utilities, Inc. (b)	67,488	3,153,714
		11,459,264
TOTAL UTILITIES		306,314,435
TOTAL COMMON STOCKS (Cost $4,118,343,522)		5,626,131,602

U.S. Treasury Obligations - 0.0%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.65% 6/29/23 (d) (Cost $981,243)	1,000,000	981,226

Money Market Funds - 3.3%
	Shares	Value ($)
Fidelity Cash Central Fund 4.38% (e)	26,163,425	26,168,658
Fidelity Securities Lending Cash Central Fund 4.38% (e)(f)	159,853,316	159,869,302
TOTAL MONEY MARKET FUNDS (Cost $186,037,583)		186,037,960

TOTAL INVESTMENT IN SECURITIES - 102.8% (Cost $4,305,362,348)	5,813,150,788
NET OTHER ASSETS (LIABILITIES) - (2.8)%	(156,617,537)
NET ASSETS - 100.0%	5,656,533,251

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	80	Mar 2023	16,360,000	737,370	737,370
CME E-mini S&P MidCap 400 Index Contracts (United States)	68	Mar 2023	18,107,720	1,176,609	1,176,609

TOTAL FUTURES CONTRACTS					1,913,979
The notional amount of futures purchased as a percentage of Net Assets is 0.6%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $19,461,692.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $981,226.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.38%	16,406,949	703,853,630	694,091,921	331,766	-	-	26,168,658	0.1%
Fidelity Securities Lending Cash Central Fund 4.38%	69,339,940	1,010,971,381	920,442,019	682,647	-	-	159,869,302	0.5%
Total	85,746,889	1,714,825,011	1,614,533,940	1,014,413	-	-	186,037,960

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	447,017,563	447,017,563	-	-
Consumer Discretionary	355,372,774	355,372,774	-	-
Consumer Staples	388,390,851	388,390,851	-	-
Energy	463,221,969	463,221,969	-	-
Financials	1,154,876,283	1,154,876,283	-	-
Health Care	920,236,519	920,236,519	-	-
Industrials	583,831,858	583,831,858	-	-
Information Technology	486,653,464	486,653,464	-	-
Materials	254,944,106	254,944,106	-	-
Real Estate	265,271,780	265,271,780	-	-
Utilities	306,314,435	306,314,435	-	-

U.S. Government and Government Agency Obligations	981,226	-	981,226	-

Money Market Funds	186,037,960	186,037,960	-	-
Total Investments in Securities:	5,813,150,788	5,812,169,562	981,226	-
Derivative Instruments:

Assets
Futures Contracts	1,913,979	1,913,979	-	-
Total Assets	1,913,979	1,913,979	-	-
Total Derivative Instruments:	1,913,979	1,913,979	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	1,913,979	0
Total Equity Risk	1,913,979	0
Total Value of Derivatives	1,913,979	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		January 31, 2023

Assets
Investment in securities, at value (including securities loaned of $160,015,990) - See accompanying schedule:
Unaffiliated issuers (cost $4,119,324,765)	$5,627,112,828
Fidelity Central Funds (cost $186,037,583)	186,037,960

Total Investment in Securities (cost $4,305,362,348)		$5,813,150,788
Segregated cash with brokers for derivative instruments		629,010
Cash		6
Receivable for fund shares sold		111,153,549
Dividends receivable		5,376,997
Distributions receivable from Fidelity Central Funds		180,753
Receivable for daily variation margin on futures contracts		628,371
Other receivables		1,048
Total assets		5,931,120,522
Liabilities
Payable for investments purchased	$111,676,686
Payable for fund shares redeemed	3,023,171
Other payables and accrued expenses	28,918
Collateral on securities loaned	159,858,496
Total Liabilities		274,587,271
Net Assets		$5,656,533,251
Net Assets consist of:
Paid in capital		$4,181,557,026
Total accumulated earnings (loss)		1,474,976,225
Net Assets		$5,656,533,251
Net Asset Value , offering price and redemption price per share ($5,656,533,251 ÷ 389,963,408 shares)		$14.51

Statement of Operations
		Year ended January 31, 2023
Investment Income
Dividends		$120,434,259
Interest		14,476
Income from Fidelity Central Funds (including $682,647 from security lending)		1,014,413
Total Income		121,463,148
Expenses
Custodian fees and expenses	$119,159
Independent trustees' fees and expenses	19,075
Legal	2,347
Interest	21,206
Total Expenses		161,787
Net Investment income (loss)		121,301,361
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	137,060,259
Futures contracts	(2,517,347)
Total net realized gain (loss)		134,542,912
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(294,327,199)
Futures contracts	1,486,218
Total change in net unrealized appreciation (depreciation)		(292,840,981)
Net gain (loss)		(158,298,069)
Net increase (decrease) in net assets resulting from operations		$(36,996,708)
Statement of Changes in Net Assets

	Year ended January 31, 2023	Year ended January 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$121,301,361	$115,929,176
Net realized gain (loss)	134,542,912	384,078,320
Change in net unrealized appreciation (depreciation)	(292,840,981)	720,443,956
Net increase (decrease) in net assets resulting from operations	(36,996,708)	1,220,451,452
Distributions to shareholders	(223,483,250)	(364,290,801)
Share transactions
Proceeds from sales of shares	1,009,067,447	1,026,004,449
Reinvestment of distributions	223,483,250	364,290,801
Cost of shares redeemed	(1,275,321,799)	(1,630,942,547)
Net increase (decrease) in net assets resulting from share transactions	(42,771,102)	(240,647,297)
Total increase (decrease) in net assets	(303,251,060)	615,513,354

Net Assets
Beginning of period	5,959,784,311	5,344,270,957
End of period	$5,656,533,251	$5,959,784,311

Other Information
Shares
Sold	71,082,789	67,912,369
Issued in reinvestment of distributions	15,931,648	23,989,840
Redeemed	(89,125,886)	(108,015,406)
Net increase (decrease)	(2,111,449)	(16,113,197)

Financial Highlights
Fidelity® Series Large Cap Value Index Fund

Years ended January 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$15.20	$13.09	$12.91	$12.02	$13.22
Income from Investment Operations
Net investment income (loss) A,B	.32	.30	.29	.33	.32
Net realized and unrealized gain (loss)	(.40)	2.76	.23	1.46	(.96)
Total from investment operations	(.08)	3.06	.52	1.79	(.64)
Distributions from net investment income	(.33)	(.30)	(.29)	(.34)	(.33)
Distributions from net realized gain	(.28)	(.65)	(.05)	(.57)	(.22)
Total distributions	(.61)	(.95)	(.34)	(.90) C	(.56) C
Net asset value, end of period	$14.51	$15.20	$13.09	$12.91	$12.02
Total Return D	(.40)%	23.41%	4.14%	14.94%	(4.73)%
Ratios to Average Net Assets B,E,F
Expenses before reductions G	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any G	-%	-%	-%	-%	-%
Expenses net of all reductions G	-%	-%	-%	-%	-%
Net investment income (loss)	2.21%	1.93%	2.49%	2.58%	2.52%
Supplemental Data
Net assets, end of period (000 omitted)	$5,656,533	$5,959,784	$5,344,271	$4,036,878	$3,698,418
Portfolio turnover rate H	24%	27%	21%	31%	19%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount represents less than .005%.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended January 31, 2023

1. Organization.
Fidelity Series Large Cap Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   certain deemed distributions, futures contracts, passive foreign investment companies (PFIC), partnerships and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,733,757,703
Gross unrealized depreciation	(271,219,575)
Net unrealized appreciation (depreciation)	$1,462,538,128
Tax Cost	$4,350,612,660

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,386,942
Undistributed long-term capital gain	$7,065,042
Net unrealized appreciation (depreciation) on securities and other investments	$1,462,538,128

The tax character of distributions paid was as follows:

	January 31, 2023	January 31, 2022
Ordinary Income	$124,055,936	$ 229,846,073
Long-term Capital Gains	99,427,314	134,444,728
Total	$223,483,250	$ 364,290,801

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Large Cap Value Index Fund	1,330,883,691	1,459,625,010

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Large Cap Value Index Fund	Borrower	$60,499,615.97%		$21,206

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Large Cap Value Index Fund	$72,681	$25,594	$-

9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Large Cap Value Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Large Cap Value Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 16, 2023

We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 291 funds. Mr. Chiel oversees 186 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's alternative investment, investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Zierhoffer also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2022 to January 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value August 1, 2022	Ending Account Value January 31, 2023	Expenses Paid During Period- C August 1, 2022 to January 31, 2023

Fidelity® Series Large Cap Value Index Fund	-%- D
Actual		$ 1,000	$ 1,046.60	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31,2023, $84,220,296, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $357,267 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 85% and 84% of the dividends distributed in March and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 98.84% and 87.58% of the dividends distributed in March and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.32% and 7.21% of the dividends distributed in March and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Large Cap Value Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.   The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.

The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, collective investment trusts, and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies, collective investment trusts, and 529 plans.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds, collective investment trusts, and 529 plans that invest in the fund. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through May 31, 2025.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

The Board also considered information regarding the profitability of Geode's relationship with the fund.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.   In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.967963.109
XS6-ANN-0423
Fidelity® SAI Tax-Free Bond Fund

Annual Report
January 31, 2023

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ®   SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended January 31, 2023	Past 1 year	Life of Fund A
Fidelity® SAI Tax-Free Bond Fund	-3.55%	2.20%

A     From October 02, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Tax-Free Bond Fund, on October 02, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

12,000
11,750
11,500
11,250
11,000
10,750
10,500
10,250
10,000
$9,900
2019
2020
2021
2022
'23
Period Ending Values
$10,988 Fidelity® SAI Tax-Free Bond Fund
$10,989 Bloomberg Municipal Bond Index

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds declined for the 12 months ending January 31, 2023, with a late-period rally partially offsetting a steep fall earlier on. The Bloomberg Municipal Bond Index returned -3.25% for the period. By early 2022, the Federal Reserve had begun its pivot from monetary easing to monetary tightening, tapering the large-scale asset purchases it restarted in 2020 amid the COVID-19 pandemic. In March, the Fed, faced with persistent inflationary pressure, began implementing an aggressive series of rate hikes, eventually raising its benchmark interest rate seven times, by a total of 4.25 percentage points, through mid-December. This helped push municipal bond yields to their highest level in more than a decade. Muni bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for lower-quality munis as recession risk increased. In November, December and January, the tax-exempt market reversed course and rallied strongly (+7.99%) - including a gain of 2.87% in January - amid market expectations for the Fed to pause monetary policy tightening in 2023. Muni yields declined and prices rebounded. Favorable supply and demand was helpful; issuance remained subdued, while net inflows into munis turned positive. Muni tax-backed credit fundamentals were solid throughout the period and, for the most part, the risk of credit-rating downgrades appeared low. Shorter-duration (lower sensitivity to changes in interest rates) and higher-credit-quality munis led the way for the year.
Comments from Co-Portfolio Managers Michael Maka, Cormac Cullen and Elizah McLaughlin:
For the fiscal year ending January 31, 2023, the fund returned -3.55%, net of fees, roughly in line with the -3.66% result of the supplemental index, the Bloomberg 3+ Year Non-AMT Municipal Bond Index, as well as the -3.25% result of the benchmark, the broad-based Bloomberg Municipal Bond Index. The past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the supplemental index, the fund's duration (interest rate) positioning contributed to performance. The fund had less sensitivity to interest rates, as measured by its shorter duration, during periods when interest rates rose and therefore was hurt less. A higher-than-average yield on the fund's underlying holdings provided another modest boost to the relative result. In contrast, the fund's underweight exposure to high-quality AAA-rated securities - which outpaced lower-quality securities as credit spreads widened - detracted from relative performance. An overweight to the bonds of hospitals, a segment that lagged the index, also hurt. A larger-than-index stake in bonds backed by the state of Illinois further crimped the relative result. Pricing-related factors slightly detracted as well. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management & Research's fair-value processes. Securities within the index, however, are priced by the index provider.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary January 31, 2023 (Unaudited)
Top Five States (% of Fund's net assets)

New York	12.5
Illinois	12.4
Other	8.2
Texas	5.4
California	5.0

Revenue Sources (% of Fund's net assets)
General Obligations	24.8%
Health Care	14.8%
Transportation	12.4%
Education	10.8%
Special Tax	9.6%
Other*	8.0%
State G.O.	5.3%
Others(Individually Less Than 5%)	14.3%
100.0%

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments January 31, 2023
Showing Percentage of Net Assets

Municipal Bonds - 91.6%
	Principal Amount (a)	Value ($)
Alabama - 1.4%
Black Belt Energy Gas District Bonds Series 2022 E, 5%, tender 6/1/28 (b)	10,000,000	10,683,403
Homewood Edl. Bldg. Auth. Rev. Series 2019 A:
4% 12/1/36	960,000	969,214
4% 12/1/38	1,595,000	1,597,165
4% 12/1/41	1,260,000	1,229,377
4% 12/1/44	1,125,000	1,078,967
4% 12/1/49	1,355,000	1,265,369
Infirmary Health Systems Spl. Care Facilities Fing. Auth. Rev. Series 2021 A, 3% 2/1/46	2,865,000	2,165,415
Lower Alabama Gas District Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (b)	7,960,000	7,996,030
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds (Alabama Pwr. Co. Barry Plant Proj.) Series 2008, 2.9%, tender 12/12/23 (b)	3,745,000	3,739,402
Montgomery Med. Clinic Facilities Series 2015:
5% 3/1/25	1,310,000	1,324,483
5% 3/1/36	1,310,000	1,262,308
TOTAL ALABAMA		33,311,133
Alaska - 0.3%
Alaska Hsg. Fin. Corp. Series 2021 A:
4% 6/1/30	1,030,000	1,121,280
5% 6/1/27	700,000	773,184
5% 12/1/27	935,000	1,043,668
5% 6/1/28	1,230,000	1,383,522
Alaska Hsg. Fin. Corp. Mtg. Rev. Series 2022 A, 3% 6/1/51	670,000	659,073
Alaska Int'l. Arpts. Revs. Series 2016 A, 5% 10/1/26	1,325,000	1,418,293
TOTAL ALASKA		6,399,020
Arizona - 1.0%
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A, 5% 12/1/39	620,000	632,915
Arizona State Univ. Revs. Series 2021 C, 5% 7/1/40	1,445,000	1,640,419
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.) Series 2005, 2.4%, tender 8/14/23 (b)	250,000	248,985
Maricopa County Indl. Dev. Auth.:
(Creighton Univ. Proj.) Series 2020, 5% 7/1/47	560,000	599,242
Bonds Series 2019 B, 5%, tender 9/1/24 (b)	610,000	630,009
Maricopa County Indl. Dev. Auth. Sr. Living Facilities:
(Christian Care Mesa II, Inc.) Series 2014 A, 4.5% 1/1/39 (Pre-Refunded to 1/1/24 @ 100)	420,000	427,294
Series 2016:
5.75% 1/1/36 (c)	910,000	721,435
6% 1/1/48 (c)	1,250,000	903,546
Maricopa County Rev.:
Series 2017 D, 3% 1/1/48	3,090,000	2,433,796
Series 2019 E, 3% 1/1/49	1,835,000	1,431,388
Maricopa County Spl. Health Care District Gen. Oblig. Series 2018 C, 5% 7/1/36	2,150,000	2,348,642
Mesa Util. Sys. Rev. Series 2021, 4% 7/1/35	3,665,000	3,893,277
Phoenix Civic Impt. Board Arpt. Rev. Series 2019 A, 5% 7/1/44	1,590,000	1,723,036
Phoenix Civic Impt. Corp. Series 2019 A:
5% 7/1/32	810,000	914,321
5% 7/1/39	470,000	507,983
5% 7/1/45	2,400,000	2,555,636
Phoenix IDA Student Hsg. Rev. (Downtown Phoenix Student Hsg. II LLC Arizona State Univ. Proj.) Series 2019 A, 5% 7/1/59	1,000,000	999,956
Tempe Indl. Dev. Auth. Rev. (Friendship Village of Tempe Proj.) Series 2021 A, 4% 12/1/46	2,020,000	1,525,756
TOTAL ARIZONA		24,137,636
California - 5.0%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds Series 2021 A, 2%, tender 4/1/28 (b)	1,635,000	1,547,983
California Edl. Facilities Auth. Rev. Series 2018 A, 5% 10/1/42	1,255,000	1,333,388
California Gen. Oblig.:
Series 2021:
5% 12/1/35	3,630,000	4,267,469
5% 12/1/36	3,600,000	4,189,541
Series 2022, 5% 4/1/42	12,055,000	13,061,532
California Hsg. Fin. Agcy. Series 2021 1, 3.5% 11/20/35	2,111,702	2,046,030
California Muni. Fin. Auth. Rev. Series 2017 A:
5% 7/1/42	935,000	965,420
5.25% 11/1/36	480,000	489,752
California Muni. Fin. Auth. Student Hsg. (CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/34	2,465,000	2,600,177
5% 5/15/39	1,100,000	1,137,864
California Pub. Fin. Auth. Univ. Hsg. Rev.:
(Claremont Colleges Proj.) Series 2017 A, 5% 7/1/27 (c)	100,000	97,610
(NCCD - Claremont Properties LLC - Claremont Colleges Proj.) Series 2017 A, 5% 7/1/47 (c)	100,000	99,044
California Pub. Works Board Lease Rev. (Various Cap. Projs.) Series 2022 C:
5% 8/1/30	520,000	624,438
5% 8/1/33	965,000	1,172,940
California Statewide Cmntys. Dev. Auth. Rev. Series 2015, 5% 2/1/45	750,000	627,748
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2017 A1, 5% 6/1/28 (Pre-Refunded to 6/1/27 @ 100)	935,000	1,048,284
Long Beach Arpt. Rev.:
Series 2022 A:
5% 6/1/33	470,000	565,262
5% 6/1/34	375,000	448,108
5% 6/1/35	280,000	330,822
5% 6/1/36	750,000	869,710
5% 6/1/37	655,000	749,756
5% 6/1/38	935,000	1,060,401
5% 6/1/39	470,000	531,353
Series 2022 B:
5% 6/1/33	420,000	505,128
5% 6/1/34	375,000	448,108
5% 6/1/35	280,000	330,822
5% 6/1/36	280,000	324,692
5% 6/1/37	470,000	537,993
5% 6/1/38	280,000	317,553
5% 6/1/39	530,000	599,185
Los Angeles Dept. Arpt. Rev. Series B, 5% 5/15/45	8,425,000	9,443,380
Los Angeles Dept. of Wtr. & Pwr. Rev.:
Series 2021 C, 5% 7/1/40	3,695,000	4,238,811
Series 2022 C:
5% 7/1/38	2,350,000	2,747,940
5% 7/1/39	2,100,000	2,440,916
5% 7/1/40	10,400,000	11,992,478
5% 7/1/41	5,000,000	5,727,488
Middle Fork Proj. Fin. Auth. Series 2020:
5% 4/1/24	2,570,000	2,623,052
5% 4/1/25	2,700,000	2,805,558
5% 4/1/26	1,900,000	2,012,084
Mount Diablo Unified School District Series 2022 B:
4% 8/1/31	785,000	884,475
4% 8/1/32	1,105,000	1,242,669
Sacramento City Unified School District Series 2022 A:
5% 8/1/35	1,000,000	1,153,926
5% 8/1/39	2,090,000	2,355,600
5% 8/1/40	3,000,000	3,370,854
San Diego Assoc. of Governments (Mid-Coast Corridor Transit Proj.) Series 2019 A:
5% 11/15/25	1,870,000	1,958,676
5% 11/15/26	1,870,000	2,008,683
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2019 A, 5% 7/1/49	2,665,000	2,835,568
San Diego County Wtr. Auth. Fing. Agcy. Wtr. Rev. Series 2022 A:
5% 5/1/47	2,050,000	2,324,653
5% 5/1/52	3,480,000	3,909,292
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2019 B, 5% 5/1/49	435,000	468,191
Series 2022 B, 5% 5/1/52	6,820,000	7,524,797
Univ. of California Revs. Series 2023 BM, 5% 5/15/36 (d)	670,000	813,636
Washington Township Health Care District Rev.:
Series 2017 A, 5% 7/1/35	750,000	778,437
Series 2017 B:
5% 7/1/29	455,000	480,619
5% 7/1/30	910,000	960,729
TOTAL CALIFORNIA		120,030,625
Colorado - 2.9%
Colorado Health Facilities Auth. Rev. Bonds:
Bonds:
Series 2018 B, 5%, tender 11/20/25 (b)	935,000	992,425
Series 2019 B, 5%, tender 8/1/26 (b)	705,000	744,461
Series 2022 C, 5%, tender 8/15/28 (b)	2,425,000	2,736,289
Series 2018 A, 4% 11/15/48	900,000	862,469
Series 2019 A:
4% 11/1/39	845,000	846,538
5% 11/1/26	1,400,000	1,519,754
5% 11/15/39	1,170,000	1,285,650
Series 2019 A1, 4% 8/1/44	13,820,000	13,298,021
Series 2019 A2:
3.25% 8/1/49	2,195,000	1,665,228
4% 8/1/49	3,360,000	3,159,352
Series 2019 B, 4% 1/1/40	1,560,000	1,585,724
Series 2020 A, 4% 9/1/50	805,000	697,317
Series 2022 A, 5% 5/15/47	6,000,000	6,565,520
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	275,000	280,380
Series 2019 H, 4.25% 11/1/49	160,000	163,314
Series 2022 F, 5.25% 11/1/52	1,805,000	1,932,180
Colorado Reg'l. Trans. District Sales Tax Rev. (Fastracks Proj.) Series 2021 B, 5% 11/1/28	3,535,000	4,069,025
Colorado State Bldg. Excellent Schools Today Ctfs. of Prtn. Series 2018 N:
5% 3/15/37	1,870,000	2,028,554
5% 3/15/38	1,870,000	2,018,882
Denver City & County Board Wtr. Rev. Series 2020 A:
5% 9/15/45	5,070,000	5,664,849
5% 9/15/46	7,770,000	8,665,209
Univ. of Colorado Enterprise Sys. Rev. Bonds:
Series 2019 C, 2%, tender 10/15/24 (b)	6,295,000	6,199,288
Series 2021 C3A, 2%, tender 10/15/25 (b)	830,000	813,276
Series 2021 C3B, 2%, tender 10/15/26 (b)	700,000	681,633
Vauxmont Metropolitan District:
Series 2019, 5% 12/15/26 (Assured Guaranty Muni. Corp. Insured)	126,000	135,779
Series 2020, 5% 12/1/50 (Assured Guaranty Muni. Corp. Insured)	1,404,000	1,466,783
TOTAL COLORADO		70,077,900
Connecticut - 3.5%
Bridgeport Gen. Oblig. Series 2019 A:
5% 2/1/23 (Build America Mutual Assurance Insured)	590,000	590,000
5% 2/1/25 (Build America Mutual Assurance Insured)	625,000	655,551
Connecticut Gen. Oblig.:
Series 2015 B, 5% 6/15/32	250,000	264,695
Series 2016 B:
5% 5/15/25	935,000	990,872
5% 5/15/26	510,000	554,895
Series 2017 A, 5% 4/15/33	230,000	253,104
Series 2018 A, 5% 4/15/38	935,000	1,013,800
Series 2019 A, 5% 4/15/26	615,000	667,784
Series 2020 A:
4% 1/15/34	2,105,000	2,281,901
5% 1/15/40	1,870,000	2,050,598
Series 2021 A:
3% 1/15/39	785,000	708,161
3% 1/15/40	950,000	839,652
Series 2022 B, 4% 1/15/37	9,400,000	9,863,512
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1, 5% 7/1/42	3,120,000	3,258,579
Bonds:
Series 2017 C2, 2.8%, tender 2/3/26 (b)(d)	8,750,000	8,740,158
Series 2020 B:
5%, tender 1/1/25 (b)	2,250,000	2,345,273
5%, tender 1/1/27 (b)	1,665,000	1,794,987
Series 2019 A:
4% 7/1/49	1,635,000	1,442,579
5% 7/1/27 (c)	555,000	553,251
5% 7/1/34 (c)	685,000	670,924
Series 2019 Q-1:
5% 11/1/24	430,000	448,948
5% 11/1/26	470,000	515,314
Series 2020 K:
4% 7/1/45	2,680,000	2,618,278
5% 7/1/40	985,000	1,064,892
Series 2021 G:
4% 3/1/46	865,000	858,148
4% 3/1/51	1,390,000	1,363,140
Series 2021 S, 4% 6/1/51	855,000	807,382
Series 2022 M:
4% 7/1/39	1,040,000	1,038,958
4% 7/1/40	1,075,000	1,064,744
4% 7/1/52	5,490,000	5,277,417
5% 7/1/32	1,485,000	1,700,434
Series A, 5% 7/1/26	935,000	966,133
Series K1:
5% 7/1/32	985,000	1,018,796
5% 7/1/33	765,000	789,835
5% 7/1/35	1,030,000	1,052,360
Series K3, 5% 7/1/43	330,000	328,169
Series R:
4% 7/1/36	935,000	945,889
5% 6/1/32	515,000	593,315
5% 6/1/33	350,000	400,811
5% 6/1/34	540,000	615,159
5% 6/1/35	815,000	917,070
Connecticut Hsg. Fin. Auth. Series 2021 B1, 3% 11/15/49	1,370,000	1,348,949
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2020 A, 5% 5/1/40	8,000,000	8,948,169
Series A, 5% 9/1/33	4,680,000	4,863,076
Stratford Gen. Oblig. Series 2019, 5% 1/1/28	3,640,000	3,973,882
Univ. of Connecticut Gen. Oblig. Series 2019 A, 5% 11/1/25	465,000	498,827
TOTAL CONNECTICUT		83,558,371
District Of Columbia - 1.4%
District of Columbia Gen. Oblig. Series 2017 D, 5% 6/1/42	470,000	505,034
District of Columbia Rev. Series 2018:
5% 10/1/23	330,000	335,099
5% 10/1/25	465,000	490,535
5% 10/1/26	775,000	832,821
5% 10/1/27	845,000	924,695
5% 10/1/43	2,880,000	2,994,389
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Bonds Series 2019 C, 1.75%, tender 10/1/24 (b)	3,020,000	2,942,187
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev.:
(Dulles Metrorail and Cap. Impt. Projs.):
Series 2019 A:
5% 10/1/38	1,405,000	1,514,134
5% 10/1/44	7,485,000	7,957,981
Series 2019 B:
3% 10/1/50 (Assured Guaranty Muni. Corp. Insured)	6,425,000	4,957,894
5% 10/1/47	7,020,000	7,390,653
Series 2009 B, 0% 10/1/32 (Assured Guaranty Corp. Insured)	1,665,000	1,210,924
Metropolitan Washington DC Arpts. Auth. Sys. Rev. Series 2019 B, 5% 10/1/25	1,500,000	1,606,702
TOTAL DISTRICT OF COLUMBIA		33,663,048
Florida - 3.5%
Atlantic Beach Health Care Facilities Series A, 5% 11/15/43	790,000	775,914
Broward County School Board Ctfs. of Prtn. Series 2016, 5% 7/1/26	1,375,000	1,497,386
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A, 5% 10/1/30	750,000	776,002
Central Florida Expressway Auth. Sr. Lien Rev.:
Orlando & Orange County Expressway Auth. Rev. Series 2017, 5% 7/1/39	1,870,000	1,998,886
Series 2021:
4% 7/1/38 (Assured Guaranty Muni. Corp. Insured)	1,065,000	1,105,979
4% 7/1/39 (Assured Guaranty Muni. Corp. Insured)	930,000	958,131
5% 7/1/32 (Assured Guaranty Muni. Corp. Insured)	2,810,000	3,379,607
5% 7/1/33 (Assured Guaranty Muni. Corp. Insured)	2,490,000	2,984,672
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A:
3% 8/15/50 (Assured Guaranty Muni. Corp. Insured)	1,805,000	1,370,219
4% 8/15/45	765,000	726,905
Florida Higher Edl. Facilities Fing. Auth.:
(St. Leo Univ. Proj.) Series 2019:
5% 3/1/23	375,000	375,233
5% 3/1/24	235,000	236,686
5% 3/1/25	625,000	632,231
Series 2019, 5% 10/1/23	235,000	237,543
Florida Hsg. Fin. Corp. Rev. Series 2019 1, 4% 7/1/50	6,460,000	6,541,129
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/29	2,315,000	2,411,898
5% 10/1/35	935,000	964,421
Hillsborough County Aviation Auth. Rev. Series 2018 F:
5% 10/1/37	1,415,000	1,560,154
5% 10/1/43	1,870,000	2,013,546
Hillsborough County School Board Ctfs. of Prtn. Series 2020 A, 5% 7/1/27	4,680,000	5,174,343
Jacksonville Spl. Rev. Series 2022 A:
5% 10/1/23	205,000	208,345
5% 10/1/24	465,000	484,325
5% 10/1/25	360,000	384,740
5% 10/1/26	255,000	278,954
5% 10/1/27	205,000	229,374
5% 10/1/28	405,000	462,812
5% 10/1/29	350,000	407,763
5% 10/1/30	330,000	391,699
5% 10/1/32	305,000	373,837
Lee County School Board Ctfs. Series 2019 A:
5% 8/1/27	3,750,000	4,136,620
5% 8/1/28	1,890,000	2,116,229
Lee Memorial Health Sys. Hosp. Rev. Series 2019 A1:
5% 4/1/26	935,000	1,001,252
5% 4/1/44	3,030,000	3,163,574
Manatee County School District Series 2017, 5% 10/1/28 (Assured Guaranty Muni. Corp. Insured)	2,340,000	2,569,198
Miami-Dade County Aviation Rev. Series 2020 A, 4% 10/1/37	1,870,000	1,897,650
Miami-Dade County School Board Ctfs. of Prtn. Series 2015 B, 5% 5/1/28	1,605,000	1,690,103
Miami-Dade County School District Series 2015, 5% 3/15/26	1,445,000	1,518,746
Miami-Dade County Wtr. & Swr. Rev. Series 2019 B, 4% 10/1/49	3,745,000	3,646,072
Orange County Health Facilities Auth. Series 2022, 4% 10/1/52	1,365,000	1,285,494
Orange County School Board Ctfs. of Prtn. Series 2015 D, 5% 8/1/30 (Pre-Refunded to 8/1/25 @ 100)	820,000	873,142
Palm Beach County Health Facilities Auth. Hosp. Rev. (Jupiter Med. Ctr. Proj.) Series 2022, 5% 11/1/52	2,850,000	2,933,757
Pasco County School Board Ctfs. of Prtn. Series 2018 A, 5% 8/1/35 (Build America Mutual Assurance Insured)	1,870,000	2,086,657
Pinellas County Hsg. Fin. Auth. Bonds Series 2021 B, 0.65%, tender 7/1/24 (b)	1,165,000	1,112,862
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017, 5% 8/15/28	1,450,000	1,596,920
St. Johns County School Board (School Board of St. Johns County, Florida Master Lease Prog.) Series 2019 A:
5% 7/1/24	750,000	777,308
5% 7/1/25	1,360,000	1,441,616
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/55	955,000	967,516
Series 2015 A, 5% 12/1/40	1,570,000	1,595,188
Tampa Hosp. Rev. (H. Lee Moffitt Cancer Ctr. Proj.):
Series 2016 B, 5% 7/1/37	900,000	934,551
Series 2020 B:
4% 7/1/45	2,810,000	2,721,365
5% 7/1/40	655,000	692,473
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 A:
0% 9/1/38	935,000	500,893
0% 9/1/39	795,000	401,805
0% 9/1/40	935,000	444,337
0% 9/1/41	935,000	416,681
0% 9/1/42	935,000	390,129
0% 9/1/45	1,730,000	598,188
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44	230,000	244,501
5% 10/15/49	425,000	449,408
TOTAL FLORIDA		83,146,969
Georgia - 4.9%
Brookhaven Dev. Auth. Rev. Series 2019 A, 5% 7/1/36	935,000	1,045,610
Burke County Indl. Dev. Auth. Poll. Cont. Rev.:
(Georgia Transmission Corp. Proj.) Series 2012, 2.75% 1/1/52 (b)	2,230,000	1,562,038
Bonds (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994:
2.15%, tender 6/13/24 (b)	5,950,000	5,830,732
2.25%, tender 5/25/23 (b)	1,720,000	1,716,572
Series 2013 1st, 2.925%, tender 3/12/24 (b)	2,170,000	2,152,277
Coweta County Dev. Auth. Rev. (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5% 7/1/44	4,680,000	4,926,000
Fayette County Hosp. Auth. Rev. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/24 (b)	750,000	764,065
Fulton County Dev. Auth. Rev.:
Series 2019 C, 5% 7/1/28	1,265,000	1,440,985
Series 2019, 4% 6/15/49	180,000	178,261
Gainesville & Hall County Hosp. Auth. Rev. Series 2020 A, 3% 2/15/47	6,980,000	5,503,203
Georgia Muni. Elec. Auth. Pwr. Rev. Series 2019 A:
4% 1/1/49	1,735,000	1,650,648
5% 1/1/26	1,145,000	1,217,557
5% 1/1/30	385,000	430,685
5% 1/1/39	1,135,000	1,202,909
5% 1/1/44	1,490,000	1,549,403
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/36	1,385,000	1,406,052
4% 7/1/43	1,445,000	1,420,491
Main Street Natural Gas, Inc. Bonds:
Series 2019 B, 4%, tender 12/2/24 (b)	2,470,000	2,486,241
Series 2021 A, 4%, tender 9/1/27 (b)	37,435,000	38,154,516
Series 2022 B, 5%, tender 6/1/29 (b)	5,210,000	5,506,516
Series 2022 E, 4%, tender 12/1/29 (b)	12,405,000	12,425,661
Series 2023 A, 5%, tender 6/1/30 (b)(d)	13,445,000	14,270,050
Monroe County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Scherer Proj.) Series 1995, 2.25% 7/1/25	1,040,000	1,002,800
Paulding County Hosp. Auth. Rev. Series 2022 A:
5% 4/1/26	200,000	214,109
5% 4/1/27	165,000	179,897
5% 4/1/28	375,000	415,658
5% 4/1/29	325,000	365,347
5% 4/1/30	235,000	267,356
5% 4/1/31	280,000	322,077
5% 4/1/32	185,000	215,374
Private Colleges & Univs. Auth. Rev.:
(The Savannah College of Art & Design Projs.) Series 2021:
4% 4/1/38	815,000	824,238
5% 4/1/27	375,000	407,468
5% 4/1/31	560,000	646,794
5% 4/1/36	450,000	498,953
Series 2020 B:
4% 9/1/38	2,810,000	2,899,813
4% 9/1/39	1,370,000	1,410,746
5% 9/1/31	1,295,000	1,543,236
Series A:
5% 6/1/23	395,000	398,029
5% 6/1/24	650,000	669,457
TOTAL GEORGIA		119,121,824
Hawaii - 0.2%
Hawaii Gen. Oblig.:
Series 2020 C, 4% 7/1/40	870,000	882,145
Series FG, 5% 10/1/27	935,000	1,027,324
Honolulu City & County Gen. Oblig.:
Series 2018 A, 5% 9/1/41	1,870,000	2,056,027
Series 2019 A, 5% 9/1/24	715,000	744,772
Honolulu City and County Wastewtr. Sys. Series 2015 A, 5% 7/1/40 (Pre-Refunded to 7/1/25 @ 100)	830,000	880,814
TOTAL HAWAII		5,591,082
Idaho - 0.3%
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
Series 2019 A, 4% 1/1/50	75,000	76,064
Series 2021 A:
5% 7/15/29	2,810,000	3,244,547
5% 7/15/30	935,000	1,095,708
5% 7/15/31	600,000	714,966
5% 7/15/32	1,170,000	1,386,318
TOTAL IDAHO		6,517,603
Illinois - 12.4%
Champaign County Cmnty. Unit:
Series 2019:
4% 6/1/26	95,000	100,033
4% 6/1/27	775,000	825,830
4% 6/1/28	585,000	632,210
4% 6/1/29	1,450,000	1,586,859
4% 6/1/30	935,000	1,020,001
4% 6/1/31	1,170,000	1,272,689
4% 6/1/34	935,000	1,001,334
4% 6/1/35	1,205,000	1,280,856
4% 6/1/36	1,475,000	1,544,660
Series 2020 A:
5% 1/1/29	630,000	708,940
5% 1/1/30	585,000	655,444
5% 1/1/31	795,000	888,557
5% 1/1/33	1,545,000	1,717,805
Chicago Board of Ed.:
Series 2012 A, 5% 12/1/42	50,000	49,897
Series 2015 C:
5.25% 12/1/35	1,870,000	1,881,357
5.25% 12/1/39	40,000	40,191
Series 2016 A, 7% 12/1/44	2,995,000	3,192,795
Series 2017 C, 5% 12/1/25	290,000	299,162
Series 2017 D, 5% 12/1/31	865,000	897,394
Series 2017 H, 5% 12/1/36	650,000	662,980
Series 2018 A, 5% 12/1/27	185,000	193,788
Series 2018 C:
5% 12/1/24	100,000	102,240
5% 12/1/25	505,000	520,955
5% 12/1/27	505,000	528,990
5% 12/1/46	4,695,000	4,676,794
Series 2019 A:
5% 12/1/23	2,010,000	2,030,748
5% 12/1/28	240,000	253,253
5% 12/1/29	750,000	796,703
5% 12/1/30	575,000	605,420
5% 12/1/31	600,000	631,050
Series 2021 A, 5% 12/1/38	1,200,000	1,232,614
Series 2021 B, 5% 12/1/31	1,250,000	1,330,638
Series 2022 A, 5% 12/1/47	2,085,000	2,096,922
Series 2022 B:
4% 12/1/35	1,760,000	1,674,746
4% 12/1/36	2,915,000	2,749,065
Chicago Gen. Oblig.:
Series 2003 B, 5.5% 1/1/30	1,685,000	1,733,568
Series 2019 A:
5% 1/1/28	1,250,000	1,319,339
5% 1/1/40	2,200,000	2,229,098
Series 2020 A:
5% 1/1/26	1,955,000	2,023,947
5% 1/1/27	1,425,000	1,490,167
5% 1/1/30	1,860,000	1,996,421
5% 1/1/32	1,215,000	1,298,403
Series 2021 A:
5% 1/1/31	1,400,000	1,513,223
5% 1/1/32	4,485,000	4,828,050
5% 1/1/34	795,000	850,667
Series 2021 B:
4% 1/1/32	1,193,000	1,191,356
4% 1/1/38	2,890,000	2,711,920
Chicago Midway Arpt. Rev. Series 2013 B, 5% 1/1/25	580,000	581,081
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2015 B, 5% 1/1/32	935,000	976,008
Series 2018 B:
4% 1/1/44	1,990,000	1,973,155
5% 1/1/36	2,105,000	2,322,022
5% 1/1/37	3,040,000	3,328,220
5% 1/1/48	9,830,000	10,370,386
5% 1/1/53	360,000	378,213
Series 2020 A:
4% 1/1/37	3,105,000	3,184,998
4% 1/1/38	655,000	662,231
Series 2022 D:
5% 1/1/36	2,000,000	2,297,409
5% 1/1/37	2,400,000	2,727,547
Cook County Cmnty. Consolidated School District No. 59 Series 2020:
4% 3/1/24	840,000	854,306
5% 3/1/25	795,000	838,250
5% 3/1/26	1,155,000	1,251,487
5% 3/1/27	1,165,000	1,295,306
5% 3/1/28	1,265,000	1,436,114
Cook County Gen. Oblig.:
Series 2021 A:
5% 11/15/31	3,415,000	3,949,831
5% 11/15/32	2,245,000	2,588,710
5% 11/15/33	2,200,000	2,522,773
Series 2021 B:
4% 11/15/25	580,000	602,993
4% 11/15/26	295,000	311,181
4% 11/15/27	300,000	319,547
4% 11/15/28	150,000	161,113
Series 2022 A, 5% 11/15/29	940,000	1,071,618
Cook County Sales Tax Rev. Series 2022 A, 5% 11/15/42	10,000,000	10,900,654
DuPage & Cook Counties Cmnty. Unit School District #205 Series 2022, 4% 9/15/42	7,900,000	8,010,061
Illinois Fin. Auth.:
(Bradley Univ. Proj.) Series 2021 A, 4% 8/1/38	1,125,000	1,054,776
Bonds Series 2022 B1, 5%, tender 8/15/25 (b)	6,035,000	6,344,573
Series 2020 A:
3% 5/15/50	5,655,000	4,112,971
3% 5/15/50 (Build America Mutual Assurance Insured)	2,620,000	1,984,664
3.25% 8/15/49	1,025,000	830,114
Series 2022 A:
5.25% 10/1/52	4,525,000	4,430,610
5.5% 10/1/47	1,010,000	1,026,117
Illinois Fin. Auth. Academic Facilities (Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A:
5% 10/1/27	225,000	247,668
5% 10/1/28	185,000	207,335
5% 10/1/44	935,000	982,458
5% 10/1/49	1,170,000	1,222,243
5% 10/1/51	935,000	974,539
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/31	200,000	210,980
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A, 5% 7/15/25	280,000	296,691
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	4,820,000	4,632,956
5% 5/15/43	45,000	46,401
(Presence Health Proj.) Series 2016 C, 5% 2/15/36	935,000	987,085
Series 2015 A:
4.125% 11/15/37	635,000	641,662
5% 11/15/45	9,360,000	9,441,898
Series 2016 A:
3% 10/1/37	1,455,000	1,256,250
5% 2/15/24	795,000	814,243
5% 8/15/25	1,100,000	1,166,350
Series 2016 C, 5% 2/15/31	2,340,000	2,555,265
Series 2016:
4% 12/1/35	335,000	337,535
5% 12/1/40	2,010,000	2,057,695
5% 12/1/46	11,605,000	11,743,120
Series 2018 A, 5% 10/1/41	2,810,000	3,040,386
Series 2019, 4% 9/1/35	420,000	379,969
Illinois Gen. Oblig.:
Series 2006, 5.5% 1/1/28	4,680,000	5,156,673
Series 2014, 5% 2/1/26	515,000	524,909
Series 2016:
4% 2/1/30 (Assured Guaranty Muni. Corp. Insured)	2,590,000	2,693,939
5% 2/1/26	4,930,000	5,206,755
5% 2/1/27	575,000	614,968
Series 2017 C, 5% 11/1/29	2,440,000	2,605,908
Series 2017 D:
5% 11/1/25	1,110,000	1,168,143
5% 11/1/27	2,835,000	3,055,178
Series 2018 A:
5% 10/1/24	470,000	486,035
5% 10/1/28	935,000	1,015,265
5% 10/1/29	1,495,000	1,615,135
Series 2018 B, 5% 10/1/26	935,000	996,055
Series 2019 B, 5% 9/1/24	470,000	485,307
Series 2020 B:
4% 10/1/32	2,570,000	2,630,111
5% 10/1/28	4,060,000	4,408,531
Series 2020, 5.5% 5/1/39	5,925,000	6,432,855
Series 2021 A:
5% 3/1/28	4,000,000	4,323,516
5% 3/1/32	180,000	197,398
5% 3/1/33	935,000	1,020,959
5% 3/1/34	935,000	1,015,705
5% 3/1/46	1,870,000	1,922,478
Series 2021 B, 4% 12/1/34	1,655,000	1,668,676
Series 2022 A:
5% 3/1/29	2,060,000	2,243,299
5% 3/1/32	1,000,000	1,106,793
5% 3/1/34	3,640,000	3,986,924
5.25% 3/1/37	1,600,000	1,743,019
Series 2022 B, 5% 3/1/32	2,060,000	2,279,959
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2019 A, 5% 1/1/44	460,000	497,117
Series A:
5% 1/1/38	945,000	1,057,714
5% 1/1/41	205,000	225,383
Kane & DeKalb Counties Cmnty. Unit School District #302 Series 2018, 5% 2/1/26	1,880,000	2,019,857
Kane County School District No. 131 Series 2020 A:
4% 12/1/30 (Assured Guaranty Muni. Corp. Insured)	430,000	467,502
4% 12/1/31 (Assured Guaranty Muni. Corp. Insured)	575,000	624,126
4% 12/1/33 (Assured Guaranty Muni. Corp. Insured)	240,000	257,276
4% 12/1/35 (Assured Guaranty Muni. Corp. Insured)	255,000	267,303
4% 12/1/36 (Assured Guaranty Muni. Corp. Insured)	235,000	243,400
4% 12/1/38 (Assured Guaranty Muni. Corp. Insured)	545,000	557,077
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.) Series 2010 B1:
0% 6/15/43 (Assured Guaranty Muni. Corp. Insured)	2,995,000	1,194,624
0% 6/15/46 (Assured Guaranty Muni. Corp. Insured)	7,485,000	2,545,871
0% 6/15/47 (Assured Guaranty Muni. Corp. Insured)	2,365,000	763,099
Series 2002 A, 0% 6/15/35 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	750,000	448,235
Series 2002, 0% 12/15/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,050,000	3,859,345
Series 2010 B1, 0% 6/15/26 (Assured Guaranty Muni. Corp. Insured)	1,055,000	949,058
Series 2017 A, 5% 6/15/57	6,200,000	6,231,516
Series 2020 A:
4% 6/15/50	8,380,000	7,468,888
5% 6/15/50	6,840,000	6,942,586
Series 2020 B, 5% 6/15/42	2,520,000	2,598,510
Series 2022 A:
0% 12/15/35	730,000	410,074
0% 12/15/36	970,000	513,995
0% 12/15/37	1,175,000	589,019
0% 6/15/40	985,000	427,998
0% 6/15/41	1,355,000	551,144
Northern Illinois Univ. Revs. Series 2020 B:
4% 4/1/36 (Build America Mutual Assurance Insured)	1,215,000	1,229,421
4% 4/1/38 (Build America Mutual Assurance Insured)	1,215,000	1,212,705
4% 4/1/40 (Build America Mutual Assurance Insured)	815,000	795,478
Railsplitter Tobacco Settlement Auth. Rev. Series 2017, 5% 6/1/27	1,125,000	1,213,539
Univ. of Illinois Board of Trustees Ctfs. of Prtn. Series 2014 C, 5% 3/15/23	200,000	200,513
Univ. of Illinois Rev. Series 2018 A, 5% 4/1/29	95,000	105,982
TOTAL ILLINOIS		297,883,695
Indiana - 0.3%
Indiana Fin. Auth. Health Sys. Rev. Bonds Series 2019 B, 2.25%, tender 7/1/25 (b)	545,000	536,176
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001 A2, 2%, tender 2/1/23 (b)	320,000	320,000
Indiana Hsg. & Cmnty. Dev. Auth.:
(Glasswater Creek of Whitestown Proj.) Series 2020, 5.375% 10/1/40 (c)	695,000	580,211
Series 2019 B, 3.5% 1/1/49	465,000	465,132
Series 2021 C1, 3% 1/1/52	530,000	520,542
Series A:
3.75% 1/1/49	2,330,000	2,347,232
5% 1/1/28	305,000	341,794
5% 7/1/28	305,000	345,270
5% 1/1/29	305,000	345,971
5% 7/1/29	255,000	290,969
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019, 5% 4/1/43	1,455,000	1,536,380
Series 2020, 5% 4/1/32	715,000	797,453
TOTAL INDIANA		8,427,130
Iowa - 0.6%
Iowa Fin. Auth. Rev.:
Series 2018 B, 5% 2/15/48	935,000	976,126
Series 2019 A1, 5% 5/15/55	3,635,000	3,016,009
Series A, 5% 5/15/48	2,505,000	2,140,460
Iowa Higher Ed. Ln. Auth. Rev. (Grinnell College Proj.) Series 2017, 5% 12/1/46	5,545,000	5,914,803
Tobacco Settlement Auth. Tobacco Settlement Rev.:
Series 2021 A2, 4% 6/1/49	1,125,000	1,025,716
Series 2021 B1, 4% 6/1/49	1,370,000	1,369,939
TOTAL IOWA		14,443,053
Kentucky - 2.6%
Ashland Med. Ctr. Rev. Series 2019:
3% 2/1/40 (Assured Guaranty Muni. Corp. Insured)	1,350,000	1,132,519
4% 2/1/36	710,000	700,540
4% 2/1/37	540,000	526,252
5% 2/1/24	1,105,000	1,126,559
5% 2/1/25	885,000	914,259
Boyle County Edl. Facilities Rev. Series 2017, 5% 6/1/37	300,000	316,390
Carroll County Poll. Ctlr Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2016 A, 1.55%, tender 9/1/26 (b)	6,250,000	5,801,410
Kenton County Arpt. Board Arpt. Rev. Series 2019:
5% 1/1/38	685,000	754,957
5% 1/1/39	645,000	706,790
5% 1/1/49	2,340,000	2,492,092
Kentucky Econ. Dev. Fin. Auth. Series 2019 A2, 5% 8/1/49	3,180,000	3,275,353
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 112) Series 2016 B, 5% 11/1/27	1,025,000	1,114,589
(Proj. No. 119) Series 2018:
5% 5/1/28	935,000	1,047,573
5% 5/1/38	3,745,000	4,010,772
Series 2017:
5% 4/1/25	3,205,000	3,373,646
5% 4/1/26	3,245,000	3,501,582
Series A:
4% 11/1/34	1,170,000	1,234,361
4% 11/1/35	375,000	390,024
4% 11/1/36	935,000	963,749
4% 11/1/37	1,170,000	1,194,967
5% 8/1/27	375,000	397,146
5% 11/1/29	1,035,000	1,169,456
Series B:
5% 8/1/25	2,775,000	2,945,808
5% 8/1/26	1,785,000	1,934,586
5% 5/1/27	1,870,000	2,054,707
Kentucky, Inc. Pub. Energy:
Bonds:
Series A, 4%, tender 6/1/26 (b)	10,775,000	10,795,143
Series C1, 4%, tender 6/1/25 (b)	1,870,000	1,875,154
Series A:
4% 6/1/23	545,000	545,798
4% 12/1/24	470,000	473,364
4% 6/1/25	545,000	549,629
Louisville & Jefferson County:
Bonds:
Series 2020 C, 5%, tender 10/1/26 (b)	490,000	521,809
Series 2020 D, 5%, tender 10/1/29 (b)	590,000	656,892
Series 2016 A, 5% 10/1/31	90,000	95,978
Series 2020 A:
3% 10/1/43	4,225,000	3,477,874
4% 10/1/39	1,405,000	1,381,734
TOTAL KENTUCKY		63,453,462
Louisiana - 0.5%
Calcasieu Parish Memorial Hosp. (Lake Charles Memorial Hosp. Proj.) Series 2019:
4% 12/1/23	1,135,000	1,140,065
4% 12/1/24	1,145,000	1,153,195
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2017 A, 5% 7/1/47	1,890,000	1,934,520
Louisiana Pub. Facilities Auth. Rev.:
(Ochsner Clinic Foundation Proj.) Series 2017, 5% 5/15/27	830,000	900,054
Series 2018 E:
5% 7/1/32	1,375,000	1,522,783
5% 7/1/33	1,120,000	1,234,133
5% 7/1/34	1,295,000	1,417,393
St. John Baptist Parish Rev.:
(Marathon Oil Corp.) Series 2017, 2.2% 6/1/37 (b)	1,400,000	1,319,023
Bonds (Marathon Oil Corp.) Series 2017:
2%, tender 4/1/23 (b)	1,320,000	1,317,609
2.1%, tender 7/1/24 (b)	635,000	621,804
TOTAL LOUISIANA		12,560,579
Maine - 0.3%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43 (Pre-Refunded to 7/1/23 @ 100)	95,000	95,942
Series 2017 B, 5% 7/1/33	260,000	281,003
Series 2021 A, 4% 7/1/46	2,865,000	2,743,607
Maine Hsg. Auth. Mtg.:
Series 2022 E, 5% 11/15/52	1,125,000	1,198,590
Series C, 3.5% 11/15/46	1,430,000	1,428,257
Maine Tpk. Auth. Tpk. Rev. Series 2018, 5% 7/1/47	470,000	502,188
TOTAL MAINE		6,249,587
Maryland - 2.8%
Baltimore County Gen. Oblig. Series 2021, 5% 3/1/34	6,895,000	8,262,839
Hsg. Opportunities Commission of Montgomery County Series 2021 C, 0.8% 7/1/25	375,000	354,798
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	310,000	313,530
Series 2019 C:
5% 9/1/27	680,000	750,420
5% 9/1/28	110,000	123,407
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A, 5% 6/1/24	935,000	961,749
Maryland Gen. Oblig. Series 2022 A:
5% 6/1/35	15,000,000	18,064,542
5% 6/1/36	3,895,000	4,631,738
5% 6/1/37	10,000,000	11,818,332
Maryland Health & Higher Edl. Series 2021 A:
3% 7/1/51	3,325,000	2,502,500
4% 6/1/55	585,000	521,757
5% 6/1/31	330,000	370,528
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 2020 B:
5% 4/15/24	660,000	678,199
5% 4/15/25	860,000	905,383
Maryland Stadium Auth. Series 2022 A:
5% 6/1/47	5,725,000	6,439,229
5% 6/1/52	1,350,000	1,508,673
Maryland Stadium Auth. Built to Learn Rev.:
Series 2021, 4% 6/1/46	675,000	669,066
Series 2022 A, 4% 6/1/35	2,340,000	2,474,812
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2020, 5% 7/1/40	4,615,000	5,182,982
TOTAL MARYLAND		66,534,484
Massachusetts - 2.0%
Massachusetts Commonwealth Trans. Fund Rev. (Rail Enhancement Prog.) Series 2021 B, 5% 6/1/37	4,170,000	4,618,095
Massachusetts Dev. Fin. Agcy. Rev.:
Caregroup, Inc. Series 2015 H-1, 5% 7/1/25	1,285,000	1,353,759
Series 2016, 5% 10/1/41	1,000,000	1,002,918
Series 2017 A, 5% 1/1/36	2,260,000	2,364,020
Series 2017, 5% 7/1/47	885,000	896,423
Series 2018, 5% 1/1/43	1,250,000	1,281,467
Series 2019 A, 5% 7/1/26	1,640,000	1,742,086
Series 2019 K:
5% 7/1/25	770,000	811,202
5% 7/1/26	1,015,000	1,091,489
5% 7/1/27	1,220,000	1,338,153
Series 2019:
5% 7/1/25	615,000	643,208
5% 7/1/26	345,000	366,591
5% 7/1/28	515,000	561,656
5% 7/1/29	470,000	518,180
5% 9/1/59	3,490,000	3,653,182
Series 2020 A, 4% 7/1/45	3,425,000	3,157,939
Series 2021 V, 5% 7/1/55	4,980,000	6,004,395
Series J2, 5% 7/1/53	3,535,000	3,598,669
Series M:
4% 10/1/50	3,485,000	3,105,317
5% 10/1/45	2,625,000	2,726,582
Massachusetts Gen. Oblig.:
Series 2019 C, 5% 5/1/49	1,525,000	1,648,442
Series E, 5% 11/1/50	3,175,000	3,480,178
Massachusetts Hsg. Fin. Auth. Series 2021 223, 3% 6/1/47	2,270,000	2,235,449
TOTAL MASSACHUSETTS		48,199,400
Michigan - 1.9%
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/37 (Assured Guaranty Muni. Corp. Insured)	140,000	142,606
Detroit Gen. Oblig. Series 2021 A, 5% 4/1/50	800,000	782,710
Flint Hosp. Bldg. Auth. Rev. Series 2020:
4% 7/1/41	990,000	866,464
5% 7/1/25	435,000	450,634
5% 7/1/26	400,000	421,049
5% 7/1/27	620,000	661,910
5% 7/1/28	865,000	935,757
Grand Rapids Pub. Schools Series 2019, 5% 11/1/26 (Assured Guaranty Muni. Corp. Insured)	860,000	937,420
Grand Traverse County Hosp. Fin. Auth. Series 2021, 3% 7/1/51	1,020,000	772,121
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2022 A:
5% 7/1/37	3,175,000	3,589,552
5% 7/1/38	1,325,000	1,492,666
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev. Series 2022 A:
5% 7/1/37	750,000	849,219
5% 7/1/38	1,000,000	1,126,540
Lake Orion Cmnty. School District Series 2019, 5% 5/1/24	470,000	484,565
Lansing Cmnty. College Series 2019, 5% 5/1/44	4,745,000	5,160,405
Michigan Fin. Auth. Rev.:
(Henry Ford Health Sys. Proj.) Series 2016, 5% 11/15/25	3,950,000	4,194,523
(Trinity Health Proj.) Series 2017, 5% 12/1/37	935,000	1,011,650
Bonds:
Series 2019 B, 5%, tender 11/16/26 (b)	1,235,000	1,331,141
Series 2019 MI2, 5%, tender 2/1/25 (b)	695,000	727,587
Series 2015, 5% 11/15/28	1,315,000	1,365,891
Series 2016, 5% 11/15/26	795,000	861,605
Series 2019 A:
3% 12/1/49	2,045,000	1,590,787
4% 12/1/49	745,000	721,911
5% 11/15/48	270,000	279,706
Series 2020 A, 4% 6/1/49	810,000	731,624
Series 2020, 5% 6/1/40	470,000	488,166
Oakland Univ. Rev.:
Series 2016, 5% 3/1/41	760,000	795,696
Series 2019 A, 5% 3/1/31	545,000	617,603
Series 2019:
5% 3/1/32	610,000	688,577
5% 3/1/33	585,000	655,417
5% 3/1/34	655,000	729,386
5% 3/1/35	655,000	724,067
5% 3/1/36	750,000	821,826
5% 3/1/37	840,000	913,324
5% 3/1/38	1,240,000	1,339,187
5% 3/1/39	840,000	903,773
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D, 5% 9/1/23 (Escrowed to Maturity)	490,000	497,258
Univ. of Michigan Rev. Series 2020 A, 5% 4/1/50	3,745,000	4,166,222
TOTAL MICHIGAN		44,830,545
Minnesota - 0.4%
City of White Bear Lake (YMCA of Greater Twin Cities Proj.) Series 2018:
5% 6/1/23	480,000	482,723
5% 6/1/27	470,000	503,143
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A, 5% 2/15/43	470,000	487,472
Hennepin County Reg'l. Railroad Auth. Series 2019, 5% 12/1/28	1,985,000	2,307,772
Minnesota Higher Ed. Facilities Auth. Rev.:
Series 2016 A, 5% 5/1/46	1,365,000	1,284,469
Series 2018 A, 5% 10/1/45	5,000	5,190
Saint Cloud Health Care Rev. Series 2019:
4% 5/1/49	505,000	489,533
5% 5/1/48	630,000	656,069
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (b)(c)	1,340,000	1,328,833
St. Paul Hsg. & Redev. Auth. Health Care Facilities Rev. Series 2015 A, 5% 7/1/29	2,095,000	2,193,912
TOTAL MINNESOTA		9,739,116
Mississippi - 0.1%
Mississippi Hosp. Equip. & Facilities Auth.:
Bonds Series II, 5%, tender 3/1/27 (b)	565,000	600,162
Series I:
5% 10/1/23	515,000	522,274
5% 10/1/24	500,000	517,213
5% 10/1/26	610,000	655,951
5% 10/1/28	935,000	1,036,987
TOTAL MISSISSIPPI		3,332,587
Missouri - 1.1%
Kansas City Wtr. Rev. Series 2020 A:
4% 12/1/32	630,000	689,808
4% 12/1/34	375,000	405,686
4% 12/1/36	655,000	691,102
4% 12/1/37	470,000	491,995
4% 12/1/40	470,000	482,490
5% 12/1/28	545,000	630,697
5% 12/1/29	330,000	388,382
5% 12/1/30	620,000	743,585
5% 12/1/35	560,000	655,305
Missouri Health & Edl. Facilities Rev.:
Series 2017 A, 5% 10/1/42	2,200,000	2,344,811
Series 2019 A:
4% 10/1/48	4,480,000	4,438,784
5% 10/1/46	430,000	467,243
Missouri Hsg. Dev. Commission Single Family Mtg. Rev.:
Series 2019, 4% 5/1/50	125,000	126,694
Series 2021 A, 3% 5/1/52	2,450,000	2,412,590
Saint Louis Arpt. Rev.:
Series 2019 C:
5% 7/1/26	1,350,000	1,465,528
5% 7/1/27	2,275,000	2,525,366
Series A, 5.25% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	2,610,000	2,859,121
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A:
5.125% 9/1/48	55,000	50,697
5.25% 9/1/53	3,910,000	3,608,795
TOTAL MISSOURI		25,478,679
Montana - 0.1%
Montana Board Hsg. Single Family Series 2019 B, 4% 6/1/50	60,000	61,087
Montana Facility Fin. Auth. Series 2021 A, 3% 6/1/50	2,055,000	1,521,135
TOTAL MONTANA		1,582,222
Nebraska - 0.6%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (b)	12,540,000	12,699,697
Douglas County Neb Edl. Facilities Rev. (Creighton Univ. Projs.) Series 2021 A, 3% 7/1/51	940,000	690,172
TOTAL NEBRASKA		13,389,869
Nevada - 1.1%
Clark County Arpt. Rev.:
Series 2014 A2, 5% 7/1/30	395,000	409,682
Series 2019 A, 5% 7/1/26	1,175,000	1,282,416
Clark County School District:
Series 2015 C, 5% 6/15/26	2,810,000	3,018,818
Series 2016 B, 5% 6/15/26	1,570,000	1,707,408
Series 2017 A:
5% 6/15/24	235,000	243,053
5% 6/15/25	5,565,000	5,900,191
5% 6/15/26	200,000	217,504
Series A, 5% 6/15/27	1,220,000	1,359,385
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig. Series 2022 A, 4% 6/1/40	1,245,000	1,282,639
Nevada Hsg. Division Single Family Mtg. Rev.:
Series 2019 A, 4% 4/1/49	1,695,000	1,715,413
Series 2019 B, 4% 10/1/49	180,000	182,193
Series 2021 B, 3% 10/1/51	6,770,000	6,649,476
Nevada Hwy. Impt. Rev. Series 2020 A, 2% 12/1/32	3,020,000	2,733,365
TOTAL NEVADA		26,701,543
New Hampshire - 0.6%
Nat'l. Fin. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2021 B, 3% 8/15/51 (Assured Guaranty Muni. Corp. Insured)	1,755,000	1,334,278
Nat'l. Finnance Auth.:
Series 2020 1, 4.125% 1/20/34	1,625,160	1,641,864
Series 2022 1, 4.375% 9/20/36	2,283,417	2,288,915
New Hampshire Health & Ed. Facilities Auth.:
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A, 5% 8/1/34	295,000	321,730
Series 2017, 5% 7/1/44	2,185,000	2,162,177
New Hampshire Health & Ed. Facilities Auth. Rev. Series 2016, 5% 10/1/23	160,000	162,260
New Hampshire Nat'l. Fin. Auth. Series 2022 2, 4% 10/20/36	7,709,136	7,469,356
TOTAL NEW HAMPSHIRE		15,380,580
New Jersey - 4.9%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A, 5% 2/15/26	935,000	949,027
New Jersey Econ. Dev. Auth.:
(White Horse HMT Urban Renewal LLC Proj.) Series 2020, 5% 1/1/40 (c)	310,000	237,372
Series 2013, 5% 3/1/27	45,000	45,081
Series A, 5% 11/1/31	2,560,000	2,900,573
Series QQQ, 4% 6/15/46	740,000	710,786
New Jersey Econ. Dev. Auth. Lease Rev. (State House Proj.) Series 2017 B:
5% 6/15/26	935,000	1,006,117
5% 6/15/35	545,000	593,289
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (c)	220,000	169,186
(Provident Montclair Proj.) Series 2017, 5% 6/1/25 (Assured Guaranty Muni. Corp. Insured)	970,000	1,021,270
Series 2014 PP, 5% 6/15/26	935,000	964,004
Series 2014 RR, 5% 6/15/32 (Pre-Refunded to 6/15/24 @ 100)	195,000	201,967
Series 2014 UU, 5% 6/15/30 (Pre-Refunded to 6/15/24 @ 100)	245,000	253,754
Series 2016 A, 5% 7/15/27	935,000	1,008,347
Series 2018 EEE:
5% 6/15/28	550,000	614,126
5% 6/15/34 (Pre-Refunded to 12/15/28 @ 100)	1,405,000	1,626,476
Series LLL:
4% 6/15/44	2,745,000	2,664,085
4% 6/15/49	2,515,000	2,395,345
Series MMM:
4% 6/15/35	1,085,000	1,116,158
4% 6/15/36	420,000	427,385
New Jersey Edl. Facility Series A:
5% 7/1/38	1,980,000	2,099,835
5% 7/1/39	2,080,000	2,196,095
New Jersey Gen. Oblig. Series 2020 A:
5% 6/1/28	935,000	1,063,714
5% 6/1/29	1,120,000	1,300,306
New Jersey Health Care Facilities Fing. Auth. Rev.:
Bonds:
Series 2019 B2, 5%, tender 7/1/25 (b)	1,560,000	1,646,847
Series 2019 B3, 5%, tender 7/1/26 (b)	1,585,000	1,704,981
Series 2016:
4% 7/1/48	3,355,000	2,809,463
5% 7/1/28	1,095,000	1,147,194
5% 7/1/41	85,000	84,617
Series 2021, 3% 7/1/39	1,910,000	1,683,080
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev. Series 2019 A:
5% 12/1/23	185,000	188,733
5% 12/1/24	110,000	114,585
5% 12/1/25	200,000	213,390
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A, 5% 6/1/28	935,000	1,011,227
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2015 E, 5% 1/1/34	630,000	658,886
Series 2022 B, 5% 1/1/46	11,000,000	12,111,811
Series D, 5% 1/1/28	1,000,000	1,082,716
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	1,820,000	1,928,746
Series 2006 C:
0% 12/15/25	5,025,000	4,620,312
0% 12/15/31 (FGIC Insured)	5,400,000	3,992,845
Series 2010 A:
0% 12/15/27	1,130,000	972,150
0% 12/15/30	1,000,000	767,962
Series 2018 A:
5% 12/15/32	630,000	700,165
5% 12/15/34	1,915,000	2,093,475
Series 2019 BB, 4% 6/15/50	1,360,000	1,292,962
Series 2021 A:
4% 6/15/34	550,000	576,489
4% 6/15/38	750,000	755,438
5% 6/15/32	1,095,000	1,264,690
5% 6/15/33	4,230,000	4,842,535
Series 2022 A, 4% 6/15/40	3,125,000	3,114,480
Series 2022 AA:
5% 6/15/30	1,845,000	2,117,360
5% 6/15/31	4,485,000	5,212,137
5% 6/15/33	1,250,000	1,449,752
Series 2022 BB:
4% 6/15/46	5,350,000	5,138,791
4% 6/15/50	3,600,000	3,422,547
Series A:
0% 12/15/31	1,615,000	1,188,962
4% 12/15/39	935,000	936,740
4.25% 12/15/38	2,355,000	2,396,989
Series AA:
4% 6/15/39	975,000	977,044
4% 6/15/45	5,915,000	5,703,657
4% 6/15/50	6,105,000	5,804,069
5% 6/15/36	1,075,000	1,181,382
5% 6/15/50	470,000	494,047
Series BB, 4% 6/15/44	1,215,000	1,179,185
Newark Port Auth. Hsg. Auth. Rev. Series 2007, 5.25% 1/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	935,000	989,707
Ocean City Gen. Oblig. Series 2020 B, 2% 10/15/30	635,000	592,070
Rutgers State Univ. Rev. Series Q, 5% 5/1/23	200,000	201,237
South Jersey Trans. Auth. Trans. Sys. Rev. Series 2022 A:
5% 11/1/38	1,000,000	1,074,454
5% 11/1/40	1,350,000	1,434,814
TOTAL NEW JERSEY		118,439,021
New Mexico - 0.4%
Albuquerque Wtr. Util. Auth. Series 2018, 5% 7/1/28	935,000	1,020,153
New Mexico Hosp. Equip. Ln. Council Rev. Bonds Series 2019 B, 5%, tender 8/1/25 (b)	1,365,000	1,438,155
New Mexico Mtg. Fin. Auth.:
Series 2019 C, 4% 1/1/50	670,000	679,052
Series 2019 D, 3.75% 1/1/50	245,000	246,844
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev.:
Bonds Series 2019 A, 5%, tender 5/1/25 (b)	4,680,000	4,849,887
Series 2019 A:
4% 5/1/23	550,000	551,484
4% 11/1/23	185,000	186,352
4% 5/1/24	630,000	636,871
Santa Fe Retirement Fac. Series 2019 A:
5% 5/15/34	65,000	62,341
5% 5/15/39	45,000	41,058
5% 5/15/44	45,000	39,188
5% 5/15/49	100,000	84,638
TOTAL NEW MEXICO		9,836,023
New York - 12.5%
Dorm. Auth. New York Univ. Rev. Series 2017 A, 5% 7/1/46 (Pre-Refunded to 7/1/27 @ 100)	1,185,000	1,325,435
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A, 5% 2/15/42	3,465,000	3,704,211
Long Island Pwr. Auth. Elec. Sys. Rev.:
Bonds Series 2019 B, 1.65%, tender 9/1/24 (b)	2,435,000	2,372,095
Series 2018, 5% 9/1/36	235,000	259,796
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	280,000	277,302
New York City Edl. Construction Fund Series 2021 B, 5% 4/1/46	2,055,000	2,228,344
New York City Gen. Oblig.:
Series 2021 A1, 5% 8/1/31	3,990,000	4,759,877
Series 2021 F1, 5% 3/1/50	3,080,000	3,357,784
Series 2022 A1:
5% 9/1/39	9,105,000	10,465,596
5% 8/1/47	3,645,000	4,000,070
Series B:
5% 10/1/42	1,870,000	2,044,168
5% 10/1/43	2,540,000	2,771,931
New York City Hsg. Dev. Corp. Multifamily Hsg.:
Bonds:
Series 2021 C2, 0.7%, tender 7/1/25 (b)	1,185,000	1,110,542
Series 2021 K2, 0.9%, tender 1/1/26 (b)	6,590,000	6,110,164
Series 2021, 0.6%, tender 7/1/25 (b)	1,570,000	1,467,398
Series 2022 F 2B, 3.4%, tender 12/22/26 (b)	8,400,000	8,471,064
Series 2021 C1, 2.5% 11/1/51	4,155,000	2,799,819
New York City Muni. Wtr. Fin. Auth. Series 2022 CC1, 5% 6/15/52	15,440,000	17,005,137
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
(New York State Gen. Oblig. Proj.) Series 2015 S-1, 5% 7/15/35	6,550,000	6,855,006
Series 2018 S2, 5% 7/15/35	1,005,000	1,105,371
New York City Transitional Fin. Auth. Rev.:
Series 2018 A2, 5% 8/1/39	1,685,000	1,821,506
Series 2018 B, 5% 8/1/45	6,690,000	7,136,134
Series 2022 B1, 5.25% 11/1/37	5,880,000	6,973,912
New York City Trust Cultural Resources Rev. Series 2021, 5% 7/1/31	3,370,000	4,096,045
New York Dorm. Auth. Rev.:
Bonds:
Series 2019 B2, 5%, tender 5/1/24 (b)	825,000	838,241
Series 2019 B3, 5%, tender 5/1/26 (b)	595,000	629,307
Series 2022 A:
5% 7/1/36	750,000	846,548
5% 7/15/37	380,000	401,925
5% 7/1/40	935,000	1,013,302
5% 7/1/41	935,000	1,007,906
5% 7/15/42	1,075,000	1,111,457
5% 7/15/50	2,775,000	2,823,433
Series 2022:
5% 7/1/30	1,540,000	1,684,261
5% 7/1/31	1,615,000	1,767,648
5% 7/1/38	780,000	814,113
5% 7/1/39	1,225,000	1,271,712
5% 7/1/40	2,760,000	2,850,545
5% 7/1/41	2,900,000	2,979,341
5% 7/1/42	1,520,000	1,558,475
5% 7/1/57	6,385,000	6,389,792
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev. Series 2012 A, 0% 11/15/32	5,160,000	3,682,349
New York Metropolitan Trans. Auth. Rev.:
Series 2015 A1, 5% 11/15/29	400,000	409,910
Series 2015 D1, 5% 11/15/28	2,310,000	2,379,669
Series 2017 C1, 5% 11/15/34	2,230,000	2,348,727
Series 2017 D:
5% 11/15/30	8,760,000	9,290,863
5% 11/15/35	1,870,000	1,962,842
Series 2020 A, 5% 2/1/23	2,825,000	2,825,000
Series 2020 D, 4% 11/15/46	12,660,000	11,463,455
New York State Dorm. Auth.:
Series 2017 A, 5% 2/15/31	935,000	1,033,104
Series 2019 D, 3% 2/15/49	3,920,000	3,143,549
Series 2021 A, 4% 3/15/38	4,000,000	4,075,945
Series 2021 E:
3% 3/15/50	2,340,000	1,845,298
4% 3/15/39	4,000,000	4,064,693
4% 3/15/45	5,435,000	5,380,630
4% 3/15/47	3,830,000	3,768,116
Series 2022 A, 5% 3/15/41	12,850,000	14,431,312
New York State Hsg. Fin. Agcy. Rev. Bonds Series 2021 J2:
1%, tender 11/1/26 (b)	960,000	882,155
1.1%, tender 5/1/27 (b)	3,545,000	3,226,149
New York State Mtg. Agcy. Homeowner Mtg. Series 2020 225, 2.45% 10/1/45	10,000,000	6,983,423
New York State Urban Dev. Corp.:
Series 2020 A:
4% 3/15/45	1,170,000	1,156,613
4% 3/15/49	7,380,000	7,189,009
5% 3/15/37	11,380,000	12,860,941
Series 2020 C:
4% 3/15/39	3,315,000	3,356,606
5% 3/15/43	4,680,000	5,144,621
5% 3/15/47	9,360,000	10,202,680
Series 2020 E:
3% 3/15/50	1,525,000	1,202,598
4% 3/15/44	8,705,000	8,642,996
4% 3/15/45	7,020,000	6,939,675
New York State Urban Eev Corp. Series 2019 A, 5% 3/15/37	3,540,000	3,977,693
Niagara Area Dev. Corp. Rev. (Catholic Health Sys., Inc. Proj.) Series 2022, 4.5% 7/1/52	1,775,000	1,326,814
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A, 5% 12/1/26 (Assured Guaranty Muni. Corp. Insured)	1,520,000	1,550,645
Suffolk County Econ. Dev. Corp. Rev. Series 2021:
4.625% 11/1/31 (c)	250,000	216,055
5.375% 11/1/54 (c)	935,000	722,039
Triborough Bridge & Tunnel Auth.:
Series 2021 B, 4% 5/15/56	1,645,000	1,592,148
Series 2022 A, 5% 5/15/57	8,425,000	9,196,060
Triborough Bridge & Tunnel Auth. Revs.:
Series 2018 A, 5% 11/15/44	3,745,000	4,026,816
Series 2021 A, 5% 11/15/51	3,135,000	3,422,617
Series 2022 A:
5% 11/15/40	2,280,000	2,604,499
5% 11/15/41	1,750,000	1,984,853
TOTAL NEW YORK		301,019,880
New York And New Jersey - 0.2%
Port Auth. of New York & New Jersey:
(H. Lee Moffitt Cancer Ctr. Proj.) Series 2016, 5% 11/15/41	4,680,000	4,974,792
Series 194, 5.25% 10/15/55	935,000	974,629
TOTAL NEW YORK AND NEW JERSEY		5,949,421
North Carolina - 0.7%
Charlotte Ctfs. of Prtn. (Convention Facility Projs.) Series 2019 A, 4% 6/1/39	820,000	842,686
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/27 (Escrowed to Maturity)	50,000	55,992
5% 10/1/42 (Pre-Refunded to 10/1/27 @ 100)	435,000	487,129
North Carolina Med. Care Commission Health Care Facilities Rev.:
Bonds Series 2019 C, 2.55%, tender 6/1/26 (b)	1,260,000	1,249,775
Series 2020 A, 3% 7/1/45	1,335,000	1,069,925
North Carolina Tpk. Auth. Triangle Expressway Sys. Series 2019, 5% 1/1/49	13,100,000	13,640,385
TOTAL NORTH CAROLINA		17,345,892
North Dakota - 0.3%
North Dakota Hsg. Fin. Agcy.:
Series 2021 A, 3% 1/1/52	795,000	782,984
Series 2021 B, 3% 7/1/52	2,115,000	2,076,663
Series 2022, 5% 1/1/53	2,755,000	2,935,110
Univ. of North Dakota Series 2021 A, 3% 6/1/61 (Assured Guaranty Muni. Corp. Insured)	2,865,000	2,048,766
TOTAL NORTH DAKOTA		7,843,523
Ohio - 2.8%
Akron Bath Copley Hosp. District Rev.:
Series 2016, 5.25% 11/15/46	3,495,000	3,575,503
Series 2020, 5% 11/15/31	360,000	400,628
American Muni. Pwr., Inc. Rev. (Greenup Hydroelectric Proj.):
Series 2016 A, 5% 2/15/41	935,000	969,825
Series 2016, 5% 2/15/46	1,625,000	1,675,154
Buckeye Tobacco Settlement Fing. Auth.:
Series 2020 A2:
3% 6/1/48	2,030,000	1,544,442
4% 6/1/48	660,000	606,643
Series 2020 B2, 5% 6/1/55	5,530,000	5,272,951
Chillicothe Hosp. Facilities Rev. (Adena Health Sys. Oblig. Group Proj.) Series 2017, 5% 12/1/47	935,000	941,876
Cleveland Arpt. Sys. Rev. Series 2016 A, 5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	685,000	715,572
Cleveland-Cuyahoga County Port Auth. Rev. (Euclid Avenue Dev. Corp. Proj.) Series 2022 A:
5% 8/1/39	1,250,000	1,348,155
5.25% 8/1/40	1,320,000	1,444,202
5.25% 8/1/41	1,390,000	1,518,419
5.25% 8/1/42	1,465,000	1,594,728
Columbus Gen. Oblig. Series 2016 2, 5% 7/1/25	1,780,000	1,897,184
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 4.25% 6/15/24	360,000	360,314
Franklin County Hosp. Facilities Rev. Bonds (U.S. Health Corp. of Columbus Proj.) Series 2011 B, 5%, tender 5/15/23 (b)	175,000	176,098
Hamilton County Healthcare Rev. (Life Enriching Cmntys. Proj.) Series 2016, 5% 1/1/51	935,000	857,447
Hamilton County Hosp. Facilities Rev. (Trihealth, Inc. Obligated Group Proj.) Series 2017 A, 5% 8/15/33	770,000	826,817
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (b)	4,130,000	4,251,459
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/23	405,000	409,302
5% 8/1/45	3,320,000	3,457,643
Middleburg Heights Hosp. Rev. Series 2021 A, 4% 8/1/41	1,590,000	1,563,952
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 4% 2/15/23	1,005,000	1,005,159
Ohio Higher Edl. Facility Commission Rev.:
(Kenyon College 2020 Proj.) Series 2020:
4% 7/1/40	685,000	685,555
5% 7/1/35	2,455,000	2,728,730
5% 7/1/42	4,235,000	4,562,196
(Kenyon College, Oh. Proj.) Series 2017, 5% 7/1/42	1,590,000	1,674,463
Ohio Hosp. Rev. Series 2020 A, 4% 1/15/50	265,000	244,886
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	85,000	86,987
Ohio Major New State Infrastructure Rev. Series 2021 1A:
5% 12/15/31	1,310,000	1,588,436
5% 12/15/32	1,625,000	2,007,018
Ohio Spl. Oblig. Series 2020 A, 5% 2/1/26	1,070,000	1,156,046
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Projs.) Series 2022 A, 5% 2/15/39	590,000	688,364
Ross County Hosp. Facilities Rev. (Adena Health Sys. Obligated Group Proj.) Series 2019:
5% 12/1/23	470,000	478,313
5% 12/1/24	490,000	508,639
5% 12/1/25	430,000	456,367
5% 12/1/26	560,000	606,608
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/26	1,815,000	1,921,660
5% 2/15/27	1,510,000	1,597,270
Series 2019, 5% 2/15/29	605,000	639,658
Univ. of Akron Gen. Receipts Series 2019 A, 5% 1/1/26	1,685,000	1,791,776
Univ. of Cincinnati Gen. Receipts Series 2016 C, 5% 6/1/41	4,680,000	4,964,262
Washington County Hosp. Rev. Series 2022:
6% 12/1/28	830,000	862,183
6% 12/1/29	880,000	919,136
6% 12/1/30	930,000	974,657
6% 12/1/31	995,000	1,044,814
TOTAL OHIO		68,601,497
Oklahoma - 0.0%
Oklahoma Dev. Fin. Auth. Rev. (Oklahoma City Univ. Proj.) Series 2019:
5% 8/1/26	335,000	346,569
5% 8/1/44	620,000	624,091
TOTAL OKLAHOMA		970,660
Oregon - 0.7%
Medford Hosp. Facilities Auth. Rev. (Asante Projs.) Series 2020 A:
5% 8/15/36	1,215,000	1,339,705
5% 8/15/38	3,465,000	3,781,128
Oregon Gen. Oblig. Series 2022 A, 5% 12/1/52	1,935,000	2,060,205
Oregon State Hsg. & Cmnty. Svcs. Dept. Series 2019 A, 4% 7/1/50	7,470,000	7,558,393
Salem Hosp. Facility Auth. Rev. (Salem Health Projs.) Series 2019 A, 3% 5/15/49	3,125,000	2,394,633
TOTAL OREGON		17,134,064
Pennsylvania - 3.8%
Allegheny County Arpt. Auth. Rev. Series 2021 B, 5% 1/1/51	7,525,000	8,034,432
Allegheny County Indl. Dev. Auth. Rev. Series 2021:
3.5% 12/1/31	545,000	461,320
4% 12/1/41	995,000	755,514
4.25% 12/1/50	1,110,000	800,489
Bucks County Indl. Dev. Auth. Hosp. Rev. Series 2021:
5% 7/1/36	565,000	569,187
5% 7/1/38	1,130,000	1,117,231
Commonwealth Fing. Auth. Rev.:
Series 2019 B, 5% 6/1/26	635,000	686,332
Series 2020 A:
5% 6/1/29	1,640,000	1,880,049
5% 6/1/32	2,810,000	3,227,240
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A, 5% 6/1/34	1,065,000	1,121,281
Delaware County Auth. Rev.:
(Cabrini College) Series 2017, 5% 7/1/47	1,640,000	1,629,420
Series 2017, 5% 7/1/30	1,345,000	1,397,710
Doylestown Hosp. Auth. Hosp. Rev. Series 2019, 5% 7/1/49	955,000	786,082
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A:
5% 7/1/23	840,000	847,426
5% 7/1/24	1,590,000	1,638,686
5% 7/1/26	1,780,000	1,909,324
5% 7/1/27	1,870,000	2,038,076
5% 7/1/28	1,945,000	2,153,846
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2016 A, 5% 10/1/40	2,515,000	2,441,085
Series 2019:
4% 9/1/36	700,000	704,180
4% 9/1/37	700,000	702,391
4% 9/1/38	1,590,000	1,588,792
4% 9/1/39	1,030,000	1,028,962
4% 9/1/44	235,000	229,337
5% 9/1/23	470,000	475,816
5% 9/1/24	630,000	650,369
Series 2020:
5% 4/1/23	335,000	335,792
5% 4/1/24	340,000	345,924
5% 4/1/25	260,000	268,126
5% 4/1/26	310,000	324,373
5% 4/1/27	590,000	625,573
Montgomery County Indl. Dev. Auth. Series 2015 A, 5.25% 1/15/36 (Pre-Refunded to 1/15/25 @ 100)	990,000	1,041,882
Pennsylvania Econ. Dev. Fing. Auth. Series 2020 A:
5% 4/15/24	515,000	529,201
5% 4/15/25	700,000	736,939
5% 4/15/26	2,340,000	2,521,257
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Series 2012, 5% 11/1/42	1,280,000	1,280,666
Series 2016, 5% 5/1/34	1,495,000	1,579,265
Pennsylvania Hsg. Fin. Agcy. Series 2021 137, 3% 10/1/51	3,060,000	2,982,720
Pennsylvania State Univ. Series 2020 A, 4% 9/1/50	1,385,000	1,391,914
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2016, 5% 6/1/36	1,870,000	1,960,769
Series 2021 A:
4% 12/1/43	2,810,000	2,792,775
4% 12/1/46	4,680,000	4,575,336
4% 12/1/50	935,000	885,595
Philadelphia Auth. for Indl. Dev.:
Series 2015 1, 5% 4/1/33	495,000	514,563
Series 2017, 5% 11/1/47	975,000	994,876
Philadelphia Gen. Oblig.:
Series 2019 A, 5% 8/1/26	1,090,000	1,185,541
Series 2019 B:
5% 2/1/34	2,105,000	2,349,925
5% 2/1/35	2,575,000	2,852,939
5% 2/1/36	2,260,000	2,479,770
Philadelphia School District:
Series 2018 A, 5% 9/1/26	1,310,000	1,414,851
Series 2019 A:
4% 9/1/35	1,170,000	1,216,349
5% 9/1/23	620,000	628,211
5% 9/1/26	1,870,000	2,017,679
5% 9/1/30	1,250,000	1,418,057
5% 9/1/32	935,000	1,057,873
5% 9/1/34	580,000	649,741
5% 9/1/44	1,355,000	1,461,094
Series 2019 B:
5% 9/1/25	1,275,000	1,350,748
5% 9/1/26	1,035,000	1,117,840
Philadelphia Wtr. & Wastewtr. Rev. Series 2022 C:
5% 6/1/33	650,000	785,948
5% 6/1/34	800,000	961,097
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series 2019 A, 5% 9/1/44 (Assured Guaranty Muni. Corp. Insured)	420,000	453,906
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019 A:
4% 6/1/44	220,000	219,044
4% 6/1/49	520,000	495,277
5% 6/1/44	380,000	400,389
5% 6/1/49	605,000	633,571
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.) Series 2016 A, 5% 6/1/32 (Assured Guaranty Muni. Corp. Insured)	830,000	888,141
Union County Hosp. Auth. Rev. Series 2018 B, 5% 8/1/48	1,340,000	1,371,914
TOTAL PENNSYLVANIA		91,972,028
Puerto Rico - 1.0%
Puerto Rico Commonwealth Aqueduct & Swr. Auth.:
Series 2021 B:
4% 7/1/42 (c)	1,750,000	1,562,179
5% 7/1/33 (c)	835,000	856,763
5% 7/1/37 (c)	3,500,000	3,552,637
Series 2022 A, 4% 7/1/42 (c)	1,750,000	1,562,179
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	8,638,773	5,003,061
4% 7/1/33	5,651,810	5,284,443
4% 7/1/35	2,035,000	1,848,396
5.625% 7/1/27	589,592	617,534
5.625% 7/1/29	4,000,136	4,252,851
TOTAL PUERTO RICO		24,540,043
Rhode Island - 0.0%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series 2016 B, 5% 9/1/31	855,000	859,789
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	150,000	151,639
TOTAL RHODE ISLAND		1,011,428
South Carolina - 0.5%
Charleston County Arpt. District Series 2019, 5% 7/1/48	1,755,000	1,889,557
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (b)	505,000	508,252
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	245,000	249,216
South Carolina Jobs-Econ. Dev. Auth. Series 2019 C, 5% 7/1/33	1,220,000	1,342,656
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. Series 2022 A, 4% 4/1/52	2,900,000	2,761,624
South Carolina Pub. Svc. Auth. Rev.:
Series 2014 C, 5% 12/1/26	95,000	98,791
Series 2016 A, 5% 12/1/33	205,000	215,074
Series A, 5% 12/1/23 (Escrowed to Maturity)	740,000	755,361
Series B, 5% 12/1/24	2,360,000	2,454,065
Spartanburg County Reg'l. Health Series 2017 A, 5% 4/15/48	2,310,000	2,392,370
TOTAL SOUTH CAROLINA		12,666,966
South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev.:
Bonds Series 2019 A, 5%, tender 7/1/24 (b)	1,495,000	1,534,334
Series 2020 A, 3% 9/1/45	1,730,000	1,381,653
TOTAL SOUTH DAKOTA		2,915,987
Tennessee - 0.8%
Chattanooga Health Ed. & Hsg. Facility Board Rev.:
Series 2019 A1:
4% 8/1/44	7,770,000	7,476,529
5% 8/1/25	575,000	602,978
Series 2019 A2, 5% 8/1/44	2,105,000	2,191,357
Jackson Hosp. Rev. Series 2018 A:
5% 4/1/27	560,000	607,567
5% 4/1/27 (Escrowed to Maturity)	30,000	33,157
5% 4/1/28	375,000	412,243
5% 4/1/28 (Escrowed to Maturity)	20,000	22,590
5% 4/1/41	445,000	452,041
5% 4/1/41 (Pre-Refunded to 10/1/28 @ 100)	25,000	28,526
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev. (Lipscomb Univ. Proj.) Series 2019 A:
4% 10/1/49	2,150,000	1,747,120
5.25% 10/1/58	1,145,000	1,137,724
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (b)	1,895,000	1,941,453
Tennessee Energy Acquisition Corp. Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (b)	95,000	95,099
Tennessee Hsg. Dev. Agcy. Residential:
Series 2021 1, 3% 7/1/51	2,715,000	2,675,885
Series 2021 3A, 3% 1/1/52	875,000	860,322
TOTAL TENNESSEE		20,284,591
Texas - 5.2%
Austin Wtr. & Wastewtr. Sys. Rev. Series 2016, 5% 11/15/33	1,870,000	2,043,319
Central Reg'l. Mobility Auth.:
Series 2018, 5% 1/1/25	935,000	973,168
Series 2020 B:
4% 1/1/34	260,000	273,306
4% 1/1/35	210,000	219,036
4% 1/1/36	230,000	237,441
4% 1/1/37	330,000	338,502
4% 1/1/38	435,000	444,048
4% 1/1/39	560,000	568,847
4% 1/1/40	215,000	217,237
5% 1/1/27	185,000	201,159
5% 1/1/28	215,000	237,469
5% 1/1/29	795,000	892,046
5% 1/1/30	375,000	426,830
5% 1/1/31	185,000	210,251
5% 1/1/32	185,000	209,873
5% 1/1/33	280,000	316,544
Series 2021 B:
5% 1/1/30	935,000	1,064,230
5% 1/1/32	1,195,000	1,376,416
5% 1/1/39	1,215,000	1,339,275
5% 1/1/46	3,275,000	3,558,044
Series 2021 C, 5% 1/1/27	3,525,000	3,748,000
Collin County Series 2019, 5% 2/15/26	2,165,000	2,341,320
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2020 B:
4% 11/1/34	1,320,000	1,393,199
4% 11/1/35	1,175,000	1,218,532
Series 2021 B, 5% 11/1/43	975,000	1,070,422
Dallas Independent School District Series 2019:
5% 2/15/24	655,000	672,211
5% 2/15/25	935,000	983,575
Dallas Wtrwks. & Swr. Sys. Rev. Series 2017, 5% 10/1/46	470,000	502,613
Denton County Gen. Oblig. Series 2020, 4% 5/15/27	1,810,000	1,934,783
Denton Independent School District Bonds Series 2014 B:
2%, tender 8/1/24 (b)	85,000	84,617
2%, tender 8/1/24 (b)	545,000	537,016
Fort Worth Gen. Oblig. Series 2016:
5% 3/1/25	935,000	986,062
5% 3/1/27	935,000	1,010,124
Harris County Toll Road Rev. Series 2018 A, 5% 8/15/43	470,000	502,657
Hays Consolidated Independent School District Series 2022:
4% 2/15/38	1,000,000	1,034,911
4% 2/15/39	2,000,000	2,061,218
4% 2/15/40	2,000,000	2,051,142
4% 2/15/41	2,000,000	2,042,517
5% 2/15/33	1,300,000	1,545,842
Houston Arpt. Sys. Rev. Series 2018 D, 5% 7/1/39	2,035,000	2,214,844
Houston Convention and Entertainment Facilities Dept. Hotel Occupancy Tax and Spl. Rev. Series 2019, 5% 9/1/33	715,000	792,999
Houston Gen. Oblig. Series 2017 A, 5% 3/1/31	1,170,000	1,288,239
Houston Util. Sys. Rev.:
Series 2017 B, 5% 11/15/35	935,000	1,019,603
Series 2020 C, 5% 11/15/28	2,245,000	2,566,578
Series 2021 A:
5% 11/15/26	355,000	390,933
5% 11/15/28	1,480,000	1,698,040
Irving Hosp. Auth. Hosp. Rev. Series 2017 A, 5% 10/15/35	385,000	400,979
Lower Colorado River Auth. Rev. (LCRA Transmission Svcs. Corp. Proj.):
Series 2018:
5% 5/15/43	1,405,000	1,491,648
5% 5/15/48	1,590,000	1,677,552
Series 2020, 5% 5/15/28	2,105,000	2,386,913
Midlothian Independent School District Bonds Series 2013 C, 2%, tender 8/1/24 (b)	530,000	521,094
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/28	1,450,000	1,544,818
North East Texas Independent School District Bonds Series 2019, 2.2%, tender 8/1/24 (b)	325,000	321,559
North Texas Tollway Auth. Rev.:
Series 2016 A, 5% 1/1/30	700,000	748,100
Series 2017 A, 5% 1/1/39	3,745,000	4,026,560
Series 2018:
4% 1/1/38	1,715,000	1,723,359
5% 1/1/35	470,000	513,570
Series 2019 A, 5% 1/1/38	4,680,000	5,123,526
Series 2019 B, 5% 1/1/25	605,000	635,131
Series 2021 B, 4% 1/1/33	1,870,000	2,022,322
Northside Independent School District Bonds Series 2020, 0.7%, tender 6/1/25 (b)	1,510,000	1,425,701
Pasadena Independent School District Bonds Series 2015 B, 1.5%, tender 8/15/24 (b)	2,175,000	2,142,591
San Antonio Elec. & Gas Sys. Rev. Bonds Series 2020, 1.75%, tender 12/1/25 (b)	10,060,000	9,683,235
Tarrant County Series 2022, 5% 7/15/35	1,640,000	1,928,858
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
Series 2020, 5% 12/1/24	515,000	538,066
Series 2022:
4% 10/1/42	1,185,000	1,188,186
4% 10/1/47	1,265,000	1,238,514
4% 10/1/52	2,810,000	2,728,443
5% 10/1/36	515,000	582,279
5% 10/1/40	1,870,000	2,039,647
Tarrant County Cultural Ed. Facilities Fin. Corp. Retirement Facility Rev. (Buckner Retirement Svcs., Inc.) Series 2016 B, 5% 11/15/40	890,000	912,222
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A, 5% 2/15/47	7,485,000	7,700,578
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	709,355	661,649
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev. Series 2019 A, 4% 3/1/50	655,000	667,124
Texas Private Activity Bond Surface Trans. Corp. (LBJ Infrastructure Group LLC I-635 Managed Lanes Proj.) Series 2020 A:
4% 6/30/36	770,000	766,744
4% 6/30/38	1,965,000	1,914,938
4% 12/31/39	1,640,000	1,585,434
Texas Pub. Fin. Auth. Lease Rev. Series 2019, 5% 2/1/25	1,075,000	1,131,420
Texas State Univ. Sys. Fing. Rev. Series 2019 A, 5% 3/15/25	1,405,000	1,482,373
Texas Trans. Commission Series 2019 A, 0% 8/1/41	1,405,000	550,762
Texas Trans. Commission Hwy. Impt. Gen. Oblig. Bonds Series 2014 B, 0.65%, tender 4/1/26 (b)	8,695,000	7,946,769
Texas Wtr. Dev. Board Rev.:
Series 2018 A, 5% 10/15/43	935,000	1,010,675
Series 2018 B, 5% 4/15/49	935,000	1,006,727
TOTAL TEXAS		124,809,104
Utah - 0.6%
Salt Lake City Arpt. Rev. Series 2021 B:
5% 7/1/46	2,305,000	2,502,812
5% 7/1/51	9,285,000	10,015,926
Utah Gen. Oblig. Series 2020, 5% 7/1/26	935,000	1,024,028
TOTAL UTAH		13,542,766
Vermont - 0.1%
Vermont Hsg. Fin. Agcy.:
Series 2021 B, 3% 11/1/51	1,021,000	1,001,272
Series 2022 A, 5.25% 11/1/52	1,000,000	1,083,375
Series A, 3.75% 11/1/50	1,401,000	1,410,506
TOTAL VERMONT		3,495,153
Virginia - 0.3%
Lynchburg Econ. Dev. Series 2021, 3% 1/1/51	1,550,000	1,149,280
Roanoke Econ. Dev. Auth. Edl. Facilities Series 2018 A, 5% 9/1/27	470,000	503,543
Salem Econ. Dev. Auth. Series 2020:
4% 4/1/38	260,000	248,669
4% 4/1/39	235,000	222,420
4% 4/1/40	260,000	243,467
4% 4/1/45	700,000	629,483
5% 4/1/24	280,000	285,683
5% 4/1/26	330,000	346,919
5% 4/1/27	330,000	351,479
5% 4/1/28	410,000	441,743
5% 4/1/29	540,000	587,253
5% 4/1/49	935,000	953,932
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (b)	280,000	278,363
TOTAL VIRGINIA		6,242,234
Washington - 2.9%
King County Gen. Oblig. Series 2021 A, 2% 1/1/36	1,700,000	1,395,056
King County Hsg. Auth. Rev. Series 2021, 4% 12/1/29	675,000	713,984
King County Swr. Rev. Bonds Series 2020 B, 0.875%, tender 1/1/26 (b)	2,150,000	1,997,628
Port of Seattle Rev. Series 2015 B, 5% 3/1/25	235,000	244,189
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2017, 5% 12/1/38	1,100,000	1,161,620
Washington Convention Ctr. Pub. Facilities Series 2021, 4% 7/1/31	9,195,000	8,621,835
Washington Gen. Oblig.:
Series 2016 C, 5% 2/1/39	2,395,000	2,537,522
Series 2017 D, 5% 2/1/35	470,000	513,226
Series 2018 C, 5% 2/1/41	935,000	1,014,515
Series 2021 A, 5% 8/1/43	840,000	934,544
Series 2021 E, 5% 6/1/37	4,780,000	5,497,267
Series 2022 A, 5% 8/1/35	8,445,000	9,906,241
Series 2023 A, 5% 8/1/41	6,875,000	7,883,126
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/31	40,000	43,205
5% 7/1/42	525,000	537,037
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	230,000	239,440
5% 8/15/26	210,000	222,305
Series 2017 A, 4% 7/1/42	5,410,000	5,413,638
Series 2017:
4% 8/15/42	6,550,000	6,059,554
5% 8/15/36	470,000	482,602
Series 2020:
5% 9/1/38	1,870,000	2,008,085
5% 9/1/45	2,105,000	2,224,664
5% 9/1/50	2,340,000	2,465,330
Washington Higher Ed. Facilities Auth. Rev.:
(Gonzaga Univ. Proj.) Series 2019 A, 3% 4/1/49	2,625,000	1,996,995
(Whitworth Univ. Proj.):
Series 2016 A:
5% 10/1/25	400,000	418,402
5% 10/1/26	1,880,000	1,998,689
5% 10/1/34	1,415,000	1,477,185
Series 2019, 4% 10/1/49	1,515,000	1,339,272
TOTAL WASHINGTON		69,347,156
Wisconsin - 1.9%
Pub. Fin. Auth. Edl. Facilities:
Series 2018 A:
5.25% 10/1/43	495,000	498,976
5.25% 10/1/48	495,000	495,733
Series 2022 A:
5.25% 3/1/42	935,000	965,347
5.25% 3/1/47	6,175,000	6,328,919
Pub. Fin. Auth. Hosp. Rev. Series 2019 A, 5% 10/1/44	1,350,000	1,398,378
Pub. Fin. Auth. Sr. Living Rev. (Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5.25% 5/15/42 (c)	840,000	786,712
5.25% 5/15/47 (c)	1,225,000	1,118,393
Roseman Univ. of Health:
Series 2020, 5% 4/1/50 (c)	395,000	371,571
Series 2021 A:
3% 7/1/50	1,385,000	1,048,094
4.5% 6/1/56 (c)	5,360,000	4,100,655
Series 2021 B, 6.5% 6/1/56 (c)	1,815,000	1,503,047
Wisconsin Gen. Oblig.:
Series 2014 4, 5% 5/1/25	1,160,000	1,213,558
Series 2021 A:
5% 5/1/33	475,000	536,768
5% 5/1/36	5,320,000	5,885,617
Series 2022 A, 5% 5/1/34	3,745,000	4,445,324
Wisconsin Health & Edl. Facilities:
Series 2018, 5% 4/1/34	1,870,000	2,090,552
Series 2019 A:
5% 11/1/25	225,000	221,363
5% 11/1/29	160,000	153,525
5% 12/1/30	280,000	312,638
5% 12/1/31	280,000	312,292
5% 12/1/32	330,000	367,261
5% 12/1/33	330,000	366,073
5% 12/1/34	330,000	363,465
5% 12/1/35	420,000	458,100
5% 7/1/44	470,000	481,371
5% 11/1/46	1,350,000	1,135,157
5% 7/1/49	1,870,000	1,904,351
Series 2019 B, 5% 7/1/38	330,000	341,419
Series 2019 B1, 2.825% 11/1/28	340,000	303,911
Series 2019 B2, 2.55% 11/1/27	185,000	175,345
Series 2019:
5% 10/1/24	255,000	265,004
5% 10/1/26	515,000	560,728
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2021, 3% 10/15/37	1,545,000	1,385,312
Wisconsin Hsg. & Econ. Dev. Auth.:
Series 2021 A, 3% 3/1/52	805,000	792,531
Series 2021 C, 3% 9/1/52	1,190,000	1,170,784
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds Series 2021 C:
0.61%, tender 5/1/24 (b)	215,000	206,346
0.81%, tender 5/1/25 (b)	715,000	680,983
TOTAL WISCONSIN		44,745,603
Wyoming - 0.1%
Wyoming Cmnty. Dev. Auth. Hsg. Rev. Series 2019 3, 3.75% 12/1/49	2,025,000	2,031,474
TOTAL MUNICIPAL BONDS (Cost $2,281,554,851)		2,208,486,256

Municipal Notes - 0.4%
	Principal Amount (a)	Value ($)
Arizona - 0.2%
Arizona St Indl. Dev. Auth. Multi Participating VRDN Series MIZ 91 18, 1.32% 2/1/23 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(e)(f)	4,450,000	4,450,000
Texas - 0.2%
Lower Neches Valley Auth. Indl. Dev. Corp. Rev. (ExxonMobil Proj.) Series 2012, 1.12% 2/1/23, VRDN (b)	4,535,000	4,535,000
TOTAL MUNICIPAL NOTES (Cost $8,985,000)		8,985,000

Money Market Funds - 8.2%
	Shares	Value ($)
Fidelity Tax-Free Cash Central Fund 1.39% (g)(h) (Cost $198,071,424)	198,014,056	198,073,458

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $2,488,611,275)	2,415,544,714
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(5,419,251)
NET ASSETS - 100.0%	2,410,125,463

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $21,713,642 or 0.9% of net assets.

(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)	Provides evidence of ownership in one or more underlying municipal bonds.
(f)	Coupon rates are determined by re-marketing agents based on current market conditions.
(g)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Tax-Free Cash Central Fund 1.39%	132,221,448	971,501,006	905,649,000	1,447,212	1,281	(1,277)	198,073,458	19.4%
Total	132,221,448	971,501,006	905,649,000	1,447,212	1,281	(1,277)	198,073,458

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	2,217,471,256	-	2,217,471,256	-

Money Market Funds	198,073,458	198,073,458	-	-
Total Investments in Securities:	2,415,544,714	198,073,458	2,217,471,256	-
Financial Statements
Statement of Assets and Liabilities
			January 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:	$
Unaffiliated issuers (cost $2,290,539,851)		2,217,471,256
Fidelity Central Funds (cost $198,071,424)		198,073,458

Total Investment in Securities (cost $2,488,611,275)			$2,415,544,714
Cash			1,849,053
Receivable for fund shares sold			5,098,884
Interest receivable			22,498,052
Distributions receivable from Fidelity Central Funds			280,483
Prepaid expenses			1,768
Receivable from investment adviser for expense reductions			196,418
Other receivables			1,849
Total assets			2,445,471,221
Liabilities
Payable for investments purchased
Regular delivery		$4,629,194
Delayed delivery		23,676,390
Payable for fund shares redeemed		1,114,025
Distributions payable		5,182,590
Accrued management fee		682,611
Other payables and accrued expenses		60,948
Total Liabilities			35,345,758
Net Assets			$2,410,125,463
Net Assets consist of:
Paid in capital			$2,512,927,907
Total accumulated earnings (loss)			(102,802,444)
Net Assets			$2,410,125,463
Net Asset Value , offering price and redemption price per share ($2,410,125,463 ÷ 241,004,635 shares)			$10.00

Statement of Operations
		Year ended January 31, 2023
Investment Income
Interest		$54,520,437
Income from Fidelity Central Funds		1,445,089
Total Income		55,965,526
Expenses
Management fee	$7,553,707
Custodian fees and expenses	22,130
Independent trustees' fees and expenses	7,434
Registration fees	669,009
Audit	65,924
Legal	2,987
Miscellaneous	9,205
Total expenses before reductions	8,330,396
Expense reductions	(2,939,399)
Total expenses after reductions		5,390,997
Net Investment income (loss)		50,574,529
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(29,878,438)
Redemptions in-kind	(10,160,414)
Fidelity Central Funds	1,281
Capital gain distributions from Fidelity Central Funds	2,123
Total net realized gain (loss)		(40,035,448)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(91,701,326)
Fidelity Central Funds	(1,277)
Total change in net unrealized appreciation (depreciation)		(91,702,603)
Net gain (loss)		(131,738,051)
Net increase (decrease) in net assets resulting from operations		$(81,163,522)
Statement of Changes in Net Assets

	Year ended January 31, 2023	Year ended January 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$50,574,529	$36,279,553
Net realized gain (loss)	(40,035,448)	1,260,034
Change in net unrealized appreciation (depreciation)	(91,702,603)	(71,420,547)
Net increase (decrease) in net assets resulting from operations	(81,163,522)	(33,880,960)
Distributions to shareholders	(50,249,974)	(36,466,591)
Share transactions
Proceeds from sales of shares	7,092,031,431	2,075,633,983
Reinvestment of distributions	1,421,586	1,779,197
Cost of shares redeemed	(6,717,430,416)	(1,639,170,620)
Net increase (decrease) in net assets resulting from share transactions	376,022,601	438,242,560
Total increase (decrease) in net assets	244,609,105	367,895,009

Net Assets
Beginning of period	2,165,516,358	1,797,621,349
End of period	$2,410,125,463	$2,165,516,358

Other Information
Shares
Sold	715,122,762	190,831,072
Issued in reinvestment of distributions	141,280	163,167
Redeemed	(678,388,942)	(150,683,639)
Net increase (decrease)	36,875,100	40,310,600

Financial Highlights
Fidelity® SAI Tax-Free Bond Fund

Years ended January 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$10.61	$10.97	$10.89	$10.19	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.230	.194	.215	.241	.081
Net realized and unrealized gain (loss)	(.613)	(.359)	.085	.735	.176
Total from investment operations	(.383)	(.165)	.300	.976	.257
Distributions from net investment income	(.227)	(.194)	(.216)	(.248)	(.067)
Distributions from net realized gain	-	(.001)	(.004)	(.028)	-
Total distributions	(.227)	(.195)	(.220)	(.276)	(.067)
Net asset value, end of period	$10.00	$10.61	$10.97	$10.89	$10.19
Total Return D,E	(3.55)%	(1.53)%	2.83%	9.68%	2.58%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.38%	.36%	.36%	.43%	.60% H,I
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25% I
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25% I
Net investment income (loss)	2.33%	1.78%	2.02%	2.28%	2.38% I
Supplemental Data
Net assets, end of period (000 omitted)	$2,410,125	$2,165,516	$1,797,621	$1,603,522	$489,517
Portfolio turnover rate J	23% K	6%	32%	12%	2% L

A For the period October 2, 2018 (commencement of operations) through January 31, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Audit fees are not annualized.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

L Amount not annualized.

Notes to Financial Statements
For the period ended January 31, 2023

1. Organization.
Fidelity SAI Tax-Free Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to redemptions in-kind, market discount, capital loss carryforwards and losses deferred due to excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$30,942,429
Gross unrealized depreciation	(103,671,895)
Net unrealized appreciation (depreciation)	$(72,729,466)
Tax Cost	$2,488,274,180

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(30,011,766)
Net unrealized appreciation (depreciation) on securities and other investments	$(72,729,466)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(8,864,320)
Long-term	(21,147,446)
Total capital loss carryforward	$(30,011,766)

The tax character of distributions paid was as follows:

	January 31, 2023	January 31, 2022
Tax-exempt Income	$50,249,974	$36,271,346
Long-term Capital Gains	-	195,245
Total	$50,249,974	$36,466,591

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Tax-Free Bond Fund	920,820,482	473,521,929

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.   Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI Tax-Free Bond Fund	-	7,232,365	2,259

Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity SAI Tax-Free Bond Fund	13,577,568	(10,160,414)	131,430,855

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Tax-Free Bond Fund	$3,831
7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .25% of average net assets. This reimbursement will remain in place through May 31, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $2,894,435.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $4,223.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $40,741.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity SAI Tax-Free Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI Tax-Free Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from October 2, 2018 (commencement of operations) through January 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from October 2, 2018 (commencement of operations) through January 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 14, 2023

We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 291 funds. Mr. Chiel oversees 186 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's alternative investment, investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Zierhoffer also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2022 to January 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value August 1, 2022	Ending Account Value January 31, 2023	Expenses Paid During Period- C August 1, 2022 to January 31, 2023

Fidelity® SAI Tax-Free Bond Fund	.25%
Actual		$ 1,000	$ 1,009.00	$ 1.27
Hypothetical- B		$ 1,000	$ 1,023.95	$ 1.28

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

During fiscal year ended 2023, 100% of the fund's income dividends was free from federal income tax, and 0% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Tax-Free Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.25% through May 31, 2023.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2021 through November 30, 2022.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9887620.104
STF-ANN-0423

Item 2.

Code of Ethics

As of the end of the period, January 31, 2023, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity SAI Tax-Free Bond Fund, Fidelity Series Large Cap Value Index Fund, and Fidelity Tax-Free Bond Fund (the “Funds”):

Services Billed by Deloitte Entities

January 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Tax-Free Bond Fund	$48,800	$-	$9,600	$1,100
Fidelity Series Large Cap Value Index Fund	$44,500	$-	$9,700	$1,100
Fidelity Tax-Free Bond Fund	$50,200	$-	$9,200	$1,100

January 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Tax-Free Bond Fund	$48,400	$-	$7,500	$1,100
Fidelity Series Large Cap Value Index Fund	$44,100	$-	$9,300	$1,000
Fidelity Tax-Free Bond Fund	$49,800	$-	$7,200	$1,100

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Municipal Income Fund, and Fidelity Sustainable Intermediate Municipal Income Fund (the “Funds”):

Services Billed by PwC

January 31, 2023 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	$39,500	$1,800	$5,400	$800
Fidelity SAI Sustainable Municipal Income Fund	$43,400	$2,500	$5,400	$1,100
Fidelity Sustainable Intermediate Municipal Income Fund	$42,200	$2,600	$5,400	$1,100

January 31, 2022 FeesB

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	$-	$-	$-	$-
Fidelity SAI Sustainable Municipal Income Fund	$-	$-	$-	$-
Fidelity Sustainable Intermediate Municipal Income Fund	$-	$-	$-	$-

A Amounts may reflect rounding.
B Fidelity SAI Sustainable Municipal Income Fund, and Fidelity Sustainable Intermediate

Municipal Income Fund commenced operations on April 13, 2022. Fidelity SAI Sustainable Conservative Income Municipal Bond Fund commenced operations on June 16, 2022.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	January 31, 2023A	January 31, 2022A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	January 31, 2023A,B	January 31, 2022A,B
Audit-Related Fees	$7,914,600	$8,239,800
Tax Fees	$1,000	$354,200
All Other Fees	$-	$-

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Municipal Income Fund, and Fidelity Sustainable Intermediate Municipal Income Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	January 31, 2023A,B	January 31, 2022A,B
Deloitte Entities	$489,400	$548,800
PwC	$12,909,100	$13,836,700

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Intermediate Municipal Income Fund, and Fidelity Sustainable Intermediate Municipal Income Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	March 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	March 23, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	March 23, 2023